EXHIBIT 10.55

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXECUTION COPY

Master Distribution Agreement

     This Master Distribution Agreement (the “Agreement”) is entered into as of February 2, 2005, among Homestore Inc., a Delaware corporation (“HS”), Homestore Sales Company, Inc., a subsidiary of HS (“HSC”) and NRT Incorporated, a Delaware corporation (“NRT”). HS and HSC are collectively referred to herein as Homestore.

     Whereas, HS provides, through HSC, online real estate media and technology solutions;

     Whereas, NRT owns and operates real estate brokerage companies (“NRT Local Operating Companies”) throughout the United States which do business under the Coldwell Banker®, ERA®, Sotheby’s International Realty®, The Corcoran Group® and The Sunshine Group® brand names;

     Whereas, Homestore operates a Website located at the URL www.realtor.com (“REALTOR.com”) which contains information regarding homes and lots for sale, and generally charges real estate agents or brokers a fee to display enhanced personal and company contact and content on REALTOR.com in a variety of feature configurations (“Advertisements”); and

     Whereas, NRT desires to purchase certain Advertisements as set forth below.

     NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

1.	Description of HSC Advertisements. The following is a current description of the Advertisements to be provided by HSC to NRT hereunder (examples of each Advertisement demonstrating the current positioning, scaled size (not actual) and content type of each type of Advertisement is attached hereto as Exhibit A). NRT acknowledges and agrees that nothing set forth herein shall be deemed to limit or restrict HSC’s ability to amend or modify any of the features or functionality of the Advertisements so long as HSC implements such amendments or modifications to all of its customers:

(a) Company Showcase Enhanced Listing – property listing which includes up to six (6) photographs of the property, one or more fields of text describing the property, a photograph of the real estate listing agent, contact information for the

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real estate listing agent and company logo. This Advertisement currently appears on the web page that appears when a consumer clicks on a listing. The current size of (i) the top photograph is 300 pixels wide by 200 pixels high (ii) the photographs cascading down on the left side of the web page are 120 pixels wide by 80 pixels high (iii) the photograph of the real estate agent is 80 pixels wide by 120 pixels high and (iv) the logo is 120 pixels wide by 80 pixels high. As part of the Company Showcase Enhanced Listing, all NRT real estate sales agents, present and future, will (i) be listed in the Find a REALTOR Directory on Realtor.com in the same manner as if the NRT real estate sales agent had purchased the Agent Showcase Enhancement (allows consumers to find a real estate sales agent when searching for a REALTOR® in a specific geographic area) and (ii) be provided the functionality to access the agent control panel feature for consumer usage reporting information, account maintenance settings, and marketing information on Homestore products and services.

     Upon execution, HSC will supply login credentials for NRT offices to NRT’s Director of Electronic Marketing, broken out by NRT office.

(b) Featured Home – thumbnail photograph of a property listing presented on the web page after a search is entered but before the web page presenting the actual search results. The current size of the thumbnail photograph is 120 wide by 80 pixels high. Each Featured Home slot is assigned to a specific zip code (as determined by the United States Postal Service) and is classified into one of three tiers based on the volume of searches on Realtor.com within that zip code. HSC offers four (4) Featured Home slots within tier 1 and tier 2 zip codes. HSC offers eight (8) Featured Home slots within tier 3 zip codes. When a consumer searches on Realtor.com for property listings, the geographic areas defined in their search criteria are compared with the zip codes of all of the property listings designated as a Featured Home. If four (4) or less Featured Homes exist within the area of the search, those Featured Homes are displayed. If more than four (4) Featured Homes exists within the area of the search, the Featured Homes are grouped into sets of four (4) and displayed randomly.

(c) Featured Company/Companion Advertisement – (i) a customizable banner advertisement located in the top right portion of a web page and (ii) a customizable skyscraper advertisement companion advertisement located on the right side of a web page. The current size of (i) the banner advertisement in the top right of a web page is 468 pixels wide by 60 pixels high and (ii) the skyscraper advertisement on the right side of a web page is 120 pixels wide by 600 pixels high. Featured Company/Companion Advertisements will (x) display at such time when users during a session or searches may be geo-targeted and (y) will then display on the home page, the initial search page, the criteria selection page or the search results page. These two advertisements together are referred to as a Companion Advertisement. Each Featured Company/Companion Advertisement is placed in one out of six hundred eighty one (681) local markets. Local markets are based on Metropolitan Statistical Area data sets as defined by

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the U.S. Census Bureau except in certain large Metropolitan Statistical Area data sets where each county is considered a local market (“MSA”). There are ten (10) Featured Company/Companion Advertisement slots per MSA, subject to a twenty percent (20%) cap per MSA per company (it being understood and agreed that separately branded NRT subsidiaries constitute separate companies for the purpose of Companion Advertisements).

(d) Animated Sign Rider – an animated advertisement located within the thumbnail of a property listing on a search results web page and links directly to the listing office’s website or to the listing detail page on which the Advertisement displays. The current size of an Animated Sign Rider is 75 pixels wide by 50 pixels high.

(e) Office Standard Listing Enhancement – logo and office contact information on the property detail page that currently appears on the bottom right side of a search results web page. The current size of the logo is 120 pixels high by 80 pixels wide.

2. Purchase. In consideration of the amounts to be paid to HSC by NRT as set forth in Section 4, HSC will provide NRT with the following during the Term hereof:

(a)	Company Showcase Enhanced Listings — All NRT property listings shall be displayed as Company Showcase Enhanced Listings. NRT real estate sales agents currently subscribing to the Find a REALTOR feature will remain as is and NRT real estate sales agents that do not currently subscribe will be added to the Find a REALTOR feature as soon as practicable but in no event later than June 30, 2005. After June 30, 2005 new NRT real estate sales agents will be added within thirty (30) days of notification by NRT. All NRT real estate sales agents will be provided immediate access to the agent control panel feature.

(b)	Featured Home — NRT will have the ability to designate as a Featured Home any property listed for sale by NRT within [*] Featured Home zip code slots listed on Exhibit B attached hereto, subject to a cap on inventory of two (2) Featured Home slots per NRT Local Operating Company office location per zip code. With respect to Exhibit B, HSC agrees to reasonably cooperate with NRT in NRT’s identification of the [*] Featured Home zip code slots, which identification shall be made by NRT within ten (10) days of execution of this Agreement. When purchasing a Featured Home product, (i) if NRT does not specify a listing to feature, HSC will select the highest priced listing in NRT inventory that has a photo, (ii) text, individual agent photos or office logos shall not be featured in the Featured Homes spot, and (iii) in the event NRT does not have any inventory to display, HSC will place in NRT’s spot a placeholder image that will re-direct to a NRT Local Operating Company website. [*] If at any time during the Term of this Agreement HSC increases

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the number of Featured Home slots per zip code, HSC shall proportionately increase the number of Featured Home slots provided hereunder, at no additional charge, subject to any required limitation set forth by the National Association of Realtors® (“NAR”). The Featured Homes purchased hereunder shall be displayed randomly and equitably based on neutral criteria applied to all of HSC’s customers.

(c)	Companion Advertisements – [*] Companion Advertisements as listed on Exhibit D. With respect to Exhibit D, HSC shall reasonably cooperate with NRT in NRT’s identification of the [*] Companion Advertisements, which identification shall be made by NRT within ten (10) days of execution of this Agreement. NRT will provide to HSC customizable graphical advertisements for each NRT Local Operating Company. NRT may purchase up to two (2) Companion Advertisements per MSA.

a. Frequency of Display of Companion Advertisements – The Companion Advertisements purchased hereunder shall be displayed on ten percent (10%) of the web pages or other geo-targeted inventory (location within an MSA), per NRT Local Operating Company, for searches within the MSAs that NRT has purchased Companion Advertisements.

(d)	Animated Sign Rider – all NRT listings will be provided with Animated Sign Rider.

(e)	Office Standard Listing Enhancement- all NRT listings will be provided with Office Standard Listing Enhancement.

     3. Term and Termination. The initial term of this Agreement shall commence on April 1, 2005 (the “Effective Date”) and shall terminate on March 31, 2006 (the “Initial Term”); provided however that NRT shall have the option, in its sole discretion, to extend the Initial Term for two successive annual periods (each two annual periods, “Renewal Term”, and collectively, the “Term”). NRT shall exercise such renewal options by delivering at least sixty (60) days written notice to HSC prior to the expiration of the Initial Term or any Renewal Term. Pricing for the Term is as set forth in Section 4, and all other terms and conditions shall remain the same during the Term.

     During the Term of this Agreement, either NRT or Homestore shall have the right to terminate this Agreement for cause in the event of any material breach of this Agreement by the other party if such breach is not cured within sixty (60) days after the breaching party receives a written notice of such breach from the non-breaching party. Termination of this Agreement for cause pursuant to this section shall not relieve either party from any obligations hereunder due and owing as of the date of such termination. Additional termination rights are set forth in Sections 7, 8, 9, 17 (h) and 27 herein.

     Any party may terminate this Agreement by written notice to the other party, and may regard the other party as in default of this Agreement, if such party becomes

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, or has wound up or liquidated, voluntarily or otherwise.

     4. Price. In consideration of the Advertisements to be provided by HSC hereunder, NRT hereby agrees to pay to HSC the following amounts in cash via wire transfer to such bank account as directed by HSC:

(i) For April 1, 2005 through March 31, 2006 – [*] Dollars ($[*]) payable in monthly installments of $[*] per month, payable by the 10th day of each month;

(ii) To the extent NRT exercises its renewal option, for April 1, 2006 through March 31, 2007 – [*] Dollars ($[*]) payable in monthly installments of $[*] per month, payable by the 10th day of each month; and

(iii) To the extent NRT exercises its renewal option, for April 1, 2007 through March 31, 2008 – [*] Dollars ($[*]) payable in monthly installments of $[*] per month, payable by the 10th day of each month.

     In addition, in the event that the number of Company Showcase Enhanced Listings under Section 2(a) hereof exceeds (i) [*] from April 1, 2005 through March 31, 2006, (ii) [*] from April 1, 2006 through March 31, 2007, or (iii) [*] from April 1, 2007 through March 31, 2008, then NRT’s monthly payment will increase by an amount equal to [*] percent ([*]%) of HSC’s then in effect retail price for its enhanced listing product for each Company Showcase Enhanced Listing in excess of the foregoing maximums.

     For the Term of this Agreement, HSC will extend a [*] percent ([*]%) discount to its then in effect retail rates to NRT’s offices that purchase additional Advertisements other than those purchased pursuant to this Agreement. HSC’s current retail rates are set forth in Exhibit E attached hereto, which may be amended by HSC in its sole discretion at any time.

     Any purchases or renewals made by NRT or its Local Operating Companies (but not including purchases made by NRT real estate sales agents) shall be approved in writing by NRT’s Director of Electronic Marketing or his designee (as designated in writing to HSC), and are subject to the terms and conditions of this Agreement (and no additional terms and conditions except with respect to term). For the purpose of clarity, the terms and conditions of this Agreement shall survive as necessary to apply to the entire term of all additional purchases or renewals under the Agreement regardless of the term of such purchase or renewal. Any purchases or renewals after the Term of this Agreement shall be subject to HSC’s standard terms and conditions.

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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     5. Usage Statistics. HSC makes no guarantees with respect to usage statistics or levels of impressions for any Advertisement. NRT acknowledges that delivery statistics provided by HSC are the definitive and binding measurements of HSC’s performance on any delivery obligation to the extent reasonably documented by HSC.

     6. No Resale or Redistribution of Ad Space. Except as set forth herein with respect to distribution to NRT subsidiaries, employees and agents and as set forth in Section 21 (Assignment), NRT may not resell or redistribute to a third party any of its Advertisement rights hereunder.

     7. Additional Limitation of Liability for Advertisements. IN THE EVENT HSC FAILS TO PUBLISH AN ADVERTISEMENT, THE SOLE LIABILITY OF HS AND HSC TO NRT, AND NRT’S SOLE REMEDY, SHALL BE LIMITED TO, AT NRT’S OPTION (i) INTEGRATION OR PLACEMENT OF SUCH ADVERTISEMENT AT A LATER TIME OR (ii) TERMINATION OF THE AGREEMENT UPON THIRTY (30) DAYS WRITTEN NOTICE.

     8. Provision of Advertising Materials; Specifications. NRT will provide all materials for the Advertisements including, without limitation, trademarks, service marks, tradenames, graphics, logos, URL’s, domain names, brand features photographs, text, data, pictures, communications, animation, images, digital and/or audio clips or components or other content or material contained therein, (collectively “Advertising Content”) in accordance with HSC’s policies and specifications then in effect which HSC may modify from time to time and at any time (collectively, “Specifications”), which for the purpose of clarity include (x) HSC’s Technical Standards and Procedures attached hereto at Exhibit F and (y) the current position, size, frequency and content type of the Advertisements set forth herein and in effect from time to time. HSC shall publish Advertising Content in the Advertisements in accordance with the Specifications. HSC’s use of the Advertising Content in the Advertisements in accordance with the current position, size, frequency and content type set forth herein and in effect from time to time. HSC shall not be required to publish any Advertisement that is not received in accordance with such Specifications. HSC shall provide NRT prior written notice of any material change or material modification to the Specifications. For the purpose of clarity, any material change or material modification to the current positioning, size, frequency and/or content type of the current Advertisements is a material change to the Specifications. NRT shall provide HSC with written notice of any such change or modification that adversely impacts NRT and HSC shall have thirty (30) days from the date of such notification to cure such adverse impact. If HSC fails to cure the adverse impact NRT may terminate this Agreement upon thirty (30) days written notice. HSC shall promptly notify NRT of any Advertisement Content that is not received in accordance with such Specifications. HSC will accept the Advertising Content via data feeds from NRT. NRT hereby grants to HSC a non-exclusive, non-transferable, non-sublicenseable, revocable, royalty-free, worldwide, fully paid license to store, use, reproduce, modify, edit and display any Advertising Content in accordance herewith for the sole purpose of appropriately displaying Advertising Content within Advertisements

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pursuant to this Agreement. Without limiting the foregoing restrictions, HSC will comply with NRT trademark usage guidelines in connection with use of any NRT marks, logos, and/or names pursuant to this Agreement attached hereto as Exhibit G. This license granted hereunder to the Advertising Content will terminate immediately upon termination of this Agreement for any reason. Except for the rights and licenses expressly granted to HSC in this Section 8, NRT retains all right, title, and interest in the Advertising Content.

     Except as expressly provided hereunder or as a feature or function of any Advertisements, and without limiting the terms of any licenses granted hereunder, HSC shall not either during or after the Term of this Agreement: (i) make any representations, either express or implied, or create an appearance that a visitor to an HSC Distribution Channel (as defined below) is visiting a website of NRT or any of its affiliated real estate brands (collectively “NRT Websites”), including without limitation, “framing” any page of an NRT Website; (ii) send e-mails using NRT’s, and/or its affiliated real estate brands, names, logos, trademarks, service marks, website URL’s, domain names listed on Exhibit H (collectively “NRT Marks”);(iii) purchase or otherwise contract with a third party to exploit any NRT Marks, or variation or misspelling thereof, as a keyword for the purpose of causing any Homestore web site to appear as a search result in any search engine or for any other reason ; (iv) use or otherwise incorporate NRT Marks or variations or misspellings in the domain name(s) of any Homestore web site; (v) use, or permit others to use, NRT Marks in a manner that infringes upon, misappropriates, and/or otherwise violates NRT’s intellectual property rights in the NRT Marks.

     9. Positioning of Advertisements; Distribution Channels. Except as specifically stated herein, the positioning of Advertisements within the HSC Distribution Channels, as defined below, or on any page thereof is at HSC’s sole discretion. For the purpose of clarity, any material change or material modification to the current positioning of the Advertisements is a material change to the Specifications. HSC may, at its sole discretion, modify or remove any portion of the HSC Distribution Channels, provided however that in the event HSC modifies or removes any HSC Distribution Channel resulting in significantly less viewing traffic of Advertising Content and which results in HSC decreasing its retail rates then in effect for enhanced listings, NRT and HSC will, in good faith, renegotiate the pricing set forth in this Agreement. In the event the parties cannot mutually agree on satisfactory pricing, NRT may terminate this Agreement upon thirty (30) days prior written notice. As used herein, “HSC Distribution Channels” shall mean Internet sites (including co-branded and mirrored versions thereof) and other media (including any and all print media) owned and operated by HSC or its affiliates including but not limited to REALTOR.com®, and third-party Internet sites where Advertisement Content may be distributed and/or electronically displayed (including, e.g. AOL and MSN).

     10. HSC’s Right to Reject, Cancel or Remove Advertisements. Except as specifically stated herein, HSC reserves the right to reject, cancel or remove any Advertisements, URL, link, space reservation or position commitment, at any time, for any reason whatsoever in its reasonable editorial discretion and without any abatement in

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NRT’s payment obligation hereunder. HSC shall provide at least twenty four (24) hours written notice prior to removing any Advertisement. The fact that HSC has not rejected any Advertisement shall not in any way reduce, limit or otherwise affect NRT’s responsibilities and obligations under this Agreement.

     11. Advertisement. The procedure for each Advertisement shall be as follows: (a) NRT shall provide HSC with the Advertising Content in accordance with the Specifications; (b) upon receiving the Advertising Content, HSC is authorized to produce the selected Advertisement by incorporating the Advertising Content. Subject to Section 14 (Content and Linking Guidelines), HSC grants NRT permission to incorporate links to the HSC Site from NRT’s Advertisements. NRT will retain a copy of the Advertising Content provided to HSC for as long as such listing is an active listing. HSC reserves the right to omit or remove Advertising Content in whole or in part if HSC, in its reasonable discretion, finds any part of it to be in violation of the Agreement or otherwise inappropriate. NRT understands that Advertising Content or provision thereof is not confidential.

     12. User Data. For purposes of this Agreement, “User Data” means all data and information collected from or generated about individual(s) who visit the web sites on which the Advertisement is hosted, or data and information collected from consumers that are referred to NRT through the Advertisement. All User Data collected by HSC shall constitute HSC’s proprietary and confidential information. NRT agrees to be bound by the HSC privacy policy located at http://www.homestore.com/AboutUs/Privacypop.asp, as amended from time to time, for User Data. NRT also agrees to use information received from consumers solely for the purpose of responding to their inquiry and to provide services requested by the consumer. NRT will indemnify, defend and hold HSC harmless from and against third party claims alleging that User Data has been improperly used by NRT, NRT employees or agents, or by unauthorized users that obtained such data by penetration of NRT’s web sites or facilities, but solely to the extent that NRT fails to employ commercially standard security measures to protect such websites or facilities from such unauthorized access, or any party to whom NRT discloses the User Data. This indemnity shall be subject to the procedures set forth in Section 18 (Indemnification) hereof.

     13. Proprietary Rights. As between the parties hereto, HSC exclusively owns and retains all right, title and interest in and to the Advertisement in perpetuity throughout the Universe; provided, however that NRT shall retain all its right, title and interest in the Advertising Content. Notwithstanding anything to the contrary contained herein, and subject to HSC’s receipt of payments specified in this Agreement, the Advertisement is licensed (not sold) to NRT by HSC. HSC does not transfer title to the Advertisement to NRT. This non-exclusive license only gives NRT the right to use and display the units of the Advertisement that are licensed to NRT hereunder in accordance with the terms hereof. NRT hereby agrees that to the maximum extent permitted by law, NRT will not decompile, reverse engineer, disassemble or otherwise reduce the Advertisement to a human-perceivable form, in whole or in part, and, except as provided for in this license, NRT will not copy, modify, network, rent, lease, sublicense, or otherwise distribute the

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Advertisement in whole or in part. All rights in and to the Advertisement not expressly granted to NRT in this Agreement are reserved by HSC. For the avoidance of doubt, the terms of this Section 13 shall not in any way limit or restrict NRT’s ownership or usage rights in the Advertising Content. Notwithstanding anything to the contrary herein, NRT retains sole and exclusive discretion over its usage of Advertising Content, provided that such usage does not otherwise violate the terms of this Section 13.

     14. Content and Linking Guidelines. During the Term, website(s) to which any of NRT’s Advertisements link shall not contain any real estate listing information, listings of real estate agents or brokers or home search listings, including Advertisements or links thereto; provided that NRT’s Advertisements may link to NRT Local Operating Company websites or the website of any NRT real estate sales agent.

     If NRT ordered an Advertisement that includes as a feature of the Advertisement the right to create a link from such Advertisement to the HSC Site, HSC hereby grants to NRT a limited, revocable, royalty-free right and license to link to the HSC Site from NRT Local Operating Company websites during the Term, subject to the following provisions: (a) any and all links to the HSC Site (“Authorized Links”) must be configured according to the Specifications; (b) aside from linking to the home page at http://www.REALTOR.com, NRT may not link to or frame any other page in any web site of HSC or its affiliates without HSC’s prior written permission; (c) NRT may not configure any web page in such a way as to require users to register, sign up for services, or otherwise submit personal information as a condition of accessing any web page or service of HSC or its affiliates without HSC’s prior written permission and (d) HSC grants NRT a non-exclusive, non-transferable, non-sublicenseable, royalty-free, revocable, worldwide right and license to use the graphic images, and text and other such images for which HSC grants NRT express permission to use, solely for the purpose of establishing the Authorized Links. Except for the rights and licenses granted to NRT under this Agreement, HSC reserves all of its rights in the graphic images and text, any other images, its trade name and trademarks, and all of its other intellectual property rights. NRT will at all times comply with HSC’s Trademark Usage Guidelines, a copy of which is attached hereto as Exhibit I, which HSC may modify upon reasonable written notice to NRT. In the event NRT fails to adhere to the Specifications (which includes Trademark Usage Guidelines), HSC may revoke NRT’s license to create Authorized Links at any time by providing NRT prior written notice of such revocation.

     15. HSC Reporting Requirements. Within fourteen (14) days of the end of each month during the Term of this Agreement, HSC shall provide NRT with consolidated reports for that month containing (i) the number of impressions and click-throughs for each Featured Company advertisement, broken out by MSA (ii) the number of impressions of each Featured Home within the Featured Home slot, broken out by NRT Local Operating Company, zip code, and multiple listing service listing ID (iii) for each property listing, the number of total property views, and the number of property inquiries (when available), broken out by branch office, multiple listing service listing ID, and date and (iv) the total number of telephone calls received by HSC from NRT real estate sales

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agents and abandonment rate of those calls. The form of each report is set forth in Exhibit J.

     16. Confidentiality and Public Announcements. (a) During the Term of this Agreement, it is anticipated that the parties will learn confidential and/or proprietary information about the other. NRT and HSC will keep confidential such information and any other information which NRT and HSC may acquire with respect to the other’s (including their respective subsidiaries’) business, including, but not limited to, information developed and relating to new products, customers, pricing, know-how, processes, and practices (collectively, “Confidential Information”), and the receiving party shall not (without the prior written consent of the disclosing party) disclose or permit disclosure of such Confidential Information to any third party, unless and until the other party consents in writing to disclosure, or unless such knowledge and information otherwise becomes generally available to the public through no fault of the other party but provided further that, notwithstanding the above, the receiving party may disclose, on a need-to-know basis, such Confidential Information to its third party subcontractors who have signed non-disclosure agreements with the receiving party, and/or to its current employees, officers, or directors, or legal or financial representatives. NRT’s Confidential Information also shall include any proprietary and/or confidential information related to NRT’s employees, franchisees, sales associates, brokers.

     In addition, neither party shall distribute any press release or notices to third parties or other publicity concerning this Agreement and the transactions contemplated hereby without the prior written consent of the other party. Notwithstanding the foregoing, NRT may generally advertise the volume of the products purchased hereunder and the retail value related thereto, but not financial terms related thereto.

     Neither party will disclose to any third party, without the other party’s prior written consent (except on a need-to-know basis to its third party subcontractors who have signed non-disclosure agreements with the receiving party, and/or to its current employees, officers, or directors, or legal or financial representatives), the subject of this relationship without first providing the other party with the opportunity to review and offer reasonable objection to the contemplated publication. It is understood, however that the restrictions listed in this Section 16 shall not apply to any portion of Confidential Information which: (i) was previously known to a receiving party without obligations of confidentiality; (ii) is obtained after the effective date of this Agreement from a third party which is lawfully in possession of such information and not in violation of any contractual or legal obligation to a disclosing party, or in breach of this Agreement, with respect to such information; (iii) is or becomes part of the public domain through no fault of the receiving party; (iv) is independently ascertainable or developed by the receiving party or its employees without any breach of this Agreement by the receiving party; (v) is required to be disclosed by applicable law, rule or regulation, (vi) is required to be disclosed by administrative or judicial action provided that the receiving party immediately after receiving written notice of such action notifies disclosing party of such action to give disclosing party the opportunity to seek any other legal remedies to

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maintain such confidential information in confidence; or (vii) is approved for release by written authorization of the disclosing party.

          (b) With respect to personally identifiable information of NRT’s employees, franchisees, sales associates, brokers, and/or customers (including, but not limited to, names, phone numbers, e-mail addresses, and/or postal addresses) of such individuals that is not the subject of any of the exclusions of Confidential Information as specified in Section 16(a) above, but provided that HSC uses such information solely for the purposes of the applicable exclusion (“NRT Personal Data”), HSC agrees that it shall not, and shall not authorize others to, (a) sell or rent Personal Data to any other entity, or (b) use or disclose Personal Data except as necessary (i) to perform the services required by NRT hereunder and/or the applicable individual(s) to whom the information belongs (the “Services”), (ii) for HSC or its affiliates to send marketing and informational e-mail communications to NRT sales associates solely of a nature reasonably related to the Services and/or real estate services. In addition to the foregoing, HSC shall not otherwise use or disclose NRT Personal Data without the prior written consent of NRT and the applicable individual(s) to whom the information belongs, and in such case HSC shall only use such NRT Personal Data to the extent expressly permitted by NRT and such individuals(s). Without limiting the foregoing, HSC shall only use NRT Personal Data in accordance with applicable law. Solely with respect to e-mail communications using NRT Personal Data sent to NRT sales associates, HSC shall be permitted to use its current third party e-mail provider (the “Third Party Provider”) solely for purposes set forth in subsection (ii) of the foregoing sentence, provided that the Third Party Provider has agreed in writing to maintain the confidentiality of NRT Personal Data. HSC shall indemnify, defend and hold harmless NRT and its parent and affiliates and their officers, directors, employees, representatives and agents, from and against any and all Losses (as defined below), pursuant to the terms of Section 18, arising out of, related to or in connection with any acts or omissions of the Third Party Provider.

     (c) The terms of this Section 16 shall survive any expiration or termination of this Agreement.

     17. Representations and Warranties; HSC Obligations.

     (a) Each of the parties represent, warrant and covenant that (i) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (ii) the execution, delivery and performance of this Agreement has been authorized by all necessary corporate action and will not violate any agreement, order, constituent document, law or regulation to which it is bound or subject and (iii) it will perform its obligations hereunder at all times in accordance with all applicable laws, rules and regulations, including but not limited to the CAN-SPAM Act.

     (b) NRT represents, warrants and covenants that to the best of its knowledge after reasonable inquiry and investigation (i) the Advertising Content is true, complete and accurate and that it has the right to provide the Advertising Content and to permit HSC’s use of the Advertising Content in accordance with the terms of this Agreement; (ii) the

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Advertising Content is in compliance with the Technical Standards and Procedures and does not otherwise interfere with the function or performance of HSC’s Site; (iii) the Advertising Content will not: (A) infringe, violate or misappropriate any third-party’s copyright, patent, trademark, trade secret or other proprietary or intellectual property rights or right of publicity or privacy, or breach any agreements or licenses to which NRT is bound; (B) violate any law or regulation, including without limitation those governing export control; (C) be defamatory or trade libelous; (D) be pornographic or obscene or contain any nudity or other sexual materials; (E) contain (and NRT shall not introduce into HSC’s and/or its affiliates’ or parent company’s computer systems, databases, or software) viruses, Trojan horses, worms, time bombs, or other similar harmful or deleterious programming routines; (F) contain material that is threatening, abusive, harassing, defamatory, obscene, profane, indecent, or otherwise objectionable or offensive; (G) contain content promoting or encouraging a raffle, contest, game, or pyramid scheme requiring payment of a fee by participants; (H) contain hate propaganda or fraudulent material or activity; (I) contain any property owner information, including but not limited to name and phone number, and for sale by owner listing information or (J) contain NRT confidential information or trade secrets or the confidential information or trade secrets of a third party.

     (c) HSC represents, warrants and covenants that to the best of its knowledge after reasonable inquiry and investigation the Advertisements, the publishing of the Advertisements through the HSC Distribution Channels, and Technical Standards and Procedures including all content contained therein (with the exception of Advertising Content displayed in accordance with the terms of this Agreement), and the services relating thereto provided by HSC (collectively, the “HSC Materials”) will not (A) infringe, violate, or misappropriate any third party’s copyright, patent, trademark, trade secret or other proprietary or intellectual property rights or right of publicity or privacy, or breach any agreements or licenses to which HSC is bound (collectively, any breach of this Section 17(c)(A) shall be referred to hereinafter as “Infringement”), (B) violate any law or regulation, including without limitation those governing export control; (C) be defamatory or trade libelous; (D) be pornographic or obscene or contain any nudity or other sexual materials; (E) contain (and HSC shall not introduce into NRT’s and/or its affiliates’ or parent company’s computer systems, databases, or software) viruses, Trojan horses, worms, time bombs, or other similar harmful or deleterious programming routines; (F) contain material that is threatening, abusive, harassing, defamatory, obscene, profane, indecent, or otherwise objectionable or offensive; (G) contain content promoting or encouraging a raffle, contest, game, or pyramid scheme requiring payment of a fee by participants; (H) contain hate propaganda or fraudulent material or activity; (I) unless permitted by its operating agreement with NAR, contain any property owner information, including but not limited to name and phone number, and for sale by owner listing information. HSC further represents, warrants and covenants that it has the right to provide the Advertisements and services set forth herein.

     (d) HSC will use commercially reasonable efforts to ensure that any and all third party owners and/or operators of websites which contain Advertising, comply with the applicable terms and conditions of this Agreement.

12

     (e) HSC agrees to ensure a commercially reasonable response time for users accessing REALTOR.com and agrees to respond to any page delivery problems reported by users of the web site within one (1) business day after notice of such problem is received by HSC.

     (f) NRT agrees to assign one (1) person from its Information Technology department as its NRT Project Manager and HSC agrees to assign one (1) person from its Information Technology department as its HSC Project Manager. Such Project Managers shall communicate with each other in the event there are issues related to the service or functionality of REALTOR.com.

     (g) HSC agrees to provide a dedicated toll free telephone number Monday through Friday from 6 am to 5 pm PST to answer questions from NRT sales associates, including but not limited to password reset inquiries. The average abandoned call rate for inbound calls to HSC from NRT real estate sales agents shall not exceed [*] percent ([*]%). For each month in which the abandonment rates exceeds [*] percent ([*]%) HSC shall refund $[*] to NRT.

     (h) Within [*] ([*]) [*] of receipt of notice, HSC agrees to use commercially reasonable efforts to correct all errors, bugs, derivations or failures in the performance of REALTOR.com so that it performs in accordance with specifications. In the event of any outage of REALTOR.com which (a) continues unabated for a period of [*] ([*]) [*], and/or (b) in the aggregate lasts more than [*] during any thirty (30) day period (excluding outages for scheduled maintenance or overall general outage of Internet connectivity), NRT shall have the right to immediately terminate this Agreement upon ten (10) days written notice to HSC.

     (i) HSC agrees to provide an immediate telephone response from a trained technical representative to an NRT representative in the Information Technology department in the event HSC is notified or becomes aware of an emergency, including but not limited to power outage or a material decrease in functionality of REALTOR.com.

     18. Indemnity. Each party agrees, at its own expense, to indemnify, defend and hold harmless the other party and its parent and affiliates and their officers, directors, employees, representatives and agents (“Indemnified Parties”), from and against any and all third-party (which shall include employees, agents, representatives of the Indemnified Party) claims, damages, expenses, losses, costs (including reasonable attorneys’ fees and costs) or liability or expenses of any kind (collectively “Losses”) incurred by the Indemnified Parties arising out of, related to or in connection with (a) the breach by the indemnifying party of its representations or obligations under this Agreement or (b) the Advertising Content (provided that NRT’s obligations hereunder shall only apply to the extent HSC (and/or any other Indemnified Parties related to HSC) use(s) the Advertising Content in accordance with the terms of this Agreement) or (c) any material, product or service provided by the indemnifying party to any party (including without limitation,

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

13

any warranty claims, consumer protection claims and claims of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices) or (d) the indemnifying party’s willful misconduct and/or intentional or grossly negligent actions or breaches hereunder. Each party agrees to promptly notify the indemnifying party in writing of any indemnifiable claim. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and its attorneys in the investigation, trial, defense and settlement of such claim and any appeal arising therefrom. The indemnified party may participate in such investigation, trial, defense and settlement of such claim and any appeal arising therefrom, through its attorneys or otherwise, at its own cost and expense. No settlement of a claim that involves a remedy other than the payment of money by the indemnifying party shall be entered into without the consent of the indemnified party, unless the settlement includes an unconditional general release of the indemnified party which consent will not be unreasonably withheld. For the purpose of clarity, HS and HSC agree that they are jointly and severally liable for the representations, warranties and agreements contained herein by such parties, and that in all cases HS guarantees any performance obligations of HSC including without limitation the indemnification provisions set forth herein.

     19. Disclaimer of Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES AND COVENANTS EXPRESSLY SET FORTH HEREIN, ALL ADVERTISEMENTS PROVIDED BY HSC HEREUNDER ARE PROVIDED “AS IS” AND WITHOUT ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE. EXCEPT FOR THE REPRESENTATIONS, WARRANTIES AND COVENANTS EXPRESSLY SET FORTH HEREIN, HOMESTORE, ON ITS OWN BEHALF AND ON BEHALF OF ANY THIRD PARTIES, INCLUDING WITHOUT LIMITATION THIRD PARTY BENEFICIARIES: (a) EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTIABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF ANY ADVERTISEMENT CONTENT (BUT WITHOUT LIMITING THE TERMS OF SECTION 17(c)(A)), AND ANY IMPLIED WARRANTIES ARISING FROM THE COURSE OF DEALING OR COURSE OF PERFORMANCE; (b) DOES NOT WARRANT THAT THE OPERATION OF THE ADVERTISEMENTS WILL BE UNINTERRUPTED OR ERROR-FREE; (c) DOES NOT MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS DERIVED FROM THE ADVERTISEMENTS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, LEAD GENERATION, INCREASE IN BUSINESS OR OTHERWISE; AND (d) SPECIFICALLY DISCLAIMS ANY WARRANTIES THAT THE ADVERTISEMENTS WILL FUNCTION OR ARE COMPATIBLE WITH SUCH COMPUTER HARDWARE OR SOFTWARE WITH WHICH NRT OR OTHERS MAY USE TO USE OR ACCESS THE ADVERTISEMENTS, SUBJECT TO THE SPECIFICATIONS. NRT IS SOLELY RESPONSIBLE FOR ENSURING THAT ANY COMPUTER HARDWARE OR SOFTWARE NRT USES IS COMPATIBLE WITH AND/OR FUNCTIONS WITH THE ADVERTISEMENTS.

14

     20. Limitation of Liability. IN NO EVENT SHALL ANY PARTY BE LIABLE HEREUNDER FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER BASED ON CONTRACT, TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE), WARRANTY, GUARANTEE OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL SURVIVE AND APPLY NOTWITHSTANDING THE VALIDITY OF THE LIMITED REMEDIES PROVIDED FOR IN THE AGREEMENT. THE FOREGOING LIMITATION OF LIABILITY SHALL NOT AFFECT A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 18 (Indemnification) HEREOF.

     21. Assignment. Except as set forth in this Section, neither NRT or Homestore may assign any portion of this Agreement or any licenses granted hereunder, voluntarily or involuntarily, including without limitation by operation of law, without the prior written consent of the other party, except that either party may assign this Agreement without the other party’s consent in the case of a merger, consolidation, or sale of all or substantially all of the assignor’s assets with or to an unaffiliated third party. Any attempt to otherwise assign this Agreement shall be null and void, except that NRT may assign this Agreement to an affiliate of NRT in connection with a corporate reorganization; provided that (i) NRT shall remain liable as a guarantor of the payment obligations hereunder and (ii) no such assignment shall extend NRT’s rights hereunder to third parties, including franchisees of its parent corporation. No person or entity not a party hereto shall have any interest herein or be deemed a third party beneficiary hereof, and nothing contained herein shall be construed to create any rights enforceable by any other person or third party.

     22. Independent Contractor. NRT and Homestore are, and will be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement will be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between the parties. Neither party nor any of its agents or employees shall have any right or authority to assume or create obligation of any kind, whether express or implied, on behalf of the other party.

     23. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

     24. Captions Headings. Captions and paragraph headings used in this Agreement are for convenience only and shall not be used to interpret any provision hereof.

     25. Entire Agreement. This Agreement, together with the Exhibits, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and is intended as the parties’ final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements,

15

representations, promises and understandings, whether written or oral, and may be amended or modified only by an instrument in writing signed by both parties.

     26. Notices. Any notice required or permitted to be given hereunder shall be (a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by personal delivery; (ii) by prepaid, overnight package delivery or courier service; or (iii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid. All notices given under this Agreement shall be addressed, in the case of Homestore, as follows:

Attn: General Counsel
Homestore Inc.
30700 Russell Ranch Road
Westlake Village, California 91362

All notices given under this Agreement shall be addressed, in the case of NRT, as follows:

NRT Incorporated
339 Jefferson Road
Parsippany, NJ 07054
Attn: Bruce Zipf, President

With copies to: same address
Attn: Ken Hoffert, General Counsel
Attn: Rob Campbell, Director, Electronic Marketing

     or to such other addresses of which the parties have been advised in writing by any of the above-described means. Personal delivery to a party or to any officer, partner, agent, or employee of such party at its address herein shall constitute receipt. The following shall also constitute receipt: (i) a party’s rejection or other refusal to accept notice, and (ii) the inability to deliver to a party because of a changed address of which no notice has been received by the other party. Notwithstanding the foregoing, no notice of change of address shall be effective until ten (10) days after the date of receipt thereof. This Section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided.

     27. Force Majeure. Notwithstanding anything to the contrary contained in this Agreement, the failure or delay in performance by a party (other than the payment of money) shall be excused to the extent it is caused by an event beyond that party’s control, provided that the party prevented from or delayed in rendering performance notifies the other party immediately in writing and in detail of the commencement and nature of such cause, and provided further that such party uses its best efforts to render performance in a timely manner, utilizing to such end all resources reasonably required in the circumstances. If such event continues beyond ninety (90) days, either party may terminate this Agreement.

16

     28. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any principles of conflicts of law. With respect to any litigation arising out of or relating to this Agreement, the parties agree that it shall be exclusively filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California and each party hereby submits to the exclusive jurisdiction of such courts.

     29. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

     30. Severability. In the event that any provision of this Agreement shall be held to be void or unenforceable, the remaining portions shall remain in full force and effect.

     31. Survival. Any provision of or obligation under this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any such termination or expiration, and shall continue in full force and effect. In addition, all provisions of this Agreement shall survive the termination or expiration of this Agreement to the fullest extent necessary to give the parties the full benefit of the bargain expressed herein and of the intent contemplated hereunder.

17

     IN WITNESS WHEREOF, each party has executed or caused its duly authorized officer to execute this Agreement the day and year first above written.

Homestore Sales Company, Inc.

/s/ W. Michael Long

W. Michael Long, CEO

Homestore, Inc.

/s/ Allan Dalton

Allan Dalton, President & CEO of Realtor.com

NRT Incorporated

/s/ Bruce Zipf

Bruce Zipf, President

18

Exhibit A

Examples of Positioning, Size and Font of Advertisements

19

Company Showcase Enhanced Listing

REALTOR.com: Find a Home - Listing Detail - Microsoft Internet Explorer
Gardening Made Easy
Property Features

Company Showcase Enhanced Listing

Agent Control Panel

REALTOR.com
CONTROL PANEL
Welcome, Marilyn Patterson
HOME | HELP | SIGN OUT
Enhance My Listings
Edit Web Site
Account Information
Reporting
Subscription Center
Marketing Resources
Control Panel Home
Your Listing Stats
Your Web Site Statistics
Featured Homes
Product Anniversaries
Edit Listing Photos
Update your agent photo.

Agent Control Panel

Agent Control Panel
Reporting Property Selection

REALTOR.com® CONTROL PANEL

Welcome, Marilyn Patterson — HOME | HELP | SIGN OUT

- Enhance My Listings
- Edit Web Site
- Account Information
- **Reporting**
  - Listings Traffic
  - Web Site Traffic
  - Agent Summary
  - Lost Opportunities
- Subscription Center
- Marketing Resources

My Listings — **Data Through: 01/16/2005**

Property Selection

Click on a header to sort by any column.

Status	MLSID	City, State	Last Listed Price	Total Property Views	Days Active	Daily Average	Features
Active	540756	Shadyside, PA	$89,900	444	9	50	
Active	541304	Shadyside, PA	$92,500	572	18	32	
Active	528234	Oakland, PA	$119,000	3546	123	29	
Active	535080	Edgewood, PA	$173,000	1121	81	14	
Active	535066	Shadyside, PA	$189,000	2803	81	35	
Active	528209	Squirrel Hill, PA	$219,000	3709	123	31	
Active	533371	Shadyside, PA	$219,000	1678	93	19	
Active	498652	Hampton, PA	$350,000	4880	310	16	VT
Active	513958	Shadyside, PA	$359,000	3047	164	19	
Active	538751	Squirrel Hill, PA	$489,000	835	42	20	
Active	540711	Wilkinsburg, PA	$539,000	1351	27	51	
Active	501199	Squirrel Hill, PA	$599,000	7571	292	26	VT
Active	541738	Shadyside, PA	$599,000	223	6	38	
Active	531730	Shadyside, PA	$649,000	4406	104	43	VT
Active	497060	Hampton, PA	$699,000	3769	320	12	VT

Go to page **1** 2 3 4 5 — Next >>

Active: Listing currently displayed on REALTOR.com®
Inactive: Listing previously displayed on REALTOR.com® during the previous six months.
Total Property Views: Number of times a listing is viewed on REALTOR.com® or on your web site.

Days Active: Number of days a specific listing number has appeared on REALTOR.com®
Daily Average: Average number of times a listing is viewed per day on REALTOR.com®
Features: Indicates a listing includes one or more of the following enhancements:

- FH - Featured Home
- OH - Open House
- VT - Virtual Tour

Agent Control Panel Reporting Property Selection

Agent Control Panel
Reporting Property Detail

REALTOR.com CONTROL PANEL

Welcome, Marilyn Patterson — HOME | HELP | SIGN OUT

Enhance My Listings
Edit Web Site
Account Information
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Listings Traffic
Web Site Traffic
Agent Summary
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My Listings

Printable Version
E-Mail Version

Total Property Views for: 316 Schenley Road, Squirrel Hill, PA

Total Views: 0, 100, 200, 300, 400
10/24, 10/31, 11/07, 11/14, 11/21, 11/28, 12/05, 12/12, 12/19, 12/26, 01/02, 01/09, 01/16
Week Ending

Weekly Totals

Week Ending	Property Views	Virtual Tours	Featured Homes	Open House	Totals
01/16/2005	302	4	N/A	N/A	306
01/09/2005	268	4	N/A	N/A	272
01/02/2005	268	9	N/A	N/A	277
12/26/2004	223	4	N/A	N/A	227
12/19/2004	200	4	N/A	N/A	204
12/12/2004	166	3	*	N/A	169
12/05/2004	167	4	*	N/A	171
11/28/2004	171	6	*	N/A	177
11/21/2004	211	6	*	N/A	217
11/14/2004	211	7	*	N/A	218
11/07/2004	184	4	*	N/A	188
10/31/2004	189	6	*	N/A	195
10/24/2004	197	1	N/A	N/A	198

Monthly Totals

Month	Property Views
Jan 2005	641
Dec 2004	939
Nov 2004	847
Oct 2004	833
Sep 2004	691
Aug 2004	725
Jul 2004	741
Jun 2004	792
May 2004	663
Apr 2004	637
Mar 2004	63
Total	7571

Presented By:

Marilyn Patterson

Property Info:

Property Views: Number of times a listing is viewed on REALTOR.com® or on your web site.
Virtual Tours: Number of times a Virtual Tour for a particular listing is viewed from the listing on REALTOR.com® or on your web site.
Featured Homes: Number of times a listing is viewed in the Featured Home ad position on REALTOR.com®.
* **Attention Featured Homes Customers:** Featured Homes reports are unavailable from 10/01/2004 through 12/15/2004 due to a data collection problem in our log files. We apologize for the inconvenience.
Open House: Number of times an Open House ad is viewed from the listing on REALTOR.com®.
N/A: Listing is inactive.

Agent Control Panel Reporting Property Detail

Agent Control Panel
Reporting Email Detailed Report

REALTOR.com
REALTOR
CONTROL PANEL
Welcome, Marilyn Patterson
HOME | HELP | SIGN OUT
Enhance My Listings
Edit Web Site
Account Information
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Listings Traffic
Web Site Traffic
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Listings
E-Mail Version For: 316 Schenley Road Squirrel Hill, PA
Forward your listings stats to your prospects by filling out the form below. Data will be sent as an html file attachment.
Your Name: Marilyn Patterson
Your E-Mail: pghrealtors@cs.com
Recipients: seller@myemail.com
(Separate each e-mail address with a comma.)
Subject: A REALTOR.com(R) Listing Report
Body: Marilyn Patterson has sent you a listing report for the property at:
316 Schenley Road Squirrel Hill, PA
Please open the attached html file to view the report.
This e-mail was sent by a REALTOR(R) from
Send E-Mail
Reset
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REALTOR® is a registered trademark that identifies a member of the NATIONAL ASSOCIATION OF REALTORS®.
Equal Housing Opportunity

Agent Control Panel Reporting Email Detailed Report

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Featured Home

REALTOR.com: Parsippany, NJ Home and Real Estate Search - Microsoft Internet Explorer
Featured Homes
properties match your criteria.
Show Properties
Save your money!
ING DIRECT

Featured Home

Featured Company/Companion Advertisement

REALTOR.com: Parsippany, NJ Home and Real Estate Search - Microsoft Internet Explorer
ING DIRECT
Discover your options with our Solutions Calculator!
Featured Homes
39 properties match your criteria.
The Orange Mortgage
5.111%
FOCUS ON SAVINGS!

Featured Company/Companion Advertisement

Animated Sign Rider

REALTOR.com: Find a Home - Search Results - Microsoft Internet Explorer
It's a real confidence builder
39 properties match your criteria
New Listing!!
GREAT STARTER HOME
PREQUALIFIED
Bank of America
Higher Standards

Animated Sign Rider

Office Standard Listing Enhancement

REALTOR.com
Gardening Made Easy
Property Features
Found Your Dream Home? Here's How to Get It:

Office Standard Listing Enhancement

Exhibit B

Featured Home Zip Code Slots

20

[*]

[*] Featured Homes								Slot 1 Office Assignment				Slot 2 Office Assignment				Slot 3 Office Assignment
Zip	State	County	Community	Tier	Rank	Value	Slots	Office	PC	Oracle#	#	Office	PC	Oracle#	#	Office	PC	Oracle#	#
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit C

Desired Zip Code Slots

21

Desired Zip Code Slots

[*]	[*]	[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit D

Companion Advertisement MSAs

22

NRT Featured Company Availability

		Market	Companion Ads
LOC	Market	Tier	(up to 20%)

[*]	[*]	[*]	[*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit E

HSC Retail Rates

23

Office Standard

HLC range		AA	A	B	C

0	3	$102	$97	$90	$85
4	10	$173	$163	$153	$144
11	25	$341	$320	$301	$283
26	50	$518	$487	$458	$430
51	75	$735	$691	$649	$611
76	100	$1,011	$950	$893	$839
101	250	$1,267	$1,191	$1,120	$1,053
251	500	$1,902	$1,789	$1,681	$1,580
501	750	$2,851	$2,680	$2,519	$2,368
751	1000	$3,610	$3,394	$3,190	$2,999
1000	+	$4,650	$4,370	$4,109	$3,862

Animated Sign Rider

HLC range		AA	A	B	C

0	3	$121	$113	$107	$100
4	10	$286	$268	$253	$238
11	25	$573	$539	$506	$476
26	50	$858	$806	$758	$713
51	75	$1,139	$1,070	$1,007	$946
76	100	$1,431	$1,345	$1,265	$1,189
101	250	$1,979	$1,860	$1,748	$1,643
251	500	$3,142	$2,952	$2,775	$2,609
501	750	$4,364	$4,102	$3,856	$3,625
751	1000	$5,682	$5,341	$5,020	$4,719
1000	+	$7,316	$6,877	$6,465	$6,076

Featured Company (companions)

Market	Price

AA	$24,805
A	$12,341
B	$5,676
C	$2,707

Featured Homes

Market	Price

3	$1,999.00
2	$849.00
1	$349.00

Exhibit F

Technical Standards and Procedures

24

REALTOR.com ® Technical Standards and Procedures

Please adhere to the following new HTML Guidelines when creating your Custom Ad Copy. To better serve both professionals and consumers, REALTOR.com® reserves the right to remove or modify any HTML tags that may disrupt the integrity of REALTOR.com®, without notification.

REALTOR.com HTML Guidelines

“SAFE” HTML elements:	“UNSAFE” HTML elements:
• <a>...</a>	• <applet>...</applet>
• <area>	• <body>...</body>
• <b>...</b>	• <embed>
• <big>...</big>	• <head>...</head>
• <blink>...</blink>	• <html>...</html>
• <blockquote>...</blockquote>	• <form>...</form>
• <br>	• <base>...</base>
• <div>...</div>	• <iframe>
• <em>...</em>	• <ilayer>
• <h1>...</h1>	• <input>
• <h2>...</h2>	• <frame>
• <h3>...</h3>	• <frameset>...</frameset>
• <h4>...</h4>	• <layer>...</layer>
• <h5>...</h5>	• <link>
• <h6>...</h6>	• <meta>
• <i>...</i>	• <object>...<object>
• <img>	• <script>...</script>
• <li>...</li>	• <select>...</select>
• <map>...</map>	• <style>...</style>
• <marquee>...</marquee>	• <textarea>...</textarea>
• <ol>...</ol>	• <title>...</title>
• <p>...</p>	• “window.open”
• <small>...</small>
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Exhibit G

NRT Trademark Guidelines

25

SOTHEBY’S
INTERNATIONAL REALTY

SOTHEBY’S
INTERNATIONAL REALTY®
IDENTITY STANDARDS
MANUAL

Sotheby’s International Realty Affiliates, Inc.	November 2004

CONTENTS

SECTION I
3	INTRODUCTION
SECTION 2
5	THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS
6	Legal Disclaimers
6	Using The Sotheby’s International Realty® Name In Text
7	Using The Sotheby’s International Realty® Name With Your Business Name
8	Uses On The Internet
SECTION 3
13	THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP
14	Preferred Logo
15	Online Usage
16	Your Company’s Icon
17	Color
18	Minimum Size And Clear Space
19	Misuse

CONTENTS

SECTION 4
21	SIGNAGE
22	Yard Signs
23	Riders
24	Open House Signs
25	Building Signs
SECTION 5
27	STATIONERY
28	Letterhead
30	Envelope
31	Business Cards
34	Name Badge
SECTION 6
35	ADVERTISING
36	Display And Classified Ads
SECTION 7
37	APPROVED VENDORS AND CONTACT INFORMATION

1. INTRODUCTION

WELCOME TO THE SOTHEBY’S INTERNATIONAL REALTY® SYSTEM. THIS IDENTITY STANDARDS MANUAL IS DESIGNED TO GUIDE YOU IN THE CORRECT AND CONSISTENT USE OF ONE OF OUR MOST VALUABLE ASSETS:THE COLLECTION OF BRANDED ELEMENTS THAT HELP DEFINE AND DIFFERENTIATE THE SOTHEBY’S INTERNATIONAL REALTY® SYSTEM. THIS IDENTITY MANUAL WILL HELP YOU UNDERSTAND HOW TO USE THE SOTHEBY’S INTERNATIONAL REALTY® LOGO, AS WELL AS HOW TO APPLY THE BRAND ELEMENTS ACROSS A WIDE RANGE OF COMMUNICATION MATERIALS USED IN BRAND MARKETING. ADDITIONALLY, THE STANDARDS ENSURE THAT YOUR RELATIONSHIP WITH SOTHEBY’S INTERNATIONAL REALTY AFFILIATES, INC. WILL BE CLEARLY DELINEATED IN ALL COMMUNICATIONS.

I. INTRODUCTION

Whether you are running an ad, hanging a sign, creating a brochure or handing out a business card, you have the opportunity to communicate the distinctive qualities that define the Sotheby’s International Realty® brand. The full measure of the brand will be built not only through your interaction with customers, but incrementally, ad by ad, web page by web page, sign by sign. Each element of communication reinforces what theSotheby’s International Realty® brand represents.

As an established real estate professional,you already know the value of a strong brand in the crowded real estate brokerage industry. Success is based as much on reputation as it is on the perception of your name. TheSotheby’s International Realty® brand carries with it a centuries-old tradition of quality and service that began with the venerable auction house established in 1744. Well-defined brands help shape the way customers think and feel about your business even before they walk in the door or respond to an advertisement. Though an existing brokerage name may be familiar to customers in a local or regional market, being affiliated with a global brand brings to your brokerage all the positive associations and brand equity that are part of the Sotheby’s International Realty® brand. In addition, your company benefits from all the marketing done by Sotheby’s International Realty Affiliates, Inc., wherever the name appears.

TheSotheby’s International Realty® service marks, trademarks and logotypes are licensed by Sotheby’s International Realty Licensee Corporation, a subsidiary of Cendant Corporation who, in turn, licenses these marks to Sotheby’s International Realty Affiliates, Inc. You are authorized to use the marks pursuant to your franchise agreement with Sotheby’s International Realty Affiliates, Inc. Each company granted permission to use the marks is required to protect them by adhering to the standards and regulations set forth in this Identity Manual.

THIS IDENTITY MANUAL IS PART OF THE POLICY AND PROCEDURES MANUAL.

The standards on the following pages must be adhered to without variation. You are required to use our approved suppliers (see Section 7) for all your materials, including stationery, business cards, yard signs, etc. They are familiar with the standards for using the marks and will afford you optimum purchasing efficiencies. If a situation should arise that requires any departure from the standards in this Identity Manual, prior approval in writing must be obtained from Sotheby’s International Realty Affiliates, Inc.

INTERNATIONAL MASTER FRANCHISORS AND FRANCHISEES

If you are an international master franchisor or franchisee, the applicable identity standards may be different. Please contact your master franchisor for the applicable identity standards for your country.

4

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

OUR TRADEMARKS ARE AMONG OUR MOST IMPORTANT ASSETS. THEY REPRESENT OUR COMPANY AND OUR BRAND TO THE WORLD. AS SUCH, CORRECT AND CONSISTENT USE IS CRITICAL TO MAINTAINING THE PRESTIGIOUS REPUTATION ASSOCIATED WITH THE SOTHEBY’S INTERNATIONAL REALTY® BRAND. THIS SECTION DESCRIBES THE CORRECT USE OF OUR TRADEMARKS. TAKE CARE TO FOLLOW THIS GUIDE CAREFULLY TO ENSURE PROPER USE IN ALL APPLICATIONS.

5

2. THE SOTHEBY’S INTERNATIONAL REALTY® “TRADEMARKS

Using The Sotheby’s International Realty® Name With Your Business Name

When you become a Sotheby’s International Realty® affiliate, your business will operate under a business name or “DBA” (which stands for “doing business as”) that combines your business name and the Sotheby’s International Realty® name.

For example:

     Smyths & Jones Sotheby’s International Realty

You may not abbreviate the Sotheby’s International Realty® name. Your company name must be pre-approved by Sotheby’s International Realty Affiliates, Inc. It should provide clear identity, and should never cause confusion with other offices or firms, or refer to a geographic area or imply a national scope. Also, your business name should not use any word or name that denotes any brand segmentation of the marks or categorization based upon luxury, quality, preeminence or similar categorization.

For example, National Real Estate, Colorado Realty or United States Real Estate Associates would be inappropriate and confusing when used as your company name along with the Sotheby’s International Realty® trademark.

Premier Sotheby’s International Realty® would be inappropriate because it would tend to segment or categorize the brand.

When referring to your business name in text, you should consult the specific guidelines provided in this Identity Manual. For example, when referring to your business name in text, you should not use the registered trademark symbol (®). The Sotheby’s International Realty® name, with your trade name, should always be written out completely.

Legal Disclaimers

MINIMUM REQUIRED DISCLAIMERS

Every piece of printed literature given directly to consumers (i.e., brochures, postcards), excluding stationery, business cards, listing ads and classified ads, must contain the following legal disclaimer, set in approximately 6-point type using Gill Sans typeface:

®,™ and SM are licensed trademarks to Sotheby’s International Realty Affiliates, Inc. An Equal Opportunity Company. Equal Housing Opportunity. Each Office Is Independently Owned And Operated, Except Offices Owned And Operated By NRT Incorporated.

For stationery, business cards, listing ads, classified ads and all signage, the following Minimum Required Disclaimer must be used:

Each Office Is Independently Owned And Operated.

If a piece such as a flyer, door hanger or postcard is to be distributed to consumers, precede the previously mentioned legal disclaimers with:

If your property is listed with a real estate broker, please disregard. It is not our intention to solicit the offerings of other real estate brokers. We are happy to work with them and cooperate fully.

Every piece of broadcast communication (i.e., radio and TV commercials, locally produced TV shows) used by affiliates must contain:

(Your DBA Name) Sotheby’s International Realty. Each Office Is Independently Owned And Operated, Except Offices Owned And Operated By NRT Incorporated. Sotheby’s International Realty® is a registered trademark.

The use of the Sotheby’s International Realty® name or logo is not permitted on checks or purchase orders without the appropriate Minimum Required Disclaimer. Also, remember that for all uses of theSotheby’s International Realty® name or logo, you must comply with all of the guidelines set forth in this Identity Manual.

Please refer to page 11 for Minimum Required Disclaimers on Internet usages.

6

2.THE SOTHEBY’S INTERNATIONAL REALTY®TRADEMARKS

Using The Sotheby’s International Realty® Name In Text

When referencing theSotheby’s International Realty® brand name separately from your business, the name must always be accompanied by the ® symbol. You may not refer to the brand as “Sotheby’s” alone or attach “International Realty” to any other name. You should not abbreviate the words “Sotheby’s International Realty® or our corporate name Sotheby’s International Realty Affiliates, Inc.

When referring to Sotheby’s International Realty Affiliates, Inc. or your business name in text, do not use the registered trademark symbol (®). The Sotheby’s International Realty® name, with your trade name, must be written out completely.

Do not use the registered symbol when using your business name (i.e., Smythe & Jones Sotheby’s International Realty).

CORRECT USES OF OUR NAME IN TEXT:

Our tradition makes the Sotheby’s International Realty® brand a quintessential real estate brand.

Smythe & Jones Sotheby’s International Realty operates offices in Ridgewood, New Jersey.

Sotheby’s International Realty Affiliates, Inc. maintains its international headquarters in Parsippany, New Jersey.

INCORRECT USES OF OUR NAME IN TEXT:

Do not use the brand name as a noun e.g. Sotheby’s International Realty® has offices in over 40 states.

Do not abbreviate Sotheby’s International Realty e.g. Smythe & Jones SIR

Do not use the ® symbol in your business name e.g. Smythe & Jones Sotheby’s International Realty®

Do not abbreviate your business name e.g. Sj Sotheby’s International Realty

When referencing SOTHEBYSREALTY.COM, it must always appear in lower case bold with no spaces, as demonstrated here:

We invite you to visit SOTHEBYSREALTY.COM, where we bring the luxury real estate market to your home.

Failure to use a registered trademark in the correct manner may lead to the loss of its status as a protected mark. Therefore, careful consideration must be taken to ensure that our trademarks are used correctly in all applications.

TYPOGRAPHY

The only approved typefaces that may be used are Gill Sans and Minion families of fonts. These are not the fonts for the Sotheby’s International Realty® Affiliate Logo Lock-up, which is a custom-designed illustration. These fonts should be used as supporting typefaces when creating ads, brochures and other printed materials.

7

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

You will be provided with a proprietary Logo Lock-up consisting of the Sotheby’s International Realty® Logo and a unique type treatment for your business name. Existing logos or type treatment may not be used.

Please refer to Section 3 of this Identity Manual for details about the proper use of the Logo Lock-up.

The Sotheby’s International Realty® Logo is the core element in the Sotheby’s International Realty® Affiliate Logo Lock-up. While it appears to be rendered in a commercially available typeface, it is a specially created illustration that should not be re-created. When you become a member of the Sotheby’s International Realty® system, you are legally obligated to adhere to the exact and correct use of our trademarks.

Many common items such as stationery, yard signs and personal promotion literature can only be purchased with company-specific, imprinted information. When utilizing brochures or pre-printed presentation materials that do not have company-specific imprinted information, you must use the die-cut feature for insertion of a business card (when available) to ensure that your company name is displayed in the materials. Depending on the item, the Minimum Required Disclaimers (see page 6) must always appear in upper and lower case Gill Sans type style each time your company name appears in conjunction with the Sotheby’s International Realty® name or any mark.

Uses On The Internet

Whether you’re creating a site for your company, your team or yourself, you must follow our corporate name and trademark guidelines. In addition, company and office Web sites must comply with this Identity Manual.

This section uses a fictional company in Parsippany, NJ (“Your Team Sotheby’s International Realty”), a fictional Sales Associate (Jane Smith) and a fictional Internet Service Provider (“ISProv”) to show you how all these guidelines apply on the Web.

ESTABLISHING WEB ADDRESSES

When most people refer to the “address” of a Web site, they’re talking about its domain name. In order to connect a particular domain name to your Web site,you must first register that name, pay a registration fee, and provide certain administrative and technical contact information.

See http://www.internic.net/regist.html for a complete list of accredited registrars.

If you are establishing a Web address for a company or office site, and intend to use the Sotheby’s International Realty® brand name in that address, make sure you do so correctly.

8

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

IN YOUR DOMAIN NAME, YOU MAY USE:

Your full, approved company name, for example:

www.yourteamsothebysrealty.com http://www.isprov.com/yourteamsothebysrealty

A modification of your approved company name*, for example:

www.yourteam.com www.yteam.com www.yourteam-sothebysrealty.com www.yourteamsothebysrealty.com http://www.isprov.com/yourteam http://www.isprov.com/yteam

*Note that any abbreviation of the Sotheby’s International Realty® name is acceptable in the context of a domain name only, NOT in the content of a Web site. All other references to the brand name must always spell out the Sotheby’s International Realty® name correctly, and must use the fully-approved company name (i.e., Your Team Sotheby’s International Realty).

GEOGRAPHIC IDENTIFIERS

With a large number of franchised brokers and sales associates around the world, it’s inevitable that some companies and individuals will have duplicate names. Locally this isn’t a problem, but on the Web it can be challenging.

If you are creating a company or office Web site, and duplication of names is a concern for you, you may want to include your geographic location (city and state) in your domain name.

THESE EXAMPLES ARE ACCEPTABLE:

www.yourteamsothebysinternationalrealtynewyorkny.com
www.yourteamsothebysrealtynewyorkny.com
www.yourteamnewyorkny.com
www.isprov.com/yourteamsothebysinternationalrealtynewyorkny
www.isprov.com/yourteamnewyorkny

THESE EXAMPLES ARE NOT ACCEPTABLE:

www.sothebysinternationalrealtynewyorkny.com www.isprov.com/sothebysinternationalrealtynewyorkny

If you intend to use the words “Sotheby’s International Realty” with a geographic identifier in your domain name, you may refer to the Sotheby’s International Realty® brand ONLY if you include your company name, for example:

www.yourteamsothebysinternationalrealtynewyorkny.com

9

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

AVOIDING CONFUSION

It is important to avoid confusion between Sotheby’s International Realty Affiliates, Inc. and its franchisees and sales associates, and to distinguish theSotheby’s International Realty® brand from other real estate brands.

This means that in your domain name, you should never separate the Sotheby’s International Realty® brand name from the rest of your address by placing it between two dots or between two slashes.

UNACCEPTABLE ADDRESSES MIGHT INCLUDE:

www.sothebysinternationalrealty.yourteam.com www.yourteam.com/sothebysinternationalrealty/

INFORMATION ACCURACY

You are solely responsible for the information and other content that you choose to make available on your Web site, SOTHEBYSREALTY.COM or on any other Web site or online service. Accordingly, you should carefully consider what information and other content is permissible to be reproduced and displayed in accordance with applicable trademark, copyright, patent and other laws. In addition, you must adhere to all restrictions (including Sotheby’s International Realty® system restrictions and applicable local laws) governing the accuracy and presentation of advertising and the promotion of your business on the Internet and through all other online services.

Refer to Section 3 for guidelines on the use of the Sotheby’s International Realty® Affiliate Logo Lock-up on the Internet.

10

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

BRAND USAGE GUIDELINES

In addition to following corporate guidelines in creating your Web address, you must also represent the Sotheby’s International Realty® brand correctly in the actual content of your site. All of the rules regarding the use of the Sotheby’s International Realty® name should be applied to your Web site.

MANDATORY DISCLAIMERS

Office,company, team and individual Web sites must contain disclaimers on every page. Disclaimers are most often found at the bottom of the page.

Make sure each of your pages includes the following:

"© 2004 [or current year] Sotheby’s International Realty® Affiliates, Inc. Sotheby’s International Realty® is a registered trademark licensed to Sotheby’s International Realty Affiliates, Inc. Equal Housing Opportunity. Each Office Is Independently Owned And Operated, Except Offices Owned And Operated By NRT Incorporated.”

ONLINE ADVERTISING

Any Web presence is considered online advertising. This means that your content is subject to many regulations, and should be carefully considered before being made public.

You are solely responsible for the information and other content that you make available anywhere on the Web. This includes SOTHEBYSREALTY.COM and your own business Web site. Make sure you comply with the following:

As discussed at length earlier in this section, your site must use the Sotheby’s International Realty® marks correctly and consistently.

Make sure you have permission to reproduce and display content (as well as any artwork and graphic images), in accordance with applicable trademark, copyright, patent and other laws.

Follow all regulations governing the accuracy and presentation of advertising and the promotion of your business on the Web. This includes local laws and, for company and office sites, be sure to follow the restrictions of Sotheby’s International Realty Affiliates, Inc.

As a Sotheby’s International Realty® franchisee,you may request a link from SOTHEBYSREALTY.COM to your company or office Web site. Sotheby’s International Realty Affiliates, Inc. reserves the right to disapprove and deny access to any franchisee whose Web site contains content which violates this Identity Manual or otherwise threatens to damage the Sotheby’s International Realty® service mark, and may include suspension from any awards program.

11

2. THE SOTHEBY’S INTERNATIONAL REALTY® TRADEMARKS

SUBMITTAL FOR APPROVAL

In order to be listed on SOTHEBYSREALTY.COM and any other Sotheby’s International Realty® Web sites, all company and office Web sites must first be submitted for approval to the Franchise Administration Department.

A team or individual site does not need to be submitted to the Franchise Administration Department, but should be reviewed by the managing broker. The broker is responsible for ensuring that all sites associated with his or her office comply with legal and trademark regulations.

To submit a company or office Web site for approval, follow these steps:

1.	Contact the Franchise Administration Department via email at compliance@sothebysrealty.com.

2.	If the Web address or the content of the site is not approved,your office will be notified via email of any errors to be addressed.

3.	Correct the errors and resubmit to the Franchise Administration Department.

4.	Upon approval, the Web address will be entered into our database. This database is refreshed daily, Monday through Saturday. On the next refresh, the Web address will be uploaded to appear on SOTHEBYSREALTY.COM.

EMAIL SIGNATURES

Email is a primary form of communication for Sotheby’s International Realty® affiliates. Therefore, consistent representation for our identity is important.The purpose of the email signature is to provide easy access to contact information for your customers, as well as important information regarding confidentiality. A recommended email signature content and format is shown here:

Jonathan Smythe
Senior Real Estate Consultant
jonathan.smythe@smythejonessothebysrealty.com

Smythe & Jones Sotheby’s International Realty

123 Street Address, Suite 1700
Anytown ST 10000
t 212.555.1234 f 212.555.4321 c 917.555.1234

Notice of confidentiality: This transmission contains information that may be confidential and that may also be proprietary; unless you are the intended recipient of the message (or authorized to receive it for the intended recipient), you may not copy, forward, or otherwise use it, or disclose its contents to anyone else. If you have received this transmission in error, please notify us immediately and delete it from your system.

12

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

A SPECIAL LOGO HAS BEEN CREATED TO REPRESENT YOUR AFFILIATION WITH SOTHEBY’S INTERNATIONAL REALTY AFFILIATES, INC. TO MAINTAIN THE PRESTIGIOUS REPUTATION ASSOCIATED WITH THE SOTHEBY’S INTERNATIONAL REALTY® BRAND AND YOUR LOCAL BRAND, CONSISTENT USE OF THE LOGO LOCK-UP IS IMPERATIVE. IN THIS SECTION, SPECIFIC GUIDELINES FOLLOW THAT EXPLAIN THE PROPER USE OF THE LOGO. ALWAYS REFER TO THE GUIDELINES WHEN PREPARING ARTWORK FOR COMMUNICATION MATERIALS.

13

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

Preferred Logo

The preferred Sotheby’s International Realty® Logo Lock-up will be either a 1-line, 2-line or 3-line version depending on the length of your DBA. Once this is determined, a Logo Lock-up will be created for you. You must always use this version of the Sotheby’s International Realty® Logo Lock-up in either its horizontal or vertical configuration. YOUR AFFILIATE LOGO LOCK-UP WILL BE A CUSTOM-DESIGNED ILLUSTRATION. YOU MAY NEVER ATTEMPT TO ALTER, REPLICATE OR CREATE YOUR OWN VERSION.

Visually, a 50/50 size relationship must be maintained between the Sotheby’s International Realty® Logo and your company’s DBA. You must never alter this relationship. If your existing company logo contains an icon that has regional equity, it may be incorporated into your Sotheby’s International Realty® Affiliate Logo Lock-up in approved or accepted applications (see page 16).

1-LINE DBA

The length of the DBA must never be longer than the word “Sotheby’s” in the Sotheby’s International Realty® Logo. The x-height of the letters in the DBA can never exceed the cap-height of the word “Sotheby’s” in the Sotheby’s International Realty® Logo.

[LOGO]

1-line DBA Affiliate Logo Lock-up

2-LINE DBA

The length of the DBA must never be longer than the word “Sotheby’s” in the Sotheby’s International Realty® Logo. The measurement from the top of the cap-height of the first word to the baseline of the second must never exceed the height measured from the cap-height of the word “Sotheby’s” to the baseline of the words “International Realty” in the Sotheby’s International Realty® Logo.

[LOGO]

2-line DBA Affiliate Logo Lock-up

3-LINE DBA

The length of the DBA must never be longer than the word “Sotheby’s” in the Sotheby’s International Realty® Logo.The measurement from the top of the cap-height in the first word to the baseline of the last word can never exceed a measurement 2.25 times the height of the “S” in the Sotheby’s International Realty® Logo.

[LOGO]

3-line DBA Affiliate Logo Lock-up

14

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

Online Usage

The Logo Lock-up must be used correctly and consistently in the online space to maintain the premium quality standards established by this Identity Manual.

The Sotheby’s International Realty® Logo must remain proportional for online applications.

When presented online, the Sotheby’s International Realty® Logo should never be smaller than 50 pixels high from the endpoints of the center rule.

In order to maintain the integrity of the Sotheby’s International Realty® Logo, a minimum amount of clear space should surround the logo on Web sites or other online usage. The minimum amount of clear space that should surround the logo should be greater than or equal to the dimension of the vertical capital “S” in the Sotheby’s International Realty® Logo.

[LOGO]

Online Affiliate Logo Lock-up Minimum Size

[LOGO]

Online Surrounding Clear Space

15

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

Your Company’s Icon

If there is equity in your current logo in your business market, you may incorporate an icon derivative of your current logo in the Sotheby’s International Realty® Affiliate Logo Lock-up. USE OF ANY ICON, AND THE SIZE AND ELEMENTS CONTAINED IN YOUR ICON, ARE SUBJECT TO THE PRIOR APPROVAL OF SOTHEBY’S INTERNATIONAL REALTY AFFILIATES, INC.

Shown here is the general area that may be dedicated to your approved icon and its relationship to the Sotheby’s International Realty® Logo. Please note that your logo is included in the space attributed to your business name for purposes of maintaining the 50/5O size relationship.

In the vertical 2-line Logo Lock-up, your company’s icon height cannot exceed the distance from the top of the capital “S” in “Sotheby’s” to the baseline of “International Realty,” must align horizontally with the imaginary line that runs through the mid-point of your DBA, and must maintain a distance of at least the cap-height of the “S” in “Sotheby’s” between your DBA and the icon.

In the horizontal Logo Lock-up, your company’s icon aligns horizontally with the imaginary line that runs through the mid-point of your DBA. The space between your icon and your DBA is equal to half the height of the capital “S” in the Sotheby’s International Realty® Logo.

[LOGO]

Vertical 2-line DBA Affiliate Logo Lock-up with Icon

[LOGO]

Horizontal 2-line DBA with Icon

16

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

COLOR

The distinctive and elegant color of your Affiliate Logo Lock-up helps distinguish your communications. You must follow the standards for color exactly when producing your own material.

[IMAGE]	[IMAGE]
Satheby’s International	Satheby’s International
Realty® Blue	Realty® Dark Gray

In lieu of the specific blue and gray colors indicated throughout this manual, you may use the PANTONE® colors listed, the standards for which are shown in the current edition of the PANTONE formula guide.

The colors shown on this page and throughout this manual have not been evaluated by Pantone, Inc. for accuracy and may not match the PANTONE Color Standards.

Pantone® is the property of Pantone, Inc.

17

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

MINIMUM SIZE AND CLEAR SPACE

The Affiliate Logo Lock-up must be clearly visible wherever it appears, therefore the logo should not appear in sizes smaller than one inch in height for the vertical Logo Lock-up and 1.25 inches in length for the horizontal Logo Lock-up.

The Affiliate Logo Lock-up must never be obstructed from view by distracting graphics or images. Always maintain a minimum clear space around the logo as exhibited here.

[LOGO]

Vertical 2-line DBA Affiliate Logo Lock-up Minimum Size

[LOGO]

Horizontal 2-line DBA Affiliate Logo Lock-up Minimum Size

[LOGO]

Vertical 2-line DBA Surrounding Clear Space

[LOGO]

Horizontal 2-line DBA Surrounding Clear Space

18

3. THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP

MISUSE

[LOGO]

Do not change the font for the DBA

[LOGO]

Do not change the scale of the logo elements

[LOGO]

Do not rearrange the logo elements

[LOGO]

Do not reverse logo elements separately

[LOGO]

Do not use the DBA without the Sotheby’s International Realty® Logo

[LOGO]

Do not add anything to the logo

[LOGO]

Do not change the logo color

[LOGO]

Do not delete the rule

[LOGO]

Do not rotate the logo

[LOGO]

Do not scale the logo disproportionately

19

4. SIGNAGE

FIRST IMPRESSIONS ARE CRITICAL. SIGNAGE REPRESENTS THE FIRST POINT OF CONTACT FOR THE MAJORITY OF YOUR CUSTOMERS, THEREFORE THE DESIGN OF YOUR SIGNAGE AND ITS CONSISTENT REPRODUCTION IS IMPERATIVE.

Signage must be ordered from a Sotheby’s International Realty® approved vendor. For a list of approved vendors, see Section 7.

20

4. SIGNAGE

YARD SIGNS

The standard yard sign consists of a square blue panel with white type and square corners. The size of the overall sign is 24” wide by 24” tall.

The diagram shown here demonstrates the correct proportions and sizes for all yard sign design elements.

The Minimum Required Disclaimer (see page 6) must appear on the yard sign as shown.

DBA:
Logo Lock-up

PHONE NUMBER:
Font: Gill Sans Regular

WEB ADDRESS:
Font: Gill Sans Regular

DISCLAIMER:
Font: Gill Sans Regular

OPTIONAL YARD SIGNS (Pg.22)

Optional yard signs have been developed incorporating agent names into the signage.The size of the overall sign is 24” wide by 30” tall to allow for the addition of names.They allow for either one or two agent names and contact numbers, with and without icons. If you do not see an appropriate option here consult our Corporate Marketing Department.

The minimum required disclaimer (see page 6) must appear on the yard sign as shown.

DBA:
Logo Lock-up

PHONE NUMBERS:
Font: Gill Sans Regular

AGENT NAMES:
Font: Minion

WEB ADDRESS:
Font: Gill Sans Regular

DISCLAIMER:
Font: Gill Sans Regular

[LOGO]

2-line DBA Affiliate Logo Lock-up

[LOGO]

2-line DBA Affiliate Logo Lock-up with Icon

21

4. SIGNAGE

OPTIONAL YARD SIGNS (cont’d.)

[LOGO]

1 Agent and 2-line DBA Affiliate Logo Lock-up

[LOGO]

1 Agents and 2-line DBA Affiliate Logo Lock-up with Icon

[LOGO]

2 Agents and 2-line DBA Affiliate Logo Lock-up

[LOGO]

2 Agents and 2-line DBA Affiliate Logo Lock-up with Icon

22

4. SIGNAGE

RIDERS

Message riders can be used on the top or bottom of the yard sign. Copy for standard riders begins four inches from the left edge and is flush left. All riders are six-inch-high panels with square corners. The standard rider is 24 inches wide. Twelve-inch and 36-inch riders are also available from our approved vendors. The rider width must match the yard sign width.

TOP-OF-SIGN RIDERS

Top-of-sign riders are always Sotheby’s International Realty® Blue with type reversing to white. These should always refer to an action being taken on behalf of the sale of the property. Standard signs are available for commonly used riders (i.e., Sold, Under Contract). Custom riders can be created following these guidelines.

BOTTOM-OF-SIGN RIDERS

Bottom-of-sign riders are always Sotheby’s International Realty® Blue with type reversing to white. These should always refer to an agent, phone number or feature of the house. Again, standard signs are available from the approved vendors. Customized signs can be created following these guidelines.

SOLD

Top-of-Sign Rider — Single Word

Font: Gill Sans Bold
Size: 120 pt
Tracking: 100/1000em

UNDER CONTRACT

Top-of-Sign Rider-Multiple Words

Font: Gill Sans Bold
Size: 60 pt
Tracking 100/1000em

Waterfront

Bottom-of-Sign Rider — One Line

Font: Minion
Size: 85 pt
Tracking 10/1000em

Jonathan Smythe
123 456 8790

Bottom-of-Sign Rider-Two Lines

FIRST LINE:
Font: Minion
Size: 85 pt
Tracking: 10/1000em

SECOND LINE:

Font: Gill Sans Regular
Size: 60 pt
Tracking: 10/1000em

23

4. SIGNAGE

OPEN HOUSE SIGNS

The open house sign is similar to the standard yard sign. The diagram at right illustrates the correct design elements for the open house sign.

The Minimum Required Disclaimer (see page 6) must appear on the open house sign.

The open house sign is also available as a rider (see page 23).

DBA:
Logo Lock-up

OPEN HOUSE:
Font: Gill Sans Bold

DISCLAIMER:
Font: Gill Sans Regular

[LOGO]

24

4. SIGNAGE

BUILDING SIGNS

Horizontal and vertical format signs have been designed to provide maximum flexibility for a variety of application requirements. Building signs have been established in halo illuminated, internally illuminated, face illuminated and non-illuminated letters. Your building or city may have different requirements. It is therefore recommended that you consult with one of our approved vendors to explore your options.

Specific measurements are not given because the size of sign you will require will vary depending on your location, the size of your office, local zoning requirements and so on. The designs are based on a grid system, which can be enlarged proportionally to suit your specific needs.

Building signs contain three pieces of information — the Sotheby’s International Realty® Logo, the Affiliate name and the Minimum Required Disclaimer. You must use the Logo Lock-up we provide to you which maintains a 50/50 visual relationship between the Sotheby’s International Realty® logo and the affiliate name.

Note: No slogans, telephone numbers, marks or other words may appear on the building sign. Any variations from these specifications must be submitted to Sotheby’s International Realty Affiliates, Inc. for approval.

REQUIRED DISCLAIMER

The Minimum Required Disclaimer (see page 6) must appear on the building sign, aligned left with the vertical rule and displayed in Gill Sans upper and lower case in white.

ELECTRICAL REQUIREMENTS

Electrical wiring is another vital factor in planning the construction of your sign, which should adhere to national industry standards. For example, there are great differences in cost and quality of ballast, which must be Underwriters Laboratories (U/L) approved with U/L-approved waterproofing and pure aluminum weatherproof raceways. All wiring and wiring systems must be pure U/L-approved copper.

[LOGO]

Square

[LOGO]

Square with Icon

[LOGO]

Horizontal: Long Format

[LOGO]

Horizontal: Long Format with Icon

25

4.SIGNAGE

BUILDING SIGNS (cont’d.)

[LOGO]

Face illuminated Logotype and Text

[LOGO]

Non-illuminated

[LOGO]

Halo Illuminated Logotype and Face Illuminated Text

[LOGO]

Internally Illuminated

26

5. STATIONERY

THE DESIGN OF OUR STATIONERY REFLECTS THE SOPHISTICATED IMAGE OF THE BRAND. SPECIFIC PAPER AND PRINTING GUIDELINES ARE PROVIDED, AND MUST BE FOLLOWED CAREFULLY TO ENSURE CONSISTENCY AND QUALITY REPRODUCTION.

Approved vendors must be used for all stationery. See Section 7.

27

5. STATIONERY

LETTERHEAD

Our letterhead design continues the sophistication established for our stationery system.

SIZE

8.5” X 11”

PAPER

Crane’s Crest, 100% Cotton Pearl White Wove, 28#

INK

Letterhead can only be printed in Sotheby’s International Realty® Blue and Dark Gray with the Sotheby’s International Realty® Logo printed in Sotheby’s International Realty® Blue. Complete color specifications can be found on page 17.

DESIGN

Your letterhead design may include your icon if you so choose. Exhibits are shown with and without an icon. The Minimum Required Disclaimer (see page 6) must be positioned at the bottom of the letterhead, aligned left with the vertical rule, in 6 pt. Gill Sans, upper and lower case.

Symbols and awards, such as the Realtor symbol, are permitted at the bottom of the letterhead, .25” from the bottom and no taller than .25”.

TYPOGRAPHY

For typography specifications, see page 7.

[LETTERHEAD]

28

5. STATIONERY

LETTERHEAD (cont’d.)

DBA:
Logo Lock-up
Color: Sotheby’s International Realty® Blue

NAME:
Font: Gill Sans Bold
Size: 8
Leading:10
Color: Sotheby’s International Realty® Blue

TITLE AND ADDRESS:
Font: Minion
Size: 8.5
Leading: 10
Color: Sotheby’s International Realty® Dark Gray

NUMERALS:
Font: Minion
Size: 8
Leading: 10
Color: Sotheby’s International Realty® Dark Gray

WEB SITE:
Font: Gill Sans Regular
Size: 7.5 (7 pt if email address comes to within .25 inches from edges of sheet)
Leading: 10
Color: Sotheby’s International Realty® Dark Gray

MINIMUM REQUIRED DISCLAIMER:

Font Gill Sans Regular
Size: 6
Color: Sotheby’s International Realty® Dark Gray

[LETTERHEAD WITH ICON]

29

5. STATIONERY

Envelope

SIZE

No. 10-9.5” x 4.125”

PAPER

Crane’s Crest, 100% Cotton Pearl White Wove, 28#

INK

Envelopes can only be printed in Sotheby’s International Realty® Blue and Dark Gray, with the Sotheby’s International Realty® Logo printed in Sotheby’s International Realty® Blue. Complete color specifications can be found on page 17.

DESIGN

Shown here is the only approved envelope design. Affiliate icons can also be used as demonstrated on the right.

DBA: Logo Lock-up

RETURN ADDRESS:
Font Minion
Size: 8.5
Leading: 10
Color: Sotheby’s International Realty® Dark Gray

MINIMUM REQUIRED DISCLAIMER:
Font: Gill Sans Regular
Size: 6
Color: Sotheby’s International Realty® Dark Gray

[ENVELOPE]

[ENVELOPE WITH ICON]

[ENVELOPE BACK]

30

5. STATIONERY

Business Cards

Your business card reflects who you are and the company you represent. Flexibility has been provided in business card design to accommodate varying needs, including multiple contact numbers and address lines, and back-of-card options with and without icons and photos.

SIZE

3.5” x 2.125”

PAPER

Crane’s Crest, 25% Cotton Pearl White Wove, 11O#

INK

Business cards can only be printed in Sotheby’s International Realty® Blue,Sotheby’s International Realty® Dark Gray with Sotheby’s International Realty® Logo Lock-up reversing to white. For complete color specifications, see page 17.

FRONT-OF-CARD DESIGN

The design on the front of the card remains the same regardess of which back-of-card design you choose. Affiliate icons may not be included on the back of the card.

Marks, symbols and individual awards may not be included on business cards.

DBA:

Logo Lock-up

Color: Reversed out of Sotheby’s International Realty® Blue

[LOGO]

Preferred Business Card

[LOGO]

Preferred Business Card With Icon

31

5. STATIONERY

Business Cards (cont’d.)

BACK-OF-CARD OPTIONS

Two options provide flexibility to customize the back of your card to suit your own needs. The back of your card can simply have your name, address, phone numbers, email address and web address, and may include either a company icon or a personal photo. If you choose to include a photograph, you may do so as demonstrated below. You may only use black ink for your photo as no color photography is allowed. For specific style guidelines for your photograph, see page 33.

NAME:

Font Gill Sans Bold Size: 8.5 Leading: 11 Color: Sotheby’s International Realty® Blue

TITLE:

Font: Minion Size: 9.5 Leading: 11 Color: Sotheby’s International Realty® Dark Gray

COMPANY NAME AND ADDRESS:

Font: Minion Size: 9.5 Leading: 11 Color: Sotheby’s International Realty® Dark Gray

NUMERALS:

Font: Minion Size: 9 Leading: 11 Color: Sotheby’s International Realty® Dark Gray

EMAIL ADDRESS AND WEB SITE:

Font: Gill Sans Regular Size: 8 (7 pt if email address comes to within .25 inches from edges of card) Leading: 11 Color: Sotheby’s International Realty® Dark Gray

MINIMUM REQUIRED DISCLAIMER:

Font: Gill Sans Regular Size: 4 Leading: 9 Color: Sotheby’s International Realty® Dark Gray

[IMAGE]

[IMAGE]

32

5. STATIONERY

PHOTOGRAPHY GUIDELINES

Courtesy and professionalism are what you want to project when you hand someone a business card. Therefore, your photograph, should you choose to use one, must represent you in the best manner possible. We have developed these guidelines to help maintain a consistent, contemporary look for all business card photographs. Take this guide to your photographer and ask them to follow this style exactly as prescribed.

A close-up head and shoulders shot is the only acceptable image. To ensure the professionalism the Sotheby’s International Realty® brand requires, photos of other people, animals, buildings, automobiles, slogans, graphics or anything other than YOU is not allowed.

Your picture will be an important business tool, and should reflect your professional image as a member of one of the most prestigious real estate organizations in the world.

IMAGERY STYLE

Provide this style guideline to your photographer.

•	Background should be a solid dark gray or white.

•	Cropping is tight, centering on the face.

•	Focus is on the eyes; any visible background must be out of focus.

•	High-contrast black and white prints must be used. No color photographs are allowed.

•	Format is a square.

•	Subject should look directly into the camera. No profiles allowed.

•	Provide three 5 x 7 black and white glossy prints.

ACCEPTABLE PHOTOGRAPHS

[PHOTO]

UNACCEPTABLE PHOTOGRAPHS

[PHOTO]

Do not include objects in the photograph

[PHOTO]

Do not use overstyled photos

[PHOTO]

Do not use casual photographs

[PHOTO]

Do not use color photography

33

5. STATIONERY

Name Badge

The name badge is a useful communication tool. Substrate is determined by the individual supplier. Always use a Sotheby’s International Realty® approved vendor. See Section 7.

SIZE

2.75” x 1.375”

[IMAGE]

DBA:

Logo Lock-up

NAME:

Font: Gill Sans Regular
Size: 10
Leading: 11
Color: Reversed out of Sotheby’s International Realty® Blue

TITLE:

Font: Minion
Size: 9
Leading: 11
Color: Reversed out of Sotheby’s International Realty® Blue

MINIMUM REQUIRED DISCLAIMER:

Font: Gill Sans Regular
Size: 4
Color: Reversed out of Sotheby’s International Realty® Blue

34

6. ADVERTISING

CONSISTENT USAGE OF THE SOTHEBY’S INTERNATIONAL REALTY® AFFILIATE LOGO LOCK-UP AND OTHER MARKS IN OUR CLASSIFIED ADS IS CRITICAL TO OUR MUTUAL SUCCESS.

35

6. ADVERTISING

Display And Classified Ads

These exhibits are intended to show appropriate logo placement for advertising only, and are not intended to show specific design options. Take care to ensure that the Sotheby’s International Realty® Affiliate Logo Lock-up is always used consistently.

Listing ads must contain the Minimum Required Disclaimer (see page 6).

You may use your company icon on advertising materials that present listings or information for your company alone. However, icons are not permitted on materials for co-operative advertising programs that feature multiple affiliates.

Classified Ad

[PICTURE]

Positive

[PICTURE]

Reverse

Listing Ad: Color

[PICTURE]

Listing Ad: Black and White

[PICTURE]

36

7. APPROVED VENDORS AND CONTACT INFORMATION

THE USE OF APPROVED VENDORS ENSURES THAT YOUR SIGNS AND STATIONERY WILL ALWAYS COMPLY WITH THE GUIDELINES IN THIS MANUAL. OUR VENDORS MAINTAIN THE HIGHEST LEVEL OF QUALITY AND CONSISTENCY, AND UNDERSTAND THE IMPORTANCE OF PRESENTING THE SOTHEBY’S INTERNATIONAL REALTY® BRAND CORRECTLY IN ALL APPLICATIONS.

The current approved vendors that must be used are listed in the Sotheby’s International Realty® Broker and Sales Associate Programs Reference Guide. Please visit our website at http://members.sothebysrealty.com.

37

SOTHEBY’S

INTERNATIONAL REALTY

© MMIV Sotheby’s international Realty Affiliates, Inc. All Rights Reserved. Sotheby’s International Realty® is a licensed trademark to Sotheby’s International Realty Affiliates, Inc. An Equal Opportunity Company. Equal Housing Opportunity [LOGO]. Each Office Is Independently Owned And Operated, Except Offices Owned And Operated By NRT Incorporated.

[PICTURE]

Contents

The ERA® Corporate Vision Statement	1
The ERA Basics
The ERA Mark	2
The ERA House Logo	3
The ERA International Collection
Logo & Name	5
The ERA Tagline	7
The ERA Colors	8
Type Treatments	10
Other Logos & Symbols	11
ERA Legal Disclaimers	12
Your ERA Stationery
Business Cards	15
Letterhead & Envelopes	17
The Internet	19
Your ERA Office	24
ERA Signage
Yard Signs	26
Commercial Signs	29
Directional Signs	30
Building Signs	31
Detailed Information
For Assistance	34
Downloadable Logos & Art	34
Print Specifications	35
Stationery Design Specifications	38
Yard Sign Specifications	60

The ERA® Identity—Your Identity

Always There For You®...
To Help Your Business Succeed

As the innovative leader in real estate, ERA Franchise Systems, Inc., is proud to have you as a member of the team — and excited to help you take advantage of all the power and reputation of the ERA name and logo.

FOR OVER 30 YEARS, WE’VE BEEN BUILDING EQUITY IN THE ERA MARK — THE VISUAL USE OF THE ERA NAME — AND OUR LOGO. TOGETHER, THEY HAVE COME TO STAND FOR OUR BOLD, CONFIDENT, PRO-ACTIVE APPROACH TO HOME BUYING AND SELLING.

Along with our mark and logo comes our tagline ALWAYS THERE FOR YOU, which conveys the personal dedication you find throughout the ERA organization: Dedication to our member brokers, to our sales associates, and to all the clients you serve.

We’ve created standards for using our mark, logo, and image, and put them together in this easy reference guide, to protect the ERA brand identity — and, most importantly, to help you market yourself while you benefit from all the value that the ERA brand stands for in real estate.

IF YOU HAVE QUESTIONS THAT THIS GUIDE DOESN’T ANSWER, FEEL FREE TO CONTACT THE ERA MARKETING DEPARTMENT FOR ASSISTANCE AT:

1 CAMPUS DRIVE

PARSIPPANY, NJ 07054

FAX 973-496-7354

E-MAIL MARKETING@ERA.COM

The ERA® Vision

ERA Franchise Systems, Inc., is the real estate company of choice for consumers and agents because ERA SALES ASSOCIATES ARE ETHICAL, FORWARD-THINKING, AND RESULTS-ORIENTED PROFESSIONALS who take a proactive approach to real estate... Therefore, agents can be sure they’ll have the best tools and training to accomplish the job at hand.

Consumers will have total confidence that they are dealing with a consummate professional expressing the highest level of service and integrity.

[ERA® LOGO]

1

[PICTURE] The Basics

THE ERA® MARK

Our mark—the visual representation of the ERA® name—is a registered trademark, protected for use by ERA Franchise Systems, Inc., and its member brokers. That means you have specific rights and obligations regarding the use of the name in the real estate industry.

Specifically, you agree to use the ERA name and/or logo with your company name in signage, stationery, advertising, and all communication materials according to ERA guidelines. Following these standards will not only help protect the name — it also ensures that you get the benefits of ERA brand equity.

The basic rules are simple.

•	Always spell “ERA” with all capital letters and without periods between the letters.

•	Always use the ERA-approved typeface — Univers Bold Condensed.

(For additional type treatment information for your graphic artist or printer, refer to page 35)

•	The first time “ERA” appears as an adjective (that is, as a descriptor in front of another word) on any page or document, use the registered trademark symbol — for example: ERA® logo, ERA® office, ERA® services.

•	Include the phrase “Each ERA® Office is Independently Owned and Operated” in all your advertising, yard signs, stationery, business cards, and other promo tional materials that use the ERA name. (For additional legal disclaimers, refer to page 12).

2

The Basics

THE ERA® HOUSE LOGO

The distinctive red and blue ERA house logo is designed so that buyers and sellers will quickly and easily identify you as an ERA member broker. Along with the right to use the logo, you also have the responsibility to use it correctly, to protect and take advantage of its full value. For example:

•	The ERA logo must always have the registered trademark symbol as shown. (Figure 1)

Figure 1

•	Use the complete logo, exactly as it is provided to you by ERA. For example, the house symbol and the ERA lettering may not be used separately.

•	Leave plenty of white space — equivalent to at least half the width of the logo — around every side of the ERA logo, so that it clearly stands out. (Figure 2)

Figure 2

•	The strength of the ERA logo lies in its distinctive identity — so never incorporate it as part of another design or logo, or use patterns, textures, or other backgrounds with it.

(cont.)

3

The ERA” House Logo (cont.)

•	When you use the ERA® logo with your company name, the logo should be positioned to the left and horizontally aligned. “ERA” should precede your company name exactly as shown. (Figure 3)

Figure 3

•	If your own company name does not appear with the ERA logo, you can use the version of the logo that incorporates “REAL ESTATE,” as long as it will print legibly. (Figure 4)

Figure 4

•	The ERA Yard Sign art is primarily for use in advertising and brochures — never for stationery or signage — and should appear to the left of your company name as shown. (Figure 5)

Figure 5

4

The Basics

THE ERA® INTERNATIONAL COLLECTION LOGO & NAME

As with the ERA house logo, you also have the responsibility to use the ERA “International Collection” logo correctly to protect and take advantage of its full value.

•	In the logo, the words “International Collection” should be in all capital letters in the ERA-approved typeface Filosofia, available from Emigre (WWW.EMIGRE.COM).

•	The logo can appear in one of two ways:

•	In the vertical version of the logo, “International Collection” should be one-third the height of the crest and underlined. (Figure 6)

Figure 6

•	In the horizontal version of the logo, the words should be half the height of the crest. (Figure 7)

Figure 7

(cont.)

5

The Basics

THE ERA® INTERNATIONAL COLLECTION LOGO (CONT.)

•	When printing, there are two different versions of logo colors:

•	International Level — a gold ERA crest with “International Collection” in black (Figure 8)

Figure 8

•	Premier Level — a red ERA crest with “International Collection” in blue (Figure 9)

Figure 9

Distinctive properties

For color specifications that you can provide to your graphic artist or printer, refer to page 37.

•	When written in text, the name “International Collection” must be in Times New Roman in small capital letters, so that the “I” and “C” are larger than the rest of the letters: INTERNATIONAL COLLECTION.

•	INTERNATIONAL COLLECTION must always have “ERA” before it in the first reference in any paragraph.

6

The Basics

THE ERA® TAGLINE

The official ERA tagline ALWAYS THERE FOR YOU® is the central theme that is the foundation of all our communication efforts. The message to customers is that your business and our company are built on a principle of personal dedication — and, that it is a philosophy that guides everything we do.

•	“ALWAYS THERE FOR YOU®” must always have the registration mark symbol ® as shown and should print in the ERA Blue (Pantone 2735C or 072UC).

•	The ERA tagline, “ALWAYS THERE FOR YOU®” should appear in Univers Extended Bold.

•	The Univers family of typefaces is available worldwide on diskette, through Adobe, Inc. You can download it at WWW.ADOBE.COM/TYPE/MAIN.HTML or check with your local computer software provider.

•	ALWAYS THERE FOR YOU means:

We the staff at ERA
are “ALWAYS THERE”
for our member brokers.

Our member brokers
are “ALWAYS THERE”
for our sales associates.

Our sales associates
are “ALWAYS THERE”
for the clients they serve.

[ERA® REAL ESTATE LOGO]

7

The Basics

THE ERA® COLORS

The official ERA Red and ERA Blue were chosen for their boldness and distinction, and should always be used according to ERA guidelines.

•	When printing the logo in two colors, use the official ERA Red (Pantone 186 Coated or Uncoated) and ERA Blue (Pantone 2735 Coated or 072 Uncoated).

[IMAGE]	[IMAGE]

For detailed color specifications that you can provide to your graphic artist or printer, refer to page 35-36.

•	If you are printing the logo against a background color, use a ‘white box around the logo. (Figure 10)

Figure 10

•	For detailed ERA logo specifications, refer to page 3.

•	If you are printing the logo in one color, that color must be black. (Figure 11 A)

Figure 11

•	If you are printing against a black background, use the logo in reverse — that is, with the house and type in white. (Figure 11B)

Figure 12

(cont.)

8

The Basics

The ERA® Colors (cont.)

SPECIAL RULES FOR CLOTHES/FABRIC

•	When printing on apparel, the house portion of the logo must appear in ERA Red; “ERA®” REAL ESTATE” appears in either ERA Blue or white, depending on the fabric color you choose.

On any color fabric, you can use a white box. (Figure 12)

Figure 12

On dark fabric, you can use a “floating” logo with -white lettering. (Figure 13)

Figure 13

On white or a light color fabric, you can use a floating logo and blue lettering. (Figure 14 and Figure 15)

Figure 14

Figure 15

9

The Basics

TYPE TREATMENTS

All of your marketing materials must use the ERA®-approved family of typefaces, Univers. It was chosen for its clean, contemporary look and easy readability. (The exception is the ERA® INTERNATIONAL COLLECTION name; for correct type treatment, please refer to page 5-6.)

•	Use Univers type for all your ERA materials, including signage, print advertising, billboards, business cards, and stationery.

•	“ERA” should always appear in Univers Bold Condensed in all capital letters with no periods: ERA

•	The ERA tagline, “Always There For You®” should always appear in Univers Extended Bold.

•	Never use all capital letters for your company name; that’s reserved for the ERA name.

•	The Univers family of typefaces is available worldwide on diskette, through Adobe, Inc. You can download it at WWW.ADOBE.COM/TYPE/MAIN.HTML or check with your local computer software provider.

10

The Basics

OTHER LOGOS & SYMBOLS

•	Along with the ERA® logo, you may use ERA-approved associated logos/ symbols in your local advertising.

However, any associated logo/symbol should be secondary and must never dominate or compete with the ERA logo. Where possible, the height of the secondary logo/symbol should not exceed one-third the height of the ERA logo. (Figure 16)

Figure 16

•	The “Equal Housing Opportunity” logo should be included in all of your ERA printed materials.

•	The additional logos/symbols approved by ERA for your use can be found at the Images & Logo section within WWW.TEAMERA.COM.

•	To use other logos/symbols, you must get prior written approval from the ERA Marketing Department at 1 Campus Drive, Parsippany, NJ 07054 (fax 973-496-7354, e-mail MARKETING@ERA.COM ).

11

The Basics

ERA® LEGAL DISCLAIMERS

ERA Franchise Systems, Inc. requires that the following legal disclaimers be used with all your advertising, yard signs, stationery, business cards, and other promotional materials the use the ERA® name.

•	“The Equal Housing Opportunity” logo should be included in all of your ERA® printed materials. (Figure 17)

Figure 17

•	Include the phrase “Each ERA® Office is Independently Owned and Operated” in all your printed materials that use the ERA® name.

•	Use the following disclaimer WHEN A REGISTERED ERA® MARK is used within the printed material:

[LOGO] © 2002 ERA Franchise Systems, Inc. Each ERA® Office is Independently Owned and Operated. ® is a licensed mark of ERA Franchise Systems, Inc.

Note: If a registered mark owned by another company is also used in the printed material, the disclaimer needs to be modified. For example, “ERA® is a licensed mark of ERA Franchise Systems, Inc.; GM® is a licensed mark of General Motors Corporation.”

(cont.)

12

The Basics

ERA Legal Disclaimers (cont.)

•	Use the following disclaimer when a REGISTERED MARK AND SERVICE MARK IS OWNED BY ERA FRANCHISE SYSTEMS, INC. and is used within the printed material:

[LOGO] © 2002 ERA Franchise System, Inc. Each ERA® Office is Independently Owned and Operated. ® and SM are licensed marks of ERA Franchise Systems, Inc.

Note: If a registered mark or a service mark owned by another company is also used in the printed material, the disclaimer needs to be modified. For example, “ERA® and ERA Select Services® are licensed marks of ERA Franchise Systems, Inc.; GM® is a licensed mark of General Motors Corporation.

•	The ERA logo must always have the registered mark ® as shown. (Figure 18)

Figure 18

•	“Always There For You” must always have the registration mark ®. (Figure 18)

•	Use the following legal marks with these ERA programs and taglines:

ERA Sellers Security® Plan ERA Home Protection Plan® Always There For You® 1ST IN SERVICE™ 1ST IN CUSTOMER SATISFACTION® ERA Select ServicesSM

(cont.)

13

The Basics

ERA Legal Disclaimers (cont.)

•	Use the following legal disclaimers on these ERA®” programs:

•	ERA SELLERS SECURITY® PLAN: “WE WILL SELL YOUR HOUSE, OR ERA WILL BUY IT®” LEGAL DISCLAIMER: Conditions apply, including a program participation fee; house must meet specific qualifications, and purchase price will be determined solely by ERA Franchise Systems, Inc. Additionally a second home must be purchased through a broker designated by ERA Franchise Systems, Inc. Call your local ERA® Professional to review details.

•	ERA HOME PROTECTION PLAN®:
LEGAL DISCLAIMER: Neither ERA Franchise Systems, Inc. nor its affiliated companies, including Cendant Corporation, provides any product or service in connection with the Home Protection Plan. All products and services are provided by Aon Home Warranty Services, Inc.

14

[PICTURE] Your ERA® Stationery

BUSINESS CARDS

Your ERA. business cards are designed to enhance your professional image and further help you capitalize on the ERA brand equity.

A selection of business cards, stationery, and other marketing materials are available through Merrill Corporation, an ERA-preferred alliance partner and an expert in our guidelines regarding logos, typefaces, formats, and so on.

Ordering materials through Merrill meets ERA preferences and assures that all identity standards are met.

However, if you choose to use another vendor, follow these guidelines in creating your business cards, to protect the ERA name and your professional image.

•	Your business cards should strictly follow ERA standards for included information and approved layout as shown in Figure 19. Even if you are an agent who works from your home, your ERA business cards must still include your affiliated ERA company name and office address and phone number — NOT your home office information.

(cont.)

Figure 19

15

Your ERA® Stationery

Business Cards (Cont.)

For more examples of ERA-approved layouts for business cards — including ERA® INTERNATIONAL COLLECTION cards and detailed specifications — please refer to pages 38-41 and 46-51.

•	Always use the approved typefaces, official ERA colors, and ERA-approved dimensions and layout. (For detailed design specifications, refer to pages 34-35, 38-41, and 46-51.)

•	If you wish to include a photo on your business card, a 3” by 5” color or black-and-white original is acceptable. (Figure 20)

Figure 20

The photo should be a head-and-shoulder shot, wearing tasteful business attire. (No cartoons, costumes, or candid photos, please!) We recommend that you wear dark, solid colors — avoiding bold prints — and have your picture taken against a subtle background. Jacket and lies, jewelry, and makeup should all be subtle as well, to convey a professional image in keeping with the reputation of the ERA brand.

•	Don’t use unofficial taglines or slogans on your business cards. Remember, you and the ERA brand stand for professionalism!

•	For a Merrill catalog, call 1-800-728-0900.

Or, shop Merrill online 24 hours a day, at WWW.DESKSHOP.COM/ERA.

16

Your ERA® Stationery

LETTERHEAD & ENVELOPES

Your ERA letterhead enhances your professional image and helps you capitalize on the ERA brand equity. Merrill Corporation, an ERA-preferred alliance partner, offers a choice of letterhead, envelopes, and other marketing materials, and is an expert in our guidelines regarding logos, typefaces, formats, and so on.

Ordering materials through Merrill meets ERA preferences and assures that all identity standards are met.

However, if you still choose to use another vendor, be sure to follow ERA guidelines to protect the ERA name and your professional image.

•	Figure 21 shows an example of how standard letterhead (8 1/2” x 11”) should look.

(Cont.)

Figure 21

17

Your ERA® Stationery

Letterhead & Envelopes

•	Figure 22 shows an example of how a standard number 10 envelope (9 1/2” x 4 1/8”) should look.

Figure 22

•	Always use the approved typefaces, official ERA colors, and ERA-approved dimensions and layout. (For detailed design specifications, refer to pages 42-43.)

For more examples of ERA®-approved layouts for letterhead and envelopes — including ERA® INTERNATIONAL COLLECTION and detailed specifications — please refer to pages 52-59.

For a Merrill catalog, call 1-800-728-090O. Or, shop Merrill online 24 hours a day, at WWW.DESKSHOP.COM/ERA.

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THE INTERNET

The Internet is a growing part of the real estate industry and can be a valuable asset to your business. ERA® has entered the world of online services and continues to explore this exciting form of marketing.

As we do so, we all need to keep in mind the importance of the proper use of ERA marks and logos—carefully following the standards and guidelines designed to protect the integrity of the ERA name and reputation.

Most of the standards outlined in this guide also apply to your use of the Internet; in addition, here are some special areas that are unique to the Internet.

ERA on the World Wide Web

As real estate web sites grow, it is important to present information that is correct and not misleading. As an ERA member broker, you are represented on WWW.ERA.COM, a national site.

In all individual office sites, agent sites, and domain names, it’s important not to represent yourself as the national site. Clearly identify your office or agent name, and observe ERA guidelines for URL selection so as not to represent your site as the national site.

[PICTURE]

(cont.)

19

THE INTERNET

ERA.com Frame

ERA® offices that are in good standing are allowed to use the ERA.com frame set (Figure 23), which lets you capitalize on the identity of the ERA brand on the Internet. However, it’s still important that the agent or office is identified plainly on the site, so that users will not think they are on the national site. The frame set is available by e-mailing INTERACTIVE.MARKETING@ERA.COM.

Figure 23

When using the ERA.com frame set, do not use the same order and verbiage for links in the left or top frame. You can use images from ERA commercials or print pieces in the body of your home page. All content and images associated with your office or agent profile pages should be of a real estate nature.

When using ERA.com as a resource for your site, it is important that you are using these pages within your frame set. In this frame set, you should clearly identify your office name or agent name along with contact information.

Artwork on the Web

ERA Franchise Systems, Inc., makes logos and artwork available for use by all offices and agents. All rules relating to logo usage off-line apply to online use as well. Additionally, the ERA logo cannot be animated in any way when used as a corporate identifier.

Logos and images for print and internet use are available on WWW.TEAMERA.COM in the marketing section, under logos and images.

(cont.)

20

THE INTERNET

E-mail Addresses

All ERA® franchise owners and their staff are entitled to a free “@ERA.com” e-mail address (firstname.lastname@ERA.com). This @ERA.com address allows you to take advantage of ERA Marketing programs. To receive your @ERA.com e-mail address, have your Office Coordinator add your personal Internet Service Provider (ISP) e-mail address into the CREST EDG system. (An example of a personal ISP e-mail address would be agentname@aol.com.)

For help in setting up an @ERA.com e-mail address, contact your ERA Business Consultant or call the CREST EDG Help Desk at 1-800-593-5934.

Your Own Domain Name

You may obtain an individual domain name or home page address on the Internet from an Internet Service Provider or follow these guidelines when selecting your name.

•	Use your fictitious business name from your ERA Membership Agreement. For example, if you are doing business as ERA Red Team Realty, your domain name would be: www.ERAredteamrealty.com

•	However, since the same fictitious business name may be used by other franchises in different locations, we strongly recommend that you indicate the city and state as well — for example: www.ERAredteamrealtyparsippanynj.com

(cont.)

21

THE INTERNET

Domain Name (cont.)

•	As mentioned previously regarding the appearance and presentation of your site, be sure that your domain name/Web address is clearly identified with you or your office, not confused with the national, corporate ERA® site. For example:

•	Don’t create an Internet address in which “ERA” is followed by a dot and additional characters.

•	Don’t create a screen name or Internet address that is confusingly similar to any of the ERA trademarks, service marks, or slogans.

•	Don’t create a screen name or Internet address that may be confused with other real estate brokerage offices, other brands, or independent companies.

•	Have your office coordinator or manager enter the information into CREST EDG. This applies for offices or agent URLS.

22

THE INTERNET

General Content Tips

•	In Web advertising, present the ERA® name and all ERA marks and slogans consistently with guidelines and restrictions. For example, the ERA logo must conform to the identity standards, including size, placement, and colors.

•	Each franchisee is solely responsible for the information and other content you choose to make available on WWW.ERA.COM, WWW.IC.ERA.COM, or any home page or other online service.

•	All Web sites must contain these three disclaimers on the home page:

(1)	Each ERA® Office is Independently Owned and Operated.

(2)	® and SM are licensed trademarks of ERA Franchise Systems, Inc.

(3)	(HOME LOGO) Equal Housing Opportunity.

•	Any other slogans or logos used must include applicable disclaimers, including:

Neither ERA Franchise Systems, Inc., nor any of its franchises or other affiliated companies, including Cendant Corporation, provide any product or service in conjunction with this program.

If you have any questions, please contact your business consultant or e-mail ERA Interactive Marketing (INTERACTIVE.MARKETING@ERA.COM).

23

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YOUR ERA® OFFICE

Especially in the real estate marketplace, the appearance of your workplace can have a real impact on clients (not to mention potential clients). Your ERA member broker office should incorporate the ERA identity — bold, confident, contemporary, reliable — to create a distinctive, professional environment for home buying and selling.

Four main criteria are key to creating and maintaining this identity:

(1)	Use of ERA-approved signage and other materials for your office exterior and interior, according to ERA guidelines

(2)	Tasteful, coordinated use of color and design to reflect and promote the ERA image

(3)	Regional influence on the office design and decor

(4)	Best use of available workspace

While you could argue that it’s all a matter of taste, it is important that the ERA identity be consistent and credible throughout all member broker offices. Here are some tips for maximizing the image of your office.

•	Proposed outdoor signage must be approved by the ERA Marketing Department at 1 Campus Drive, Parsippany, NJ 07054 (fax 973-496-7354, e-mail MARKETING@ERA.COM).

•	The ERA logo should be predominately displayed in your office lobby along with the ERA Vision Statement.

(cont.)

24

YOUR ERA® OFFICE

•	Complementary colors such as navy blue, gray, and white (perhaps with accents of red) coordinate nicely with the ERA logo design.

•	Color-coordinated contemporary posters and other graphics can add warmth.

•	A prominent display of brochures and other ERA literature shows clients you’re part of the familiar ERA team.

•	ERA apparel, worn by brokers and agents, adds to the professional image. Several vendors offer a variety of ERA apparel. Visit the Select Services Section on WWW.TEAMERA.COM for a selection of various vendors.

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ERA® SIGNAGE

YARD SIGNS

Because consumers see it so often, the ERA yard sign is one of the most widely recognized symbols in real estate.

The ERA sign on your office and on the lawns of your listed properties makes the public aware of your company and its association with the ERA brand. Consistency in sign appearance and in the use of the ERA logo guidelines helps maximize the value of your association with ERA Franchise Systems, Inc.

ERA yard signs can be ordered from several approved vendors and must follow these general guidelines.

•	Use the ERA name and logo correctly.

•	Use ERA Red, ERA Blue, and white.

•	Use Univers Bold Condensed for all type, in sizes that are clearly legible.

•	Include “Each Office Independently Owned and Operated” on every sign.

•	Your local office name should be in upper and lower case letters (not all capitals letters).

•	The agent’s name cannot be larger than your local office name.

(cont.)

26

ERA® SIGNAGE

Yard Signs (cont.)

Here are ERA-approved yard signs and the correct way to display copy in each sign format.

Cross-Arm Post Sign

•	The ERA yard sign with the cross-arm post features an ERA Red painted cross-arm with a vertical hanging panel of 20- or 24-gauge steel, polyethylene, or aluminum, in ERA Blue and ERA Red.

This 36” x 18” sign features the ERA logo on white in the top half, and the local office information in white type on ERA Blue in the bottom half. The top riders are on a white background with ERA Red letters, or red background with white letters.

For complete dimensions and instructions for sign and post construction, refer to pages 60-66.

[PICTURE]

Cross-arm post sign

(cont.)

27

ERA® SIGNAGE

Yard Signs (cont.)

Step-in Signs

•	Where some local ordinances prohibit the use of the cross-arm sign post, step-in sign frames offer an alternative.

•	For the vertical or horizontal step-in signs, top riders may be red or white. All bottom riders (for agent name and number) are white with ERA Red letters.

[SALE PENDING] [SOLD] [MARY SMITH 876-5342]

For a complete list of available riders, contact any of the approved sign vendors or refer to WWW.TEAMERA.COM in the Select Services section.

[PICTURE]

36” x 18” vertical step-in sign with 2 riders

[PICTURE]

18” x 24” horizontal step-in sign with 2 riders

28

ERA® SIGNAGE

Commercial Signs

Commercial Signs are 36” x 48” and printed on corrugated plastic. Commercial signs are lightweight and outdoor durable and can be mounted on 4” x 4” wooden posts. They can also be attached to a building or used indoors.

Commercial signs encourage ERA associates to achieve recognized commercial designations which will upgrade the standards of professionalism of an ERA associate within the marketplace.

ERA offers a Commercial Investment Network (CIN), an independent network of ERA Member Brokers dedicated to serving clients and customers in the leasing, management, auction, sale and acquisition of commercial and investment real estate and business opportunities on a national and international basis. For information regarding the network, please refer to WWW.TEAMERA.COM.

For a complete list of available commercial signs, contact any of the approved sign vendors or refer to WWW.TEAMERA.COM in the Select Services section.

[PICTURE]

29

ERA® SIGNAGE

Directional Signs

In addition to yard signs, a choice of ERA directional signs are available from the approved sign vendors to help enhance open houses and other sales efforts.

These signs vary in size, message, arrow, direction, etc., and are mounted on single posts, tents, or other supports. All of the signs feature the official ERA logo on white and have white lettering and/or arrows on ERA Blue.

For a complete list of available directional signs, contact any of the approved sign vendors or refer to WWW.TEAMERA.COM in the Select Services section.

[PICTURE]

[PICTURE]

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30

ERA® SIGNAGE

Building Signs

Building signs are an important part of establishing your identity and image as an ERA member broker. And, they call attention to your business and your association with the ERA brand.

As you would expect, all building signage must follow ERA standards for logo, colors, dimensions, proportions, usage, and so on. Here are some examples of acceptable building signs that can be constructed by your local sign vendor.

•	Vertical signs (Figure 24) can be mounted to your building or to a free-standing pole. Since these signs resemble the familiar ERA yard sign, they can create a lot of instant recognition for your business site.

Figure 24

•	The vertical sign features the ERA logo in the top half, and the local office information in the bottom half.

(cont.)

31

ERA® SIGNAGE

Building Signs (cont.)

•	Horizontal signs (Figure 25) come in a variety of sizes and proportions, and are ideal for offices located in shopping centers and similar sites.

Figure 25

•	Any signs to be projected from a building or pole should be in a double-faced format.

•	Use the ERA name and logo correctly.

•	Use Univers Bold Condensed for all type, in sizes that are clearly legible.

•	Your office name should be in upper and lower case letters (not all capital letters). (See page 26)

We don’t recommend including your telephone number on building signs; market research shows that passers-by will remember your name and consult a phone directory for your number. However, you can include designations such as Residential, Commercial, or Farm, as long as the type size is not larger than the height of the letters “ERA.”

Your proposed sign must first be submitted in writing and approved by the ERA® Marketing department. Fax the completed REQUEST FOR APPROVAL form along with a detailed drawing of the proposed sign (including all size and color specifications) to the ERA Marketing Department at 973-496-7354.

ERA will contact you with approval (and/or any modifications required).

(cont.)

32

ERA® SIGNAGE

Building Signs (cont.)

SPECIAL RESTRICTIONS OR CONSIDERATIONS

•	State or local law or ordinances may require you to include the phrase “Each Office Independently Owned and Operated” on all your outdoor signage.

•	In some municipalities, codes place limits on sign color use, size, or illumination.

•	In unusual instances, a local ordinance or building code may prohibit the use of ERA approved signage. In this case, you must have prior written approval from the ERA Marketing Department before installing an alternate sign. Your written request must include the ordinance.

Fax the completed REQUEST FOR APPROVAL form along with a detailed drawing of the proposed sign (including all size and color specifications) to the ERA Marketing Department at 973-496-7354.

ERA will contact you with approval (and/or any modifications required).

33

DETAILED INFORMATION

[PICTURE]

For Assistance

If you have questions that this guide does not answer, please feel free to contact the ERA® Marketing Department for assistance at:

1 Campus Drive
Parsippany, NJ 07054
Fax 973-496-7354
E-mail MARKETING@ERA.COM

Downloadable Logos & Art

To create your own print ads, brochures, stationery, and other marketing materials, go to WWW.TEAMERA.COM and download ERA-approved logos and images, and access the ERA On-Line Advertiser.

34

DETAILED INFORMATION

Print Specifications

Typefaces

•	Use the Univers family of typefaces with the ERA® logo in materials including signage, business cards, and stationery.

UNIVERS BOLD CONDENSED

Univers Regular Condensed

Univers Light Condensed

•	When the ERA letters appear alone or within your office name, the letters “ERA” must be printed in all capital letters in the approved typeface, Univers Bold Condensed, with no periods between the letters.

•	The ERA “Always There For You®” tagline should appear in Univers Extended Bold. (Figure 26)

Figure 26

•	The Univers family of typefaces is available worldwide through Adobe, Inc. You can download it at WWW.ADOBE.COM/TYPE/MAIN.HTML or check with your local computer software provider.

ERA® Logo

Always leave the equivalent of at least half the width of the logo around every side of the ERA logo as a white box. (Figure 27)

Figure 27

(cont.)

35

DETAILED INFORMATION

Print Specifications (cont.)

ERA® Colors

2-Color Printing: When printing in the two-color process, use the approved ERA Red and ERA Blue Pantone Color Standards as indicated below.

MATCH COLORS	ON COATED STOCKS	ON UNCOATED STOCKS
ERA Red	Pantone 186C	Pantone 186U
ERA Blue	Pantone 2735C	Pantone 072U

4-Color Printing: You can also print ERA materials using the four-color (CMYK) process as indicated below.

COLOR/STOCK	CYAN	MAGENTA	YELLOW	BLACK
ERA 186 Red/Coated		91%	76%	6%
ERA 186 Red/Uncoated		91%	76%	6%
ERA 2735 Blue/Coated	100%	94%
ERA 072 Blue/Uncoated	100%	79%

B&W Printing: When printing the ERA logo in one color, the examples in Figure 28 are the only acceptable uses.

Figure 28

(cont.)

36

DETAILED INFORMATION

Print Specifications (cont.)

ERA® INTERNATIONAL COLLECTION LOGO

When printing the International Level logo (gold crest, black type), use four-color process as indicated below. (Figure 29)

Figure 29

COLOR	CYAN	MAGENTA	YELLOW	BLACK
Gold (crest)	12%	32%	72%	2%
Black (type)				100%

When printing the Premier Level logo (red crest, blue type), use the ERA-approved Pantone Color Standards as indicated below. (Figure 30)

Figure 30

MATCH COLORS	ON COATED STOCKS	ON UNCOATED STOCKS
Red (crest)	Pantone 186C	Pantone 186U
Blue (type)	Pantone 281C	Pantone 072U

37

DETAILED INFORMATION

Stationery Design Specifications

Standard Photo Business Card

Size: 3.5” x 2”

Paper:

•	12 pt. Kromekote Cover Stock C1S

•	100 1b. White Linen Cover Stock

Individual’s Name: 9-pt. Univers 67 CondensedBold upper/lower case

Individual’s Titles (limit of 3):

•	7-pt. Univers 47 CondensedLight

•	May be set all upper case or upper/lower case

•	REALTOR® must print with registration mark

Individual’s Contact Information (limit of 7):

•	8-pt. Univers 67 CondensedBold upper/lower case

•	Position below and flush with the left edge of the ruled line as illustrated

[PICTURE]

(cont.)

38

DETAILED INFORMATION

Stationery Design Specifications (cont.)

Standard Photo Business Card (cont.)

Professional Designations:

•	9-pt. Univers 67 CondensedBold

•	Print in same font and size as individual’s name

Company Name:

•	11-pt. Univers 67 CondensedBold upper/lower case

•	Bottom justify to lined rule if only 1 line

•	“ERA” must always print before company name

•	REALTOR® must print with registered mark

Company Address:

•	8-pt. Univers 47 CondensedLight upper/lower case

•	Position below company name and flush with the left edge of the ruled line as illustrated (see page 38)

Approved Logos/Symbols:

•	Equal Housing Opportunity logo is standard on this business card and positioned under the phone numbers

•	Three additional ERA®-approved symbols may be requested

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of card, positioned flush left with the left edge of the ruled line in 5-pt. Univers 57 Condensed upper/lower case

•	NRT disclaimer is available by special request

Ink Colors:

•	ERA logo prints in Pantone 186C/UC red and Pantone 2735C or 072UC blue

•	All personalized imprint information, the two ruled lines, and symbols print in black

•	Gold foil symbol may be requested

39

DETAILED INFORMATION

Stationery Design Specifications (cont.)

Non-Photo Business Card

Size: 3.5” x 2”

Paper:

•	12 pt. Kromekote Cover Stock C1S

•	100 1b. White Linen Cover Stock

Individual’s Name: 10.5-pt. Univers 67 CondensedBold upper/lower case

Individual’s Title (limit of 2):

•	8-pt. Univers 47 CondensedLight

•	May be set all upper case or upper/lower case

•	REALTOR® must print with registration mark

Individual’s Contact Information:

•	8-pt. Univers 67 CondensedBold upper/lower case.

•	Position below and flush with the left edge of the ruled line as illustrated

[PICTURE]

(cont.)

40

DETAILED INFORMATION

Stationery Design Specifications (cont.)

Non-Photo Business Card

Professional Designations:

•	10.5-pt. Univers 67 CondensedBold

•	Print in same font and size as individual’s name

Company Name:

•	11-pt. Univers 67 CondensedBold upper/lower case

•	“ERA” must always print before company name

•	REALTOR® must print with registered mark

Company Address:

•	8-pt. Univers 47 CondensedLight upper/lower case

•	Position below and flush with the left edge of the ruled line as illustrated (see page 40)

Approved Logos/Symbols:

•	Equal Housing Opportunity logo is standard on this business card and positioned under the phone numbers

•	Four additional ERA®-approved symbols may be requested

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of card, positioned flush left with the left edge of the ruled line in 5-pt. Univers 57 Condensed upper/lower case

•	NRT disclaimer available by special request

Ink Colors:

•	ERA logo prints in Pantone 186C/UC red and Pantone 2735C or 072UC blue

•	All personalized imprint information, the two ruled lines, and symbols print in black

•	Gold foil symbol may be requested

41

DETAILED INFORMATION

Stationery Design Specifications (cont.)

#10 Envelope

Size: 9.5” x 4.125”

Paper: 24 Ib. White

Options:

•	Company name and address only

•	Company name, address, and individual’s name and title(s)

•	Company name, address, individual’s name and title(s), and black/white photo

Individual’s Name: 10-pt. Univers 67 CondensedBold upper/lower case

Individual’s Title:

•	10-pt. Univers 47 CondensedLight

•	May be set all upper case or upper/lower case

•	REALTOR® must print with registered mark

[PICTURE]

(cont.)

42

Detailed Information

Stationery Design Specifications (cont.)

#10 Envelope

Company Name:

•	14-pt. Univers 57 Condensed upper/lower case

•	Left justify with the black rule under it

•	“ERA” must always print before company name

•	If company name is longer than the ERA® slogan, the black rule under the company name is extended to match its length

•	REALTORS® must print with registered mark

Company Address:

•	10-pt. Univers 47 CondensedLight upper/lower case

•	Left justified with ERA slogan

Approved Symbols: No symbols allowed on envelopes

Disclaimer: No disclaimers allowed on envelopes

Ink Colors:

•	ERA logo and tagline print in Pantone 186UC red and Pantone 072UC blue

•	All personalized imprint information and photo print in black

43

Detailed Information

Stationery Design Specifications (cont.)

Letterhead

Size: 8.5” x 11”

Paper: 24 lb. White Watermark Bond Paper

Options:

•	Company name, address, and phone numbers only

•	Company name, address, phone numbers, and individual’s name and title(s)

•	Company name, address, phone numbers, individual’s name and title(s), and black/white photo

Individual’s Name: 10-pt. Univers 67 CondensedBold upper/lower case

Individual’s Title:

•	10-pt. Univers 47 CondensedLight

•	May be set all upper case or upper/lower case

•	REALTOR® must print with registered mark

[IMAGE]

(cont.)

44

Detailed Information

Stationery Design Specificiations (cont.)

Letterhead

Individual’s Contact Information:

•	8-pt. Univers 57 Condensed upper/lower case

•	Inserted after the company address and centered within width of page

•	If phone information is extensive, all phone numbers will be moved to next line under address and centered accordingly

Professional Designations:

•	10-pt. Univers 67 CondensedBold

•	Print after individual’s name in same font and size

Company Name:

•	16-pt. Univers 57 Condensed upper/lower case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

Company Address:

•	8-pt. Univers 57 Condensed upper/lower case

•	Centered within width of page

Approved Symbols: Up to two ERA®-approved symbols may be requested for letterhead

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of letterhead in 6-pt. Univers 47 CondensedLight

•	Equal Housing Opportunity logo must always appear to the left of the disclaimer

•	NRT disclaimer is available by special request

Ink Colors:

•	ERA logo and slogan print in Pantone 186UC red and Pantone 072UC blue

•	All personalized imprint information, photo, and symbols print in black

45

Detailed Information

Stationery Design Specifications (cont.)

Non-Photo Business Card — Premier Level

ERA® INTERNATIONAL COLLECTION

AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 2” x 3.5”

Paper: 80 lb. White Linen Cover Stock

Individual’s Name: 9-pt. B Cochin Bold upper case

Individual’s Title:

•	9-pt. Cochin upper/lower case

•	REALTOR® must print with registered mark

Individual’s Contact Information:

•	9-pt. Cochin upper/lower case

•	E-mail/Web site always printed in 9-pt. I Cochin Italic

Professional Designations:

•	9-pt. B Cochin Bold

•	Print in same font and size as individual’s name

Company Name:

•	9-pt. Cochin upper/lower case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

[IMAGE]

(cont.)

46

Detailed Infomation

Stationery Design Specifications (cont.)

Non-Photo Business Card — Premier Level
ERA® INTERNATIONAL COLLECTION

Company Address. 9-pt. Cochin upper/lower case

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of card in 4-pt. Helvetica Condensed

•	Equal Housing Opportunity logo must always appear to the left of the disclaimer

•	NRT disclaimer is available by special request

Ink Colors:

•	International Collection logo prints in Pantone 186 red and Pantone 072UC blue

•	ERA house logo prints in Pantone 186 red and Pantone 072UC blue

•	All personalized imprint information, the disclaimer, and Equal Housing Opportunity logo print in Pantone 2736 blue

47

DETAILED INFORMATION

Stationery Design Specifications (cont.)

Non-Photo Business Card — International Level
ERA® INTERNATIONAL COLLECTION
AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 2” x 3.5”

Paper: 100 1b. White Cover Stock (Beckett Enhance)

Individual’s Name: 9-pt. Futura Light upper/lower case

Individual’s Title:

•	9-pt. Futura Light upper/lower case

•	REALTOR®must print with registered mark

Individual’s Contact Information (limit of 4):

•	9-pt. Futura Light upper/lower case

•	Bullets are used to separate numbers

Professional Designations:

•	9-pt. Futura Light

•	Print in same font and size as individual’s name

Company Name:

•	9-pt. Futura Light upper case

•	“ERA” must always print before company name

•	REALTORS® must always have the registered mark

[PICTURE]

(cont.)

48

Detailed Infomation

Stationery Design Specifications (cont.)

Non-Photo Business Card — International Level
ERA® INTERNATIONAL COLLECTION

Company Address: 9-pt. Futura Light upper case

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of card in 4-pt. Futura Light

•	Equal Housing Opportunity logo must always appear to the left of the disclamer

•	NRT disclaimer is available by special request

Ink Colors:

•	International Collection logo is gold foiled and the ERA house logo prints in a black box with white knockout

•	All personalized imprint information and disclaimer print in black

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DETAILED INFORMATION

Stationery Design Specifications (cont.)

Non-Photo Tent Business Card — Premier Level
ERA® INTERNATIONAL COLLECTION
AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 3.5” x 3.75”

Paper: 80 1b. White Linen Cover Stock

Individual’s Name: 9-pt. B Cochin Bold upper/lower case

Individual’s Title:

•	8.5-pt. Cochin upper/lower case

•	REALTOR® must print with registered mark

Individual’s Contact Information:

•	7.3-pt. Cochin upper/lower case

•	Position below and flush with the left edge of the ruled line as illustrated

•	Space of one blank return must be maintained between address and phone numbers

Professional Designations:

•	9-pt. B Cochin Bold

•	Print in same font and size as individual’s name

Company Name:

•	9-pt. B Cochin Bold upper/lower case

•	“ERA” must always appear before company name

•	REALTORS® must print with registered mark

•	Position below and flush with the left edge of the ruled line as illustrated

FRONT IMPRINT

[PICTURE]

INTERNATIONAL COLLECTION

DISTINCTIVE PROPERTIES

(Cont.)

50

DETAILED INFORMATION

Stationery Design Specifications (cont.)

Non-Photo Tent Business Card — Premier Level
ERA® INTERNATIONAL COLLECTION

Company Address:

•	7.3-pt. Cochin upper/lower case

•	Position below and flush with the left edge of the ruled line as illustrated

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of card, positioned flush left with the left edge of the ruled line in 4-pt. Helvetica Condensed upper/lower case

•	Equal Housing Opportunity logo must always appear to the left of the disclaimer

•	NRT disclaimer is available by special request

Ink Colors:

•	International Collection logo on the outside of the card prints in Pantone 186 red and Pantone 072UC blue

•	ERA house logo in the inside prints in Pantone 186C/UC red and Pantone 072UC blue

•	All personalized imprint information prints in Pantone 281 blue

•	Blue bar at bottom should print in Pantone 281 blue

[PICTURE]

51

DETAILED INFORMATION

Stationery Design Specifications (cont.)

#10 Envelope — Premier Level
ERA® INTERNATIONAL COLLECTION
AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 9.5” x 4.125”
Paper: 24 lb. White May Linen Text

Options:

•	Company name and address

•	Company name, address, and individual’s name

Individual’s Name: 10.5-pt. Cochin, tracked to 4-upper/lower cases

Individual’s Title: No titles allowed on envelopes

Professional Designations: Print after individual’s name in 10.5-pt. Cochin, tracked to 4, upper case

[PICTURE]

(cont.)

52

DETAILED INFORMATION

Stationery Design Specifications(Cont.)

#10 Envelope — Premier Level
ERA® INTERNATIONAL COLLECTION

Company Name:

•	10.5-pt. Cochin, tracked to 4, upper/lower case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

Company Address:

•	10.5-pt. Cochin, tracked to 4, upper/lower case

•	Prints on one line after company name

•	Bullets used to separate information

Approved Symbols: No symbols allowed on envelopes

Disclaimer: No disclaimers allowed on envelopes

Ink Colors:

•	ERA house logo prints in Pantone 186C/UC red and Pantone 072UC blue

•	All personalized imprint information prints in Pantone 072UC blue

[PICTURE]

53

DETAILED INFORMATION

Stationery Design Specifications(Cont.)

#10 Envelope — International Level
ERA® INTERNATIONAL COLLECTION
AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 9.5” x 4.125”

Paper: 24 lb. White Random Watermark Beckett Enhanced

Options:

•	Company name and address

•	Company name, address, and individual’s name

Individual’s Name: 7.5-pt. Futura Light upper case

Individual’s Title: No titles allowed on envelopes

Professional Designations:

•	7.5-pt. Futura Light

•	Print after individual’s name in same size and font

[PICTURE]

(cont.)

54

DETAILED INFORMATION

Stationery Design Specifications(Cont.)

#10 Envelope — International Level
ERA® INTERNATIONAL COLLECTION

Company Name:

•	7.5-pt. Futura Light upper case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

Company Address:

•	7.5-pt. Futura Light upper case

•	Address prints on one line after company name

•	Bullets used to separate information

Approved Symbols: No symbols allowed on envelopes

Disclaimer: No disclaimers allowed on envelopes

Ink Colors:

•	International Collection logo and rule print in gold foil

•	All personalized imprint information, the International Collection name, and the ERA house logo on back flap of envelope print in black

[PICTURE]

55

DETAILED INFORMATION

Stationery Design Specifications (Cont.)

Letterhead — Premier Level
ERA® INTERNATIONAL COLLECTION

AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 8.5” x 11”

Paper: 24 lb. White May Linen Text.

Options:

•	Company name, address, and phone numbers only

•	Company Name, address, phone numbers, and individual’s name and title(s)

Individual’s Name: 10-pt. Cochin upper/lower case

Individual’s Title:

•	10-pt. Cochin upper/lower case

•	REALTOR® must print with registered mark

Individual’s Contact Information:

•	10-pt. Cochin

•	May be set all upper case or upper/lower case

•	Phone numbers are inserted after the company address and centered within width of page

•	Bullets used to separate contact information

•	If contact information is extensive, all will be moved to next line under address and centered accordingly

•	If requesting a Web address, it is always at the end of the imprint information and prints in BI Cochin Boldltalic

[PICTURE]

(Cont.)

56

DETAILED INFORMATION

Stationery Design Specifications (Cont.)

Letterhead — Premier Level
ERA® INTERNATIONAL COLLECTION

Professional Designations: Print after individual’s name in same font and size, upper case

Company Name:

•	10-pt. Cochin upper/lower case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

Company Address:

•	10-pt. Cochin all upper case or upper/lower case following company name

•	Bullets used to separate information

Approved Symbols: No symbols allowed on this letterhead

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of the letterhead in 6-pt. Helvetica Condensed

•	Equal Housing Opportunity logo must always appear to the left of the disclaimer

•	NRT disclaimer is available by special request

Ink Colors:

•	International Collection logo and name print in Pantone 186C red and Pantone 281C blue

•	All personalized imprint information prints in Pantone 072UC blue

•	ERA house logo prints at bottom of page in Pantone 186UC red and Pantone 072UC blue

57

DETAILED INFORMATION

Stationery Design Specifications (Cont.)

Letterhead — International Level
ERA® INTERNATIONAL COLLECTION

AVAILABLE TO “INTERNATIONAL COLLECTION” MEMBERS ONLY

Size: 8.5” x 11”

Paper: 24 lb. White Beckett Enhanced Random Watermark Paper

Options:

•	Company name, address, and phone numbers only

•	Company name, address, phone numbers, and individual’s name and title(s)

Individual’s Name: 8.5-pt. Futura Light, tracked to 15, upper case

Individual’s Tide:

•	8.5-pt. Futura Light, tracked to 15 and set in all upper case

•	REALTOR® must print with registered mark

Individual’s Contact Information:

•	8.5-pt. Futura Light, tracked to 15, upper case

•	Inserted after the company address and centered within width of page

•	Slashes used to separate contact information, bullets used between all phone digits

•	If contact information is extensive, all will be moved to next line under address and centered accordingly

[PICTURE]

(Cont.)

58

DETAILED INFORMATION

Stationery Design Specifications (Cont.)

Letterhead — International Level
ERA® INTERNATIONAL COLLECTION

Professional Designations: Print after individual’s name in 8.5-pt. Futura
Light, tracked to 15, upper case

Company Name:

•	8.5-pt. Futura Light, tracked to 15, upper case

•	“ERA” must always print before company name

•	REALTORS® must print with registered mark

Company Address:

•	8.5 Point Futura Light, tracked to 15, upper case

•	Centered within the width of the page after company name

•	Bullets used to separate information Approved Symbols: No symbols allowed on this letterhead

Disclaimer:

•	“Each ERA® Office is Independently Owned and Operated” must appear at the bottom of letterhead in 6-pt. Futura Light, tracked to 15, scaled to 95%

•	NRT disclaimer is available by special request

Ink Colors:

•	International Collection logo and rule is gold foiled

•	The International Collection name prints in black

•	All personalized imprint information prints in black

•	ERA house logo prints in a black box with white knockout

59

DETAILED INFORMATION

Yard Sign Specifications

Vertical Sign

•	When using a local vendor to produce the vertical ERA® yard sign, use the following dimensions and specifications. Please note that there is no border around the sign; the color extends (“bleeds”) to all three edges of the sign panel.

•	The sign panel hangs from two 3- or 4-inch S-hooks. Grommets on both the top and the bottom of the sign panel are recommended for high-wind areas.

•	Upon special request, smaller versions of the ERA yard sign are available to conform to local zoning requirements: 14” x 28”, 15” x 30”, 16” x 32”, and 17” x 34”. For more information, please contact the ERA Marketing Department (fax 973-496-7354, e-mail MARKETING@ERA.COM).

[PICTURE]

60

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

Vertical Sign with Optional Agent Information and Photo

[PICTURE]

Optional Yard Sign Riders

[PICTURE]

61

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

Horizontal Sign

[PICTURE]

Horizontal Sign With Optional Agent Information And Photo

[PICTURE]

62

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

Horizontal Sign
22” x 28”

Distinguish your exceptional listings with ERA® International Collection panels. Luxury homes also require luxury signage. Yard signs have been created specifically for the ERA International Collection. Two styles are available.

•	Premier Level — The Premier Level sign in blue and red displays the ERA International Collection crest, yet also contains the ERA logo. The 22” x 28” panel is made of double-faced 24-gauge powder coated steel and has brass grommets on 17” centers.

[PICTURE]

63

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

•	International Level-

•	Option I-The International Level yard sign in black and gold displays the ERA® International Collection crest, and also contains the ERA logo in white on black. The 22” x 28” panel is made of double-faced 24-gauge powder coated steel and has brass grommets on 17” centers

•	Option II-This International Level yard sign exemplifies the upscale black and gold theme. Produced on a cedar panel painted in white, the ERA International Collection logo is routed in gold paint. The sign can be mounted on the white standard Cross-Arm post, or a single white post with a black scroll bracket is available.

[PICTURE]

64

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

Sign Riders

A Premier Properties or Historic Properties rider can be used to identify its marketing level.

•	When using a local vendor to produce the vertical ERA® yard sign, use the following dimensions and specifications.

•	Holes are punched on 17” centers and are grommeted for extra reinforcement.

•	For more information, please contact the International Collections Department (fax 973-496-7354, e-mail INTERNATIONAL.COLLECTION@ERA.COM).

The Cross-Arm Post Construction

•	Please note that International Collection signage must be placed only on a white post. No other color is accepted.

•	The cross-arm sign post can be constructed as shown in the following diagrams, using 4 by 4 lumber.

•	For cross-arm sign posts made of other materials, refer to WWW.TEAMERA.COM in the Select Services section for approved yard sign suppliers.

65

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

The Cross-Arm Post Construction

•	The cross-arm sign post can be constructed as shown in the following diagrams, using 4 by 4 lumber.

•	For cross-arm sign posts made of other materials, refer to the ERA® Marketing Store Catalog.

[IMAGE]

ASSEMBLY
(BOLTS MEASURE 3/8“4”)

[IMAGE]

CROSS ARM

[IMAGE]

UPRIGHT POST

[IMAGE]

66

DETAILED INFORMATION

Yard Sing Specifications (Cont.)

ERA® Colors

ERA Yard signs should match the following Pantone color specifications to achieve ERA Red and ERA Blue.

MATCH COLORS	ON COATED STOCKS	ON UNCOATED STOCKS
ERA Red	Pantone 186C	Pantone 186U
ERA Blue	Pantone 2735C	Pantone 072U

General

No symbols, slogans, or other words are to appear on ERA yard signs except where required by law. Any variations from ERA specifications must be submitted in writing and approved by the ERA Marketing Department at 1 Campus Drive, Parsippany, NJ 07054 (fax 973-496-7354, e-mail MARKETING@ERA.COM).

67

DETAILED INFORMATION

Yard Sign Specifications (Cont.)

ERA® International Collection Colors

International Collection yard signs should match the following Pantone color specifications to achieve ERA Red and ERA Blue and The ERA International Collection crest.

When printing the International Level logo (gold crest, black type), use four-color process as indicated below.

COLOR	CYAN	MAGENTA	YELLOW	BLACK
Gold (crest)	12%	32%	72%	2%
Black (type)				100%

When printing the Premier Level logo (red crest, blue type), use four-color process as indicated below.

MATCH COLORS	ON COATED STOCKS	ON UNCOATED STOCKS
Red	Pantone 186C	Pantone 186U
Blue	Pantone 281 C	Pantone 072U

General

No symbols, slogans, or other words are to appear on ERA International Collection yard signs except where required by law. Any variations from ERA International Collection specifications must be submitted in writing and approved by the ERA Marketing Department at 1 Campus Drive, Parsippany, NJ 07054 (fax 973-496-7354, e-mail WWW.IC@ERA.COM).

68

POLICY AND PROCEDURES

RESIDENTIAL IDENTITY STANDARDS
MANUAL

[COLDWELL BANKER LOGO]

UPDATED:
SPECIAL MARKETS LOGOS
ADVERTISING TEMPLATES
BUSINESS CARD SPECIFICATIONS

Log onto CBNet at http://cbnet.coldwellbanker.com	Revised 9/02

INTRODUCTION

The COLDWELL BANKER” service marks, trademarks and logo types are collectively called the “COLDWELL BANKER Marks” throughout this Identity Manual. The COLDWELL BANKER Marks serve as the basic building blocks for universal acceptance and identification — for a single international graphic identity.

The most important element of the COLDWELL BANKER System, symbolic of our premier reputation and image, is the Corporate Mark (sometimes called the “Trademark” or the “Mark” in this Identity Manual), shown on page 3. It and all other COLDWELL BANKER Marks in the United States are owned by Residential Equity, LLC, a subsidiary of Cendant Corporation who, in turn, licenses these Trademarks to Coldwell Banker Real Estate Corporation. All trademark registrations in countries other than the United States are owned by Coldwell Banker Corporation. Each Franchisee is authorized to use the COLDWELL BANKER Marks pursuant to their Franchise Agreements. Franchisees who have not been licensed the rights to use the COLDWELL BANKER COMMERCIAL® Marks, may not use them. Every company granted permission to use the Trademark is required to protect it by adhering to the standards and regulations delineated in this Identity Manual. Care in protecting the Trademark and all of the Coldwell Banker Marks works to the benefit of everyone.

A powerful international identity is directly related to the exact and correct use of the Trademark by every COLDWELL BANKER Franchisee. THIS IDENTITY MANUAL IS PART OF THE POLICY AND PROCEDURES MANUAL. Also, Franchisees who executed their Franchise Agreements prior to January 1, 1999, and who executed the commercial addendum or a separate commercial contract, should refer to the Commercial Identity Standards Manual for commercial brokerage applications.

The standards on the following pages must be adhered to without variation. Forms for ordering materials from Preferred and Approved Suppliers have been provided in a separate COLDWELL BANKER SourceBook. You are encouraged to use these Preferred and Approved Suppliers for ail your materials (including stationery, business cards, yard signs, telephone directory listings, etc.). They are familiar with the standards for using the Trademarks and will afford you optimum purchasing efficiencies.

If a situation should arise that requires any departure from the standards in this Identity Manual, prior approval in writing must be obtained from Coldwell Banker Real Estate Corporation. Please contact your Regional Office. Outside of the United States, contact the International Services Director at the Corporate Office.

TRADEMARK

THE CORRECT MARK

[COLDWELL BANKER LOGO]

The Corporate Mark is the primary COLDWELL BANKER® Mark.

It must be used exactly as indicated in this Identity Manual. The COLDWELL BANKER Mark is authorized for use with your approved company name (called “your company name” or “DBA” in this Identity Manual) as described on building signs, yard signs, stationery, business cards, classified advertising, personal promotion literature and all other advertising materials and external communications.

The Mark consists of a rectangular field with the words “COLDWELL BANKER” in white letters, in a custom-designed type style stacked on two lines and the COLDWELL BANKER “bug” design. The Mark may be represented in black or in blue (PMS 280) on white. Note: The Mark always appears in blue on signage and stationery.

It is essential that the correct color blue be used. Please see page 9 for color specifications.

The color blue is always the same (PMS 280 or the appropriate CMYK match). The shape, or aspect ratio (the relationship of height to width) of the blue field is always the same. The size, spacing and placement of the words “COLDWELL BANKER” and the COLDWELL BANKER “bug” design are always in the same relationship within the blue field. The color, the aspect ratio of the Mark and the relationships within the Mark shall not be altered regardless of the application or the size of the Mark within the application.

It is the uniqueness of each of these elements and the way they have been assembled into a unit that give the COLDWELL BANKER Corporate Mark its distinctive character.

In virtually all applications a minimum of two grid units of white space surrounds the blue field of the Mark and shall always be maintained. (See page 8 for details).

THE LETTERS “CB” OR THE COLDWELL BANKER “BUG” DESIGN SHALL NEVER BE USED OUTSIDE OF THE MARK, AS THE LETTERS “CB” ARE THE TRADEMARK OF ANOTHER COMPANY.

Advertising of any property or services which are not within the definition of Franchised Services is not permitted with the use of any of the COLDWELL BANKER Marks or the COLDWELL BANKER name. The advertising or general solicitation of certain kinds of commercial business is specifically prohibited. However, Franchisees who have been licensed the COLDWELL BANKER COMMERCIAL® Marks should refer to the COLDWELL BANKER COMMERCIAL Identity Standards Manual for further information on COLDWELL BANKER activity that is permitted. See your COLDWELL BANKER COMMERCIAL Policy and Procedures Manual.

TRADEMARK
Disclaimers

MINIMUM REQUIRED DISCLAIMERS

• Every piece of printed literature given directly to consumers (i.e., brochures, postcards), excluding stationery and classified ads, must contain the following legal disclaimer*, set in approximately 6-point type using Helvetica typeface:

®, ™ and SM are licensed trademarks to Coldwell Banker Real Estate Corporation. An Equal Opportunity Company. Equal Housing Opportunity [HOMESTORE LOGO]. Each Office Is Independently Owned And Operated.

• Every piece of NRT printed literature, excluding stationery, in NORTH AMERICA must contain the following legal disclaimer, set in approximately 6-point Helvetica type-face:

®,™ andSM are licensed trademarks to Coldwell Banker Real Estate Corporation. An Equal Opportunity Company. Equal Housing Opportunity [HOMESTORE LOGO]. Owned And Operated By NRT Incorporated.

REQUIRED DISCLAIMER

• For stationery, business cards and all signage, the following Minimum Required Disclaimer must be used:

Each Office Is Independently Owned And Operated.

NRT offices must substitute the disclaimer line:

Owned And Operated By NRT Incorporated.

• If a piece such as a flyer, door hanger or postcard is to be distributed to consumers, precede the previously mentioned legal disclaimers with:

If your property is listed with a real estate broker, please disregard. It is not our intention to solicit the offerings of other real estate brokers. We are happy to work with them and cooperate fully.

• Every piece of broadcast communication (i.e., radio and TV commercials,, locally produced TV shows) used by affiliate offices must contain:

Coldwell Banker (Affiliate DBA Name). Each Office Is Independently Owned And Operated. COLDWELL BANKER® is a registered trademark.

• Every piece of printed literature, excluding stationery, that is used in connection with the COLDWELL BANKER CONCIERGE® program must contain the following legal disclaimer set in approximately 6-point type using Helvetica typeface:

If your property is listed with a real estate broker, please disregard. It is not our intention to solicit the offerings of other real estate brokers. We are happy to work with them and cooperate fully.©(year) Coldwell Banker Real Estate Corporation. ®, ™ and SM licensed trademarks to Coldwell Banker Real Estate Corporation. An Equal Opportunity Company. Equal Housing Opportunity [HOMESTORE LOGO] Each COLDWELL BANKER”® Office Is Independently Owned And Operated.

This program is available through participating COLDWELL BANKER® offices and DOES NOT REQUIRE THE LISTING OR PURCHASE OF REAL ESTATE THROUGH A COLDWELL BANKER OFFICE AS A CONDITION OF PARTICIPATION. This program is void where deemed an inducement under the laws of KY or WV or the real estate commission interpretations of the laws of MO, NJ or OK. A consumer purchase of a product or service may result in the seller or service provider paying a fee or commission to the COLDWELL BANKER Broker or Sales Associates who obtained the sale. Neither Coldwell Banker Real Estate Corporation nor any of its Franchisees or other affiliated companies, including Cendant Corporation, provide any product or service in connection with the COLDWELL BANKER CONCIERGE® Programs. Not all products or services are available in all states.

*Franchisees outside of the U.S. may omit “Equal Housing” and “Equal Opportunity” References, if appropriate.

TRADEMARK
Trademark Format With Your Company Name

TRADEMARK USE WITH YOUR COMPANY NAME. The COLDWELL BANKER® Trademark is never to be used alone without your company name. Your company name should be centered directly under the logo with a rule underneath as shown.

Your company name or DBA is always typeset in BERKELEY OLDSTYLE BOLD in all caps. Times New Roman Bold may be substituted if Berkeley Oldstyle Bold is not available. The length of each line cannot exceed the width of the logo, and the complete company name cannot be more than three lines.

[COLDWELL BANKER LOGO]

SMITH & SMITH
SMITH REALTY

Many common items such as stationery, yard signs and personal promotion literature can only be purchased with company-specific, imprinted information. Certain other items such as postcards, mailers or ad shells must be self-imprinted by the user. When utilizing brochures or preprinted presentation materials that offer a die cut feature for insertion of a business card, you must avail yourself of this feature to ensure that your company name is displayed in the document.

Your company name must be pre-approved by Coldwell Banker Real Estate Corporation, should provide clear identity and should never cause confusion with other offices or firms, or imply national scope. For example:

National Real Estate, Colorado Realty or United States Real Estate Associates would be inappropriate and confusing when used as your company name along with the COLDWELL BANKER Trademark.

Depending on the item, the full or Minimum Required Disclaimer line (see page four) must always appear in upper and lower case Helvetica Regular type style each time your company name appears in conjunction with the COLDWELL BANKER name or the Corporate Mark.

OUTSIDE OF THE UNITED STATES. It is suggested that your company name or DBA should always include the words “Real Estate” or “Realty.”

EXTERIOR BUILDING SIGNS. A 60/40 format is authorized. The top 60% contains the COLDWELL BANKER Name in white reversed out of a blue field, and the bottom 40% contains your company name in white upper case Berkeley Oldstyle Black letters custom cut out of a blue field and centered under the Mark in one, two or three lines. The point size of the letters in your company name are to be no higher than 60% of the height of the letters in the COLDWELL BANKER name, except for one word names that are less than eight characters whereby a maximum of 70% is allowed. The required disclaimer, as shown on page four, is in black upper and lower case Helvetica centered under the lower blue field. This format is to be used only on outside building signs, and must always be maintained in that application. See pages 22-27.

ALL OTHER APPLICATIONS. A 50/50 format must be maintained. The top half contains the COLDWELL BANKER logo in PMS 280 and the COLDWELL BANKER “bug” design in white as illustrated. The bottom half contains your company name in black upper case Berkeley Oldstyle Bold letters with a ruled black line (the width of the blue field in the logo) underneath. The letters in your company name can be equal to, but not greater than, the point size of the letters in the COLDWELL BANKER name whenever possible. The required disclaimer, as shown on page four, must be printed in black upper and lower case Helvetica.

No slogans, symbols, marks or words other than your company name (except a phone number or photograph on yard signs) are permitted within these prescribed formats.

The use of the COLDWELL BANKER name or Mark is not permitted on checks or purchase orders without the Minimum Required Disclaimer. The 50/50 format must be maintained.

USE OF THE NAME IN BODY COPY. To present a consistent and unified image for our company, we’ve provided guidelines to follow when using the COLDWELL BANKER name in body copy intended for external use.

The COLDWELL BANKER trademark must be set in ALL CAPS or BOLDFACE when used as an adjective to modify a noun. Do not use ALL CAPS or BOLDFACE when referring to Coldwell Banker Real Estate Corporation, or in combination with your DBA (Coldwell Banker Smith & Smith Realty). The following examples demonstrate the correct use of our name in copy:

•	Our impressive reputation makes the COLDWELL BANKER® brand the premier real estate system.

•	Our impressive reputation makes the COLDWELL BANKER® brand the premier real estate system.

•	The COLDWELL BANKER® System has over 95 years of experience and expertise.

•	Coldwell Banker Smith & Smith Realty has highly trained Sales Associates.

•	Coldwell Banker Real Estate Corporation maintains its international headquarters in Parsippany, New Jersey.

When referencing COLDWELLBANKER.COM, it must always appear in lower case bold with no spaces, as demostrated in the following example:

•	The premier real estate Web site, COLDWELLBANKER.COM, lets you search for a home 24 hours a day.

TRADEMARK
Proper Trademark Notations and Use

Many of the products, services and programs offered by COLDWELL BANKER® companies are identified by our Trademarks. When a program is identified by a trademark, the appropriate symbol should be used immediately after the program’s name or design.

Listed below are instructions for using different trademarks, as well as the appropriate symbol for each:

TRADEMARK. Any word, name, design, device or any combination thereof, adopted and used by the manufacturer or merchant to identify its goods and distinguish them from those manufactured or sold by others. Any trademark that is not registered should be followed by the ™ symbol.

REGISTERED TRADEMARK. A trademark that has become the subject of a United States Patent and Trademark Office registration. These are the only trademarks that can be followed by the ® symbol.

SERVICE MARK. Any word, name, design, device or any combination thereof, adopted and used in the sale or advertising of services provided by a business to identify its services and distinguish them from those of others. Any service mark that is not registered should be followed by the SM symbol.

REGISTERED SERVICE MARK. A service mark that has become the subject of a United States Patent and Trademark Office registration. These are the only service marks that can be followed by the ® symbol.

COPYRIGHT. The exclusive right granted by the United States government to the author or other owner of a work, investing the author or other owner for a specific period of time with the sole and exclusive privilege of publishing or distributing that work. Among the most common items subject to copyright in the business world are video, audio and written advertising and promotional materials, individual graphic designs, photographs, brochures, bulletins and flyers, manuals, books and computer software. The © symbol is used for copyrighted materials.

USE OF THE COLDWELL BANKER REGISTERED MARK. If the COLDWELL BANKER Mark is used in the headline of a piece, the registered symbol ® must be used the first time the name appears. The registered symbol should also be used the first time COLDWELL BANKER appears in the subhead or the body copy of that piece. The maximum number of times the registered symbol should appear next to COLDWELL BANKER on a given page is two.

If COLDWELL BANKER is not used in the headline, the registered symbol must be used the first time COLDWELL BANKER appears in the subhead and next to the first mention in body copy on the page.

If COLDWELL BANKER is not used in the headline or subhead, the registered symbol only needs to appear next to

COLDWELL BANKER the first time it is mentioned in the body copy of a page. This is the only situation when two COLDWELL BANKER registered marks are not necessary.

Do not use the registered symbol when using your DBA (i.e., Coldwell Banker Smith and Smith Realty) or Coldwell Banker Real Estate Corporation.

If a printed piece is longer than one page, the COLDWELL BANKER registered symbol must be inserted according to the above guidelines on every page of that piece.

The following lists show the proper trademark use for all COLDWELL BANKER programs, materials and theme lines.

BUYER SERVICES PROGRAMS AND MATERIALS

COLDWELL BANKER® HomeBuyer Guidebook
(® only if 1st mention of COLDWELL BANKER on that page)
COLDWELL BANKER® HomeBuyer Appreciation Program
(® only if 1st mention of COLDWELL BANKER on that page)
COLDWELL BANKER® Home Protection Plan
(® only if 1st mention of COLDWELL BANKER on that page)

ELECTRONIC PROGRAMS

CBNet
COLDWELLBANKER.COM (NOTE: Never shorten
COLDWELLBANKER.COM to CB.COM.)
Neighborhood Explorer ™
Personal Retriever®
Top Presenter™ (version #) For COLDWELL BANKER®
Top Producer® (version #) For COLDWELL BANKER®*
Top Recruiter (version #) For COLDWELL BANKER®

SPECIAL MARKETS PROGRAMS
COLDWELL BANKER PREVIEWS INTERNATIONAL®
COLDWELL Banker® New Homes
COLDWELL BANKER® Vacation Homes
COLDWELL BANKER® Military Markets
COLDWELL BANKER® University Markets

*	Copyright ©2001. TOP PRODUCER® SYSTEMS. All rights reserved. A Homestore.com™ Company

TRADEMARK
Proper Trademark Notations and Use

LOCAL THEME PROMOTIONS

Celebrate America With Coldwell BankerSM
Helping Others Throughout the Holiday Season®
Toys for Tots®
Be Fire Safe!

EDUCATIONAL PROGRAMS

COLDWELL BANKER UNIVERSITY®
FastStart™
SuccessTrack™
Spring Board™
Technical Skills™

OTHER PROGRAMS AND MATERIALS

The COLDWELL BANKER CONCIERGE® Program
COLDWELL BANKER PREVIEWS INTERNATIONAL®

The following theme lines are NO LONGER RECOMMENDED:

Every Day, Everywhere, Around the World, Until It’s Sold.SM
We’ll show you the way home.
For Over 90 Years.
Making Real Estate Real Easy®

NOTE: The outdated theme lines “Expect the best®” and “Support you can count on” are only acceptable OUTSIDE the United States.

Failure to use a service mark in the correct manner may lead to the loss of its status as a protected mark.

If you use the same mark more than once in a promotional piece, you need to use the appropriate symbol only at the first mention, on each page, except as noted on page six of this booklet. Please note that the ® symbol should only be used for registered marks, and then only for those goods or services for which the mark is registered.

*	Toys for Tots® is a registered trademark of Marine Toys For Tots Foundation.

REPRODUCTION OF THE MARK
Logo Guidelines

TRADEMARK REPRODUCTION. The COLDWELL BANKER® Mark shall always be reproduced photographically from a high quality reproduction proof designed for that purpose. It shall never be drawn freehand. Downloadable versions of approved Coldwell Banker logos can be accessed through the Links/Downloads section of CBNet at http://cbnet.coldwellbanker.com.

For large-scale reproductions of the COLDWELL BANKER Trademark (such as office building signs), strict adherence to proportionally sized enlargements is required. The blue field must maintain a 1.0 to 2.3928 ratio of height to width.

[COLDWELL BANKER LOGO]

[COLDWELL BANKER LOGO]

The Scaling Grid below provides the correct space relationships for all elements of the Mark. This Scaling Grid should be used as a guide for scaling the Mark up or down in size and for verifying the correctness of reproductions.

In general, a minimum of two (2) Grid Units of space or air shall be maintained around all four sides of the Mark except when specifically noted otherwise in this Identity Manual.

When the Mark is used against a tinted background, a margin of white space (minimum two (2) Grid Units) is required around all four sides. No copy or graphic element shall be contained within this space.

ASPECT RATIO
1.0 to 2.3928 (28 Grid Units to 67 Grid Units).

A correct Mark is 28 Grid Units in height and 67 Grid Units in width. The correctness of the aspect ratio may be verified by measuring the height of the field and multiplying it by 2.3928. The result should equal the width.

Letter height is 7 Grid Units, except the K, which is 8 1/2 Grid Units.

All measurements are in Grid Units.

The Scaling Grid provides the correct size and spacing relationships for all elements of the Mark.

IMPORTANT NOTE: These displays are for demonstration only.

THE SCALING GRID SHOULD NEVER BE REPRODUCED AS PART OF THE MARK!

REPRODUCTION OF THE MARK
Color Specifications

It is always preferable to show the COLDWELL BANKER® Mark in blue, and always in the correct shade of blue. For COLDWELL BANKER Blue, generally PANTONE®* or PMS 280 will be specified.

When specifying four-color printed work (ads or brochures), it may be desirable, for cost reasons, to use standard AAAA process colors rather than a matched COLDWELL BANKER Blue for the Mark. When printing on enamel coated paper stocks, COLDWELL BANKER Blue can be approximated by specifying 100% Cyan, 72% Magenta and 18% Black. When printing on uncoated paper stocks, specify 100% Cyan, 72% Magenta and 18% Black. The COLDWELL BANKER Blue color shall always be matched as closely as possible.

When specifying COLDWELL BANKER Blue for applications other than print, an acceptable match may be obtained by following these specifications when ordering:

PAINT. Specify that paint be mixed to match PANTONE® or PMS 280 precisely.

PLASTIC SIGNAGE. Specify Lexan with 3M®** VTV #10256 vinyl applied second surface.

3M® FILM. Specify 3M film VTV #10256 for production of building signs that are externally illuminated, as well as signs that are illuminated from the inside.

When printing in one color on internal documents, brochures and advertisements including classified ads, the Mark may appear in that color, provided the one color is COLDWELL BANKER Blue (PMS 280) or black.

On a very limited basis, when the use of the color gold is permitted (specialty items, the Chairman’s Circle logo) specify PANTONE® 8640 or gold foil. For the COLDWELL BANKER CONCIERGE® MARK, specify PANTONE® 874 or 1255.

In those applications where rules (flying borders) are a part of the format, they shall appear in the color in which the Mark appears.

When embossing on fabric, leather or vinyl products, the words “COLDWELL BANKER” should be in white, in raised relief letters against a printed COLDWELL BANKER Blue, black, grey or white background, or the words in gold against a blue background. The words in blue against a blue background are permitted, but NOT recommended.

When manufacturing Awards and Recognition Products or Promotional items***, the words “COLDWELL BANKER” may be printed in white letters against a blue or clear glass background, gold against a black or gold background, clear glass against a white background, black against a gold background or blue against a gold background.

[COLDWELL BANKER LOGO]

The correct color for the COLDWELL BANKER Mark is PMS 280 or the appropriate CMYK match.

(The color blue shown on this page and throughout this manual is not intended to match the PANTONE® Color Standard. For the PANTONE® Color Standard, refer to the current editions of the PANTONE® Color Publications.)

*	PANTONE® is a registered trademark of Pantone, inc.

**	3M® is a registered trademark of Minnesota Mining and Manufacturing Company

***	When manufacturing specialty items printed on paper products, the Corporate Mark should always be in the correct color blue, PMS 280.

REPRODUCTION OF THE MARK
Embossing

The COLDWELL BANKER® Mark also may be reproduced through a printing process known as embossing, where the words “COLDWELL BANKER” are raised in relief from the surface of the paper or fabric. (See page 9 for the correct color specifications.)

Two types of embossed Marks are acceptable. The first has the words “COLDWELL BANKER” in raised relief letters against a printed field which defines the background of the Mark (Illustration #1). The second has the words “COLDWELL BANKER” in raised relief letters against the field, using an embossed frame to define the field of the Mark. The lines that make up the frame are one Grid Unit in width. No ink is used. This is called a Blind Emboss (Illustration #2).

In either instance, the words “COLDWELL BANKER” are raised (not recessed) from the surface of the paper or fabric. When the background field is printed in COLDWELL BANKER Blue, a one-level die is used. When embossing is blind, a two-level die is used with the frame being raised from the paper’s surface but one half the depth or distance as that of the words “COLDWELL BANKER” (Illustration #3).

ILLUSTRATION #1

[PICTURE]

ILLUSTRATION #2

[PICTURE]

The Mark shall be reproduced photographically in making the embossing dies. The size of the words “COLDWELL BANKER,” their placement and the spacing in relationship to the background field or the frame that defines the field shall be consistent with all Mark specifications. The aspect ratio (height to width) of the blue field or to the outside of the frame shall be 1.0 to 2.3928.

The size of the embossed Mark shall be sufficient to enable the embossing to be crisp and sharp and the words legible. The prescribed space (generally two Grid Units) shall be maintained around all four sides of the Mark whether or not the field is printed in color or is defined by an embossed frame.

When embossing the Mark, the words “COLDWELL BANKER” and the COLDWELL BANKER “bug” design element are always in raised relief against the background. Illustration #1 depicts raised embossed letters against a printed COLDWELL BANKER Blue field. Illustration #2 depicts a “Blind Embossed” Mark with raised letters against a white field. The embossed frame, which defines the field, is in raised relief, one half the height of the raised letters and one (1) Grid Unit in width (Illustration #3).

ILLUSTRATION #3

“COLDWELL BANKER” Letters
Raised Frame

[CHART]

A cross-section view of a two-level “Blind” Embossing Die for reproduction of the COLDWELL BANKER Mark.

REPRODUCTION OF THE MARK

PROPER USAGE. By adhering to the proper usage, you can project a consistent image of the COLDWELL BANKER® Mark, building our brand and a higher level of awareness that will bring more customers through your door. Please note the correct treatment of our logo.

WRONG		RIGHT
[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	The Mark should be 100% PMS 280 blue or black for the background with the letters in white, not textured, highlighted, shaded or in some color or effect.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	The Mark should be white type knocked out of PMS 280 blue or black.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO]	Never stretch or condense the Mark. The width should equal 2.3928 times the height.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.
[COLDWELL BANKER LOGO]	The Mark should be no smaller than 1” in width.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY
Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO]	The Mark should not be cropped. There should be more blue field below the characters than above them.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	Do not decorate the Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	The Mark should not be placed on an angle.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	Use a white rule when putting the Mark against a colored or textured background. Always maintain the specified margin (2 grid units) of space around all sides of the Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] EXCLUSIVE AGENT SMITH & SMITH SMITH REALTY	Copy should not be superimposed over the Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY
Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

REPRODUCTION OF THE MARK
Proper Usage

WRONG		RIGHT
[COLDWELL BANKER LOGO] -Real Estate- SMITH & SMITH SMITH REALTY	Do not use any other copy within the Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.

[CB LOGO]	The COLDWELL BANKER® “bug” design must be contained in the approved Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.

SMITH & SMITH SMITH REALTY [COLDWELL BANKER LOGO]	Your DBA must be placed directly under the Mark, centered and not extended past either edge of the blue field.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY	Your DBA should be set in ail caps in Berkeley Oldstyle Bold or Times New Roman Bold typeface. DBA and disclaimer should not exceed width of Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.		Each Office Is Independently Owned And Operated.

[MARY SMITH LOGO] [COLDWELL BANKER LOGO] 100 Street Main Anytown, USA (000) 123-4567	Your DBA is the only copy permitted directly under the Mark and no copy may appear directly over the Mark.	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY
Each Office Is Independently Owned And Operated.

Each Office Is Independently Owned And Operated.

CALL SMITH & SMITH REALTY AT (000) 123-4567	The company name must be preceded by “COLDWELL BANKER” (applies to both Mark and text usage).	Call Coldwell Banker Smith & Smith Realty at (000) 123-4567

[OPEN HOUSE LOGO]	Do not use the COLDWELL BANKER custom typeface for any words other than “COLDWELL BANKER.”	[COLDWELL BANKER LOGO] SMITH & SMITH SMITH REALTY

Each Office Is Independently Owned And Operated.

SEE THESE 40 COLDWELL BANKER OPEN HOUSES	The COLDWELL BANKER custom typeface should not be used in headlines or body copy.	SEE THESE 40 COLDWELL BANKER® OPEN HOUSES

PROMOTION AND SALES TOOLS FOR [COLDWELL BANKER LOGO]	Do not use the COLDWELL BANKER Mark as a copy element.	PROMOTION AND SALES TOOLS FOR The COLDWELL BANKER®System

REPRODUCTION OF THE MARK
COLDWELL BANKER CONCIERGE® Logo Guidelines

The following are basic graphic guidelines for the application of the COLDWELL BANKER CONCIERGE® logo. This includes instructions on correct usage of the logo and color specifications. These elements are critical to the COLDWELL BANKER CONCIERGE identity. Therefore, correct and consistent applications are essential. Inconsistent use jeopardizes our legal right to exclusive use of the logo.

Approved reproduction quality logo sheets of the COLDWELL BANKER CONCIERGE logo are available through Merrill Corporation, the annual Ad Kit and the COLDWELL BANKER CONCIERGE binder.

THE CORRECT LOGO. THE COLDWELL BANKER CONCIERGE logo must be used exactly as indicated in these guidelines. It is the uniqueness of each element of the logo, and the way it has been assembled into a unit, that gives the COLDWELL BANKER CONCIERGE logo its distinctive character.

The correct COLDWELL BANKER CONCIERGE logo consists of “COLDWELL BANKER” in blue, with the name “CONCIERGE®” to the bottom right in bronze.

The relationship of height to width of the logo is always the same. The size, spacing and placement of “COLDWELL BANKER” and “CONCIERGE” are always the same. The color and relationships within the logo shall not be altered regardless of the application or the size of the logo within the application. The COLDWELL BANKER CONCIERGE lettering style shall never be used by itself outside of the logo.

REPRODUCTION. THE COLDWELL BANKER CONCIERGE logo shall always be reproduced photographically from a high-quality reproduction proof, an approved computer disk or film designed for that purpose. It shall never be drawn freehand or recreated via any computer graphics programs. Do not reverse the logo out of a colored background.

SIZE. In order to protect visual clarity, the logo should never be reproduced smaller than 1” in width.

COLOR SPECIFICATIONS. It is always preferable to show the logo in color, as it was designed to be used in a two-color format. “COLDWELL BANKER” should always be printed in PANTONE®* 280. Where possible, “CONCIERGE” and the ®symbol should be printed in PANTONE® 874 Metallic. When metallic ink is not available, use PANTONE® 1255.

ONE-COLOR/B&W USES. When printing in one color, for print media or internal documents, the logo can be printed in 100% black.

4/C PROCESS. When printing in four-color process, based on the standard AAAA process colors, PANTONE® 280 blue can be approximated by specifying 100% cyan, combined with 72% magenta and 18% black. PANTONE® 1255 bronze can be approximated by specifying 100% standard AAAA process yellow, combined with 34% standard AAAA process black and 27% standard AAAA process magenta.

PAINT. Specify that paint be mixed to match PANTONE® 280 blue and PANTONE® 1255 bronze precisely.

SHOOTING ART. The logo art on this page is camera-ready. Please see the logo directly below for two-color instructions. If you require a different size, have your publication or printer reduce or enlarge the logo. Whenever possible, use two-color format printed in PANTONE® 280 for “COLDWELL BANKER” and PANTONE® 874 for “CONCIERGE®.”

TWO-COLOR. PANTONE® 874 Metallic
or PANTONE® 1255.

[CONCIERGE LOGO]

PANTONE® 280

Coldwell Banker

Coldwell Banker

[CONCIERGE LOGO]

*	PANTONE® is a registered trademark of Pantone, Inc.

REPRODUCTION OF THE MARK
COLDWELL BANKER CONCIERGE® Graphic Treatment

THE GRAPHIC TREATMENT. THE COLDWEIL BANKER CONCIERGE® graphic treatment must be used exactly as indicated in these guidelines. It is the uniqueness of each element, and the way it has been assembled into a unit, that gives the treatment its distinctive character.

The correct COLDWELL BANKER CONCIERGE graphic treatment consists of “COLDWELL BANKER” in blue, with the word “CONCIERGE” and the ® in bronze. Each element is positioned within a white rectangular box, angled at 10(degree), with a bronze border and a black drop shadow.

The relationship of height to width of the graphic treatment is always the same. The size, spacing and placement of “COLDWELL BANKER” AND “CONCIERGE” within the border are always the same. The colors and relationships shall not be altered regardless of the application or the size of the treatment within the application.

REPRODUCTION — GRAPHIC TREATMENT. THE COLDWELL BANKER CONCIERGE graphic treatment shall always be reproduced photographically from a high-quality reproduction proof, an approved computer disk or film designed for that purpose. It shall never be drawn freehand or recreated via any computer graphics programs. Do not reverse the treatment out of a colored background.

SIZE — GRAPHIC TREATMENT. In order to protect visual clarity, the treatment should never be reproduced smaller than 1 1/4” in width.

COLOR — GRAPHIC TREATMENT. It is always preferable to show the treatment in color, as it was designed to be used in three-color format. “COLDWELL BANKER” should always be printed in PANTONE®* 280. Where possible, “CONCIERGE” and the ® symbol should be printed in PANTONE® 874 Metallic. When metallic ink is not available, use PANTONE®1255. The drop shadow prints 50% black.

ONE-COLOR/B&W USES. When printing in one color, for print media or internal documents, the treatment, including the drop shadow, prints 100% black.

4/C PROCESS. When printing in four-color process, based on the standard AAAA process colors, PANTONE® 280 blue can be approximated by specifying 100% cyan, combined with 72% magenta and 18% black. PANTONE® 1255 bronze can be approximated by specifying 100% standard AAAA process yellow, combined with 34% standard AAAA process black and 27% standard AAAA process magenta. PANTONE® 874 Metallic cannot be matched in four-color process.

SHOOTING ART — GRAPHIC TREATMENT. The graphic treatment on this page is camera-ready. Whenever possible, use the three-color format of PANTONE® 280 for “COLDWELL BANKER”, PANTONE® 874 for “CONCIERGE” and the ® and 50% black for the drop shadow.

THREE-COLOR PANTONE® 874 Metallic or PANTONE® 1255.

[CONCIERGE LOGO]

PANTONE® 280.

Coldwell Banker

Process Black

*	PANTONE® is a registered trademark of Pantone, Inc.

YARD SIGNS

YARD SIGNS. The examples shown illustrate the approved formats tor standard residential yard signs.

The standard sign consists of a 24 inches wide by 22 inches high (76.4 x 70 Grid Units) white panel with radius corners. Should local ordinances require, an alternate size panel is permitted, however, requests must be made in writing and be accompanied by documentation.

SERVICE MARK. THE COLDWELL BANKER® Mark is positioned in the upper portion of the sign with white letters reversed out of the COLDWELL BANKER Blue background. (See page 9 for color specifications.)

YOUR COMPANY NAME. Your company name is to appear in Berkeley Oldstyle Black typestyle as shown, reproduced in black and positioned in the lower portion of the sign as illustrated. No other typeface may be substituted for yard signs.

TELEPHONE NUMBER. Telephone numbers are to be reproduced in black Berkeley Oldstyle Black numerals. The exact size will vary according to the length of your company name, but is to be proportioned as illustrated.

WEB SITE ADDRESS. Web site is to be set in black, Berkeley Oldstyle Black typeface to be proportioned as illustrated. If you choose not to place your local company Web site on the yard sign, the coldwellbanker.com address will appear as a default in its place.

[COLDWELL BANKER LOGO]

Correct use of Riders during marketing period.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, from page four, must always appear in upper and lower case Helvetica Regular typestyle on all yard signs.

NOTE: No symbols, slogans or other verbiage is to appear on yard signs except where required by local laws. Any variations from the above specifications must be submitted to your Regional Office in writing for approval by the Coldwell Banker Real Estate Corporation Marketing Department. Outside of the United States, contact the International Services Director at the Corporate Office.

MESSAGE RIDERS. All riders are 6” high white panels with radius corners, except those with Sales Associate photos. When a photo is printed on a rider, 8” height is permitted. Message riders are to be reproduced in black Berkeley Oldstyle Black upper case letters and preferably suspended below the main panel. Name riders can be printed with black letters against a white background (preferred approach), white letters against a blue background or red letters against a white background.

“Sold,” “For Sale,” “Under Contract” or “Sale Pending” riders can be reproduced in either black or red Helvetica Black typeface, upper case letters, and should be placed above the main panel as shown. For red, PANTONE®* 186 should be specified.

[PICTURE]

Correct use of “Sold” or “For Sale” Riders.

Approved design for the
OPEN HOUSE / HOUSE FOR SALE directional signs.

*	PANTONE® is a registered trademark of Pantone, Inc.

YARD SIGN STAKES AND POSTS

YARD SIGN STAKES AND POSTS. Four types are approved: (1) a cross-arm Colonial-style post, (2) a tubular steel post-type stake, (3) the metal frame stake or (4) a traditional single metal stake. When ordering yard signs from your Approved Supplier, you must specify which post style you will be using to facilitate proper preparation of the sign for mounting.

[CHART]

WHITE CROSS-ARM (COLONIAL STYLE) POST CONSTRUCTION.
Material: 4” x 4” Special Grade Lumber
(1)4” x 4” x 42” and(1)4” x 4” x 8’
White Exterior Paint
1/2” x 4” Carriage Bolt Washer and Nut
All post tops cut at 45 degree angles
Slot where posts join notched at each post 1 3/4” deep and 3 1/2” wide
3/8” x 4 1/2” lag screw eyes attach hanging yard sign with 1/4” anchor shackles
1/8” slot for riders -1/2” deep

[PICTURE]

Tubular Steel Post-Type Stake

[PICTURE]

Mental Fram Stake

[PICTURE]

Single Mental Stake

YARD SIGNS
Standard

1-line DBA

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 185 pt., tracking at -25. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 321 pt. and tracking at -25. AREA CODE is to be set in black, Berkeley Oldstyle Black typeface at 149 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 125 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

2-line DBA (recommended size)

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 215 pt. tracking at -25. Leading is to be set at 186 pt. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 321 pt. and tracking at -25. AREA CODE is to be set in black, Berkeley Oldstyle Black typeface at 149 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 125 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

YARD SIGNS
Standard

2-line DBA (alternate size)

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 185 pt., tracking at -25. Leading is to be set at 170 pt. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 258 pt. and tracking at -25. AREA CODE is to be set in black, Berkeley Oldstyle Black typeface at 110 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number, and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 110 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

Less than 8 characters DBA

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 215 pt. tracking at -25. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 327 pt. and tracking at -25. AREA CODE is to be set in Berkeley Oldstyle Black typeface at 149 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black type-face at 121 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

YARD SIGNS
Personalized

1-line DBA

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 192 pt., tracking at -25. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 321 pt. and tracking at -25. AREA CODE is to be set in Berkeley Oldstyle Black typeface at 150 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 121 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

PHOTO is 5” x 7” with a 4 pt. blue border. Photo may be B/W or 4-color.

ASSOCIATE NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 165 pt. Leading is to be set at 135 pt. CALL DIRECT is to be set in Berkeley Oldstyle Black typeface all caps at 90 pt. PHONE NUMBER is to be set in Berkeley Oldstyle Black all caps at 160 pt. Leading is to be set at 150 pt.

2-line DBA (recommended size)

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 192 pt., tracking at -25. Leading is to be set at 186 pt. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 320 pt. and tracking at -25. AREA CODE is to be set in Berkeley Oldstyle Black typeface at 150 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 121 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

PHOTO is 5” x 7” with & 4 pt. blue border. Photo may be B/W or 4-color.

ASSOCIATE NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 165 pt. Leading is to be set at 135 pt. CALL DIRECT is to be set in Berkeley Oldstyle Black typeface all caps at 90 pt. PHONE NUMBER is to be set in Berkeley Otdstyle Black all caps at 160 pt. Leading is to be set at 150 pt.

YARD SIGNS
Personalized

2-line DBA (alternate size)

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps 192 pt. tracking at -25. Leading is to be set at 160 pt. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 266 pt. and tracking at -25. AREA CODE is to be set in Berkeley Oldstyle Black typeface at 120 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 100 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

PHOTO is 5” x 7”. Photo may be B/W or 4-color.

ASSOCIATE NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 165 pt. Leading is to be set at 135 pt. CALL DIRECT is to be set in Berkeley Oldstyle Black typeface all caps at 90 pt. PHONE NUMBER is to be set in Berkeley Oldstyle Black all caps at 160 pt. Leading is to be set at 150 pt.

Less than 8 characters DBA

[PICTURE]

COMPANY NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 202 pt., tracking at -25. Leading is to be set at 186 pt. Company name is centered horizontally under the logo.

PHONE NUMBER is to be set in black, Berkeley Oldstyle Black typeface at 320 pt. and tracking at -25. AREA CODE is to be set in Berkeley Oldstyle Black typeface at 150 pt. horizontally scaled to 80% and tracking at -25. Area code is centered vertically within the phone number. Phone number and area code are centered horizontally within the sign.

WEB SITE is to be set in black, Berkeley Oldstyle Black typeface at 121 pt., tracking at -25 and centered horizontally within the sign.

MINIMUM REQUIRED DISCLAIMER is to be set in black, Helvetica Regular at 32 pt. and centered horizontally within the sign.

PHOTO is 2.812” x 3.75” with a 4 pt. blue border. Photo may be B/W or 4-color.

ASSOCIATE NAME is to be set in black, Berkeley Oldstyle Black typeface all caps at 165 pt. Leading is to be set at 135 pt. CALL DIRECT is to be set in Berkeley Oldstyle Black typeface all caps at 90 pt. PHONE NUMBER is to be set in Berkeley Oldstyle Black all caps at 160 pt. Leading is to be set at 150 pt.

YARD SIGNS
Sign Riders, Open House

Sign Riders*

[PICTURE]

Open House*

[PICTURE]

*	Dimensions are in Grid Units to facilitate scaling when required by local ordinances.

EXTERIOR BUILDING SIGNS
Preferred Format

All measurements for the stacked and extended versions are given in Grid Units (GU). This is to simplify the process of scaling up or scaling down the building signs. Building signs are to be internally illuminated using fluorescent lighting.

Whether your building sign is free-standing, protruding or a fascia installation, it must conform to the following guidelines. Your vendor will conduct a survey of your property and forward a formal proposal, including pricing for product, freight, tax and installation.

SIGN FACE REQUIREMENTS. THE BUILDING SIGNS MUST MAINTAIN A 60/40 CONFIGURATION RATIO BETWEEN THE COLDWELL BANKER® MARK AND YOUR COMPANY NAME REGARDLESS OF THE OUTSIDE DIMENSIONS OF THE SIGN. The top 60% contains the COLDWELL BANKER name in white reversed out of a blue field, and the bottom 40% contains your company name in white upper case Berkeley Oldstyle Black letters custom cut out of a blue field and centered under the Mark in no more than three lines.

SERVICE MARK. The COLDWELL BANKER Service mark (top 60%) is to appear only as authorized with the corporate alphabet typeface letters appearing in white, cut out of a COLDWELL BANKER Blue* translucent vinyl background laminated to Lexan.

YOUR COMPANY NAME. Your company name is to appear in white Berkeley Oldstyle Black letters cut out of a COLDWELL BANKER Blue* translucent vinyl background laminated to Lexan. The point size of your company name is to be 60% of the point size of the COLDWELL BANKER letters, with the exception of one word company names of eight characters or less which should use 70% of the COLDWELL BANKER letters for the stacked logo format and 80% for the extended logo format. Your company name is to be centered under the Trademark and is to be positioned as shown in these examples. See pages 24-25 for sample drawings.

EXTENDED FORMAT

[PICTURE]

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, from page four, must appear on the building sign, centered under the lower COLDWELL BANKER Blue* field and displayed in Helvetica Regular upper and lower case letters in black type face.

NOTE: No symbols, slogans, telephone numbers, marks or words may appear on a building sign. Any variations from the above specifications must be submitted to your Regional Office for approval by the Coldwell Banker Real Estate Corporation Marketing Department. Outside of the United States, contact the International Services Director at the Corporate Office.

PLASTIC SIGNAGE. Specify Lexan with 3M VTV #10256 vinyi applied second surface.

3M®** FILM. Specify 3M film VTV #10256 for production of building signs that are externaily illuminated, as well as signs that are illuminated from the inside.

ELECTRICAL REQUIREMENTS. Electrical wiring is another vital factor in planning the construction of your sign, which should adhere to national industry standards. For example, there are great differences in cost and quality of ballast, which must be Underwriters Laboratories (U/L) approved with U/L approved waterproofing and pure aluminum weatherproof raceways. All wiring and wiring systems must be pure U/L approved copper.

STACKED FORMAT

[PICTURE]

*	See page 9 for color specifications.

**	3M® is a registered trademark of Minnesota Mining and Manufacturing Company.

EXTERIOR BUILDING SIGNS
Alternate Format — Replacement Face

We provide these exceptions to the Exterior Building Sign format to accommodate situations where the benefit of existing “grandfathered” exterior sign locations would be lost because of subsequent changes to local sign ordinances. Typically, the retention of existing support structure and sign can/framing is sufficient to warrant further extension of grandfathered provisions.

Accordingly, this alternate format provides for a full COLDWELL BANKER® Blue* background field with the COLDWELL BANKER name enlarged to fill the space. Your company name and the Minimum Required Disclaimer are to be included in the face space.

All measurements for the alternate stacked and extended formats are given in percentages to provide a simplified mathematical process for scaling building signs to the alternate format. (See pages 24-25 for sample drawings).

Whether your building sign is free-standing, protruding or a fascia installation, it must conform to the following guidelines. Your vendor will conduct a survey of your property and forward a formal proposal, including pricing for product, freight, tax and installation.

REQUIREMENTS. The building signs must maintain a 60/40 configuration ratio between the words “COLDWELL BANKER” and your company name regardless of the outside dimensions of the sign.

YOUR COMPANY NAME. Your company name is to-appear in white Berkeley Oldstyle Black upper case letters cut out of a COLDWELL BANKER Blue* translucent vinyl background laminated to Lexan, The point size of your company name is to be 60% of the point size of the COLDWELL BANKER letters, with the exception of one word company names of eight characters or less which should use 70% of the COLDWELL BANKER letters for the stacked logo format and 80% for the extended logo format. Your company name is to be centered and is to be positioned as shown in these examples.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, from page four, must appear centered on the building sign and displayed in Helvetica Regular upper and lower letters in white type face.

NOTE: No symbols, slogans, telephone numbers, marks or words may appear on a building sign. Any variation from the above specifications must be submitted to your Regional Office for approval by the Coldwell Banker Real Estate Corporation Marketing Department. Outside of the United States, contact the International Services Director at the Corporate Office.

See page 22 for electrical requirements.

STACKED FORMAT

[PICTURE]

EXTENDED FORMAT

[PICTURE]

*	See page 9 for color specifications.

EXTERIOR BUILDING SIGNS
Preferred Format*

[PICTURE]

[PICTURE]

*	Dimensions in Grid Units to facilitate scaling.

EXTERIOR BUILDING SIGNS
Alternate Format*

[PICTURE]

[PICTURE]

*	Dimensions in Grid Units to facilitate scaling.

EXTERIOR BUILDING SIGNS
Alternate Format — Channel Letters*

This Building Sign format has been specifically designed to accommodate situations where installation of a CAN is impractical or where local ordinances require use of individual letters.

All measurements for the alternate stacked and extended formats are given in percentages to provide a simplified mathematical process for scaling building signs. (See page 24-25 for sample drawings.)

These are the recommended designs; however, if restrictive local ordinances must be met, some variation of these designs may be permitted.

REQUIREMENTS. The building signs must maintain a 60/40 configuration ratio between the words “COLDWELL BANKER” and your company name regardless of the final size of the individual letters. The words “COLDWELL BANKER” must be in corporate alphabet typeface letters in COLDWELL BANKER® Blue.*

YOUR COMPANY NAME. Your company name is to appear in COLDWELL BANKER Blue* Berkeley Oldstyle Black upper case letters. The point size of your company name is to be 60% of the point size of the COLDWELL BANKER letters, with the exception of one word company names of eight characters or less, which should use 70% of the COLDWELL BANKER letters for the stacked logo format and 80% for the extended logo format. Your company name should be centered and is to be positioned as shown.

EXCEPTION. Due to U/L guidelines, 13” is the smallest size allowable for individual channel letters. If the DBA (company name) portion of the sign needs to be smaller than 13”, it is recommended that the COLDWELL BANKER trademark remain in channel letter format on the building exterior, and the COLDWELL BANKER Mark, DBA (company name) and Minimum Required Disclaimer appear separately on the storefront on either the front window or door, in clear view.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, (see page four), must appear centered below the company name and be displayed in Helvetica Regular upper and lower case letters in black typeface.

NOTE: No symbols, slogans, telephone numbers, marks or words may appear on a building sign. Any variation from the above specifications must be submitted to your Regional Office for approval by Coldwell Banker Real Estate Corporation Marketing Department. Outside of the United States, contact the International Services Director at the Corporate Office.

See page 22 for electrical requirements.

[COLDWELL BANKER PICTURE]

SMITH & SMITH
REALTY
Each Office Is Independently Owned And Operated.

[COLDWELL BANKER PICTURE]

SMITH & SMITH REALTY
Each Office Is Independently Owned And Operated.

*	See page 9 for color specifications.

EXTERIOR BUILDING SIGNS
Individual Channel Letters*

[PICTURE]

[PICTURE]

Due to U/L guidelines, 13” is the smallest size allowable for individual channel letters.

If the DBA (company name) portion of the sign needs to be smaller than 13”, it is recommended that the COLDWELL BANKER® trademark remain in channel letter format on the building exterior, and the COLDWELL BANKER Mark, DBA (company name) and Minimum Required Disclaimer appear separately on the storefront on either the front window or door, in clear view.

*	Dimensions in Grid Units to facilitate scaling.

BUSINESS CARDS
Standard Logo Business Card Without Photo

The examples shown on pages 28-31 illustrate the approved format for business cards. These items may be ordered through Preferred Alliance members or Approved Suppliers.

BUSINESS CARD — WITHOUT PHOTO

MASTER FORMAT. A master format is provided for those items that are consistent for all non-photo business cards. Printing may only appear on one side of the card.

TRADEMARK. Use exactly as shown on Master Format.

SIZE. 3 1/2” X 2”.

PAPER. Productolith Cover, 100 lb. or the equivalent in finish, color and weight.

INDIVIDUAL NAME. 9 pt. Berkeley Oldstyle Black, all upper case.

INDIVIDUAL TITLE. 7.5 pt. Berkeley Oldstyle Medium, upper and lower case.

PROFESSIONAL DESIGNATION. 9 pt. Berkeley Oldstyle Bold, all upper case following the individual name and separated from the name by a comma and a space. The following designations may be used by those persons entitled to use them: GRI, CPM, CCIM, CRS, CCPS, CRB, MAI, CRP and AMO.

INDIVIDUAL PHONE NUMBERS.
8 pt. Berkeley Oldstyle Black, all upper case.

INDIVIDUAL EMAIL ADDRESSES.
8 pt. Berkeley Oldstyle Black, lower case.

YOUR COMPANY NAME. 10 pt. Berkeley Oldstyle Bold, all upper case. Centered under the logo using up to three lines of type and not to extend beyond either edge of the Mark.

YOUR COMPANY ADDRESS. 7 pt. Berkeley Oldstyle Medium, all upper case. Position below and flush with the left edge of the lower ruled line as illustrated.

YOUR COMPANY WEB SITE ADDRESS. 7.5 pt. Berkeley Oldstyle Black, lower case. Position below and flush with the left edge of the Company Address.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, or a combination of Realtor®/MLS Mark may be positioned in the lower left corner. An award symbol is optional for those who qualify. Symbols, insignias or Marks that are unrelated to the real estate profession are prohibited. There is a limit of three symbols on non-photo cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must appear at the bottom of the card, positioned flush left with the left edge of the ruling in 5 pt. Helvetica, upper and lower case.

INK COLORS. Print COLDWELL BANKER® PMS 280 Blue and black. COLDWELL BANKER Blue is used for the COLDWELL BANKER Mark and the two ruled lines running horizontally across the length of the business card. All else prints black. (See page 9 for color specifications.)

MASTER FORMAT — POSITIONING AND TYPE SPECS

[PICTURE]

Individual’s Name.	9 pt. BerkOldsty Blk
Professional Designation.	9 pt. BerkOldsty Bd
2 Titles.	7.5 pi. BerkOldsty Md
Phones.	8 pt. BerkOldsty Blk
Individual’s Email.	8 pt. BerkOldsty Blk
Company Name.	10 pt. BerkOldsty Bd
Address.	7 pt. BerkOldsty Md
Website.	7.5 pt. BerkOldsty BlK
Disclaimer.	5 pt. Helvetica

BUSINESS CARDS
Standard Logo Business Card Without Photo

3-Line Business Card — With Photo

MASTER FORMAT. A master format is provided for those items that are consistent for all photo business cards. Printing may only appear on one side of the card.

INDIVIDUAL PHOTOGRAPH. Photograph must be supplied to printer. Refer to “Individual Photography Specifications” on page 32.

TRADEMARK. Use exactly as shown on Master Format.

SIZE. 3 1/2” X 2”.

PAPER. Productolith Cover, 100 lb. or the equivalent in finish, color and weight. As an alternative, Kromecote 12 pt. cover stock may be substituted.

INDIVIDUAL NAME. 9.5 pt. Berkeley Oldstyle Black, all upper case.

INDIVIDUAL TITLE. 7 pt. Berkeley Oldstyle Medium, upper and lower case.

PROFESSIONAL DESIGNATION. 8 pt. Berkeley Oldstyle Black, all upper case following the individual name and separated from the name by a comma and a space. The following designations may be used by those persons entitled to use them: GRI, CPM, CCIM, CRS, CCPS, CRB, MAI, CRP and AMO.

INDIVIDUAL PHONE NUMBERS.
8.5 pt. Berkeley Oldstyle Black, all upper case.

INDIVIDUAL EMAIL ADDRESSES.
8.5 pt. Berkeley Oldstyle Black, lower case.

[PICTURE]

Individual’s Name.	9.5 pt. BerkOldsty Blk
Professional Designation.	9.5 pt. BerkOldsty Bd
2 Titles.	7 pt. BerkOldsty Md
3 Titles.	5.5 pt. BerkOldsty Md
Phones.	8.5 pt. BerkOldsty Blk
Individual’s Email.	8.5 pt. BerkOldsty Blk
Company Name.	10 pt. BerkOldsty Bd
Address.	8 pt. BerkOldsty Md
Website.	8 pt. BerkOldsty BlK
Disclaimer.	5 pt. Helvetica

YOUR COMPANY NAME. 10 pt. Berkeley Oldstyle Bold, all upper case. Centered under the logo using up to three lines of type and not to extend beyond either edge of the Mark.

YOUR COMPANY ADDRESS. 8 pt. Berkeley Oldstyle Medium, all upper case. Your company address always follows your company name and is positioned below and flush with the left edge of the upper ruled line as illustrated.

YOUR COMPANY WEB SITE ADDRESS. 8 pt. Berkeley Oldstyle Black, lower case. Position below and flush with the left edge of the Company Address.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, combination of Realtor®/MLS Mark or local Board symbol may be positioned alongside of the COLDWELL BANKER Mark. An award symbol is optional for those who qualify. Symbols, insignias or Marks that are unrelated to the real estate profession are prohibited. There is a limit of three symbols on photo cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must appear at the bottom of the card, centered under the photo, in 5 pt. Helvetica, upper and lower case.

INK COLORS. Print COLDWELL BANKER® PMS 280 Blue and black. COLDWELL BANKER Blue is used for the COLDWELL BANKER Mark, the photo box and the two ruled lines to the right of the photo box. All else prints black. (See page 9 for color specifications.)

ALTERNATIVE 5-LINE BUISNESS CARD WITH PHOTO

[PICTURE]

Individual’s Name.	8 pt. BerkOldsty Blk
Professional Designation.	8 pt. BerkOldsty Bd
1 Titles Line.	7 pt. BerkOldsty Md
Phones.	7.25 pt. BerkOldsty Blk
Individual’s Email.	7.25 pt. BerkOldsty Blk
Company Name.	10 pt. BerkOldsty Bd
Address.	6.5 pt. BerkOldsty Md
Website.	6.5 pt. BerkOldsty BlK
Disclaimer.	5 pt. Helvetica

BUSINESS CARDS
Premium Logo Business Card Without Photo

PREMIUM BUSINESS CARD — WITHOUT PHOTO

MASTER FORMAT. A master format is provided for those items that are consistent for all non-photo business cards. Printing may only appear on one side of the card.

TRADEMARK. Use exactly as shown on Master Format.

SIZE. 3 1/2” X 2”.

PAPER. Linen 100 lb. cover stock.

INDIVIDUAL NAME. 9 pt. Berkeley Oldstyle Black, upper case.

INDIVIDUAL TITLE. 7.5 pt. Berkeley Oldstyle Medium Italic, upper and lower case.

PROFESSIONAL DESIGNATION. 9 pt. Berkeley Oldstyle Bold, all upper case following the individual name and separated from the name by a comma and a space. The following designations may be used by those persons entitled to use them: GRI, CPM, CCIM, CRS, CCPS, CRB, MAI, CRP and AMO.

INDIVIDUAL PHONE NUMBERS.
8 pt. Berkeley Oldstyle Black, upper and lower case.

INDIVIDUAL EMAIL ADDRESSES.
8 pt. Berkeley Oldstyle Black, lower case.

YOUR COMPANY NAME. 10 pt. Berkeley Oldstyle Bold, all upper case. Centered under the logo using up to three lines of type and not to extend beyond either edge of the Mark.

YOUR COMPANY ADDRESS. 7 pt. Berkeley Oldstyle Medium Italic, all upper and lower case. Position below and flush with the left edge of the embossed line as illustrated.

YOUR COMPANY WEB SITE ADDRESS. 7.5 pt. Berkeley Oldstyle Black, lower case. Position below and flush with the left edge of the Company Address.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, combination of Realtor®/MLS Mark or local Board symbol may be positioned in the lower left corner of the card. An award symbol is optional for those who qualify. Symbols, insignias or Marks that are unrelated to the real estate profession are prohibited. There is a limit of three symbols on non-photo cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must appear at the bottom of the card, positioned flush left with the left edge of the address, in 5 pt. Berkely Medium Italic, upper and lower case.

INK COLORS. Print COLDWELL BANKER® PMS 280 Blue and black. COLDWELL BANKER Blue is used for the COLDWELL BANKER Mark. All else prints black. (See page 9 for color specifications.)

EMBOSSING. The rule extending to the right of the logo is blind embossed.

MASTER FORMAT-POSITIONING AND TYPE SPECS

[PICTURE]

Individual’s Name.	9 pt. BerkOldsty Blk
Professional Designation.	9 pt. BerkOldsty Bd
2 Titles.	7.5 pt. BerkOldsty Mdlt
Phones.	8 pt. BerkOldsty Blk
Individual’s Email.	8 pt. BerkOldsty Blk
Company Name.	10 pt. BerkOldsty Bd
Address.	7 pt. BerkOldsty Mdlt
Website.	7.5 pt. BerkOldsty Blk
Disclaimer.	5 pt. BerkOldsty Mdlt

BUSINESS CARDS
Premium Logo Business Card With Photo

PREMIUM BUSINESS CARD — WITH PHOTO

MASTER FORMAT. A master format is provided for those items that are consistent for all photo business cards. Printing may only appear on one side of the card.

INDIVIDUAL PHOTOGRAPH. Photograph must be supplied to printer. Refer to “Individual Photography Specifications” on page 32.

TRADEMARK. Use exactly as shown on Master Format.

SIZE. 3 1/2” X 2”.

PAPER. Linen 100 Ib. cover stock.

INDIVIDUAL NAME. 9 pt. Berkeley Oldstyle Black, upper and lower case.

INDIVIDUAL TITLE. 6.5/5.5 pt. Berkeley Oldstyle Medium Italic, upper and lower case.

PROFESSIONAL DESIGNATION. 9 pt. Berkeley Oldstyle Bold, all upper case following the individual name and separated from the name by a comma and a space. The following designations may be used by those persons entitled to use them: GRI, CPM, CCIM, CRS, CCPS, CRB, MAI, CRP and AMO.

INDIVIDUAL PHONE NUMBERS.
8.5 pt. Berkeley Oldstyle Black, upper & lower case.

INDIVIDUAL EMAIL ADDRESSES.
8.5 pt. Berkeley Oldstyle Black, lower case.

YOUR COMPANY NAME. 10 pt. Berkeley Oldstyle Bold, upper case. Centered under the logo using up to three lines of type and not to extend beyond either edge of the Mark.

3YOUR COMPANY ADDRESS. 7 pt. Berkeley Oldstyle Medium italic, upper and lower case. Your company address always follows your company name and is positioned below and flush with the left edge of the logo as illustrated.

YOUR COMPANY WEB SITE ADDRESS. 6.5 pt. Berkeley Oldstyle Black Italic, lower case. Position below and flush with the left edge of the Company Address.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, combination of Realtor®/MLS Mark or local Board symbol may be positioned alongside the COLDWELL BANKER Mark. An award symbol is optional for those who qualify. Symbols, insignias or Marks that are unrelated to the real estate profession are prohibited. There is a limit of three symbols on photo cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must appear at the bottom of the card, centered under the photo, in 5 pt. Berkeley Oldstyle Medium italic, upper and lower case.

INK COLORS. Print COLDWELL BANKER® PMS 280 Blue and black. COLDWELL BANKER Blue is used for the COLDWELL BANKER Mark. All else prints black. (See page 9 for color specifications.)

EMBOSSING. The rule above the logo is blind embossed. The border on the photo is also blind embossed.

MASTER FORMAT — POSITIONING AND TYPE SPECS

[PICTURE]

Individual’s Name.	9 pt. BerkOldsty Blk
Professional Designation.	9 pt. BerkOldsty Bd
2 Titles.	6.5 pt. BerkOldsty Mdlt
3 Titles.	5.5 pt. BerkOldsty Mdlt
Phones.	8.5 pt. BerkOldsty Blk
Individual’s Email.	8.5 pt. BerkOldsty Blk
Company Name.	10 pt. BerkOldsty Bd
Address.	7 pt. BerkOldsty Mdlt
Website.	6.5 pt. BerkOldsty Blklt
Disclaimer.	5 pt. BerkOldsty Mdlt

INDIVIDUAL PHOTOGRAPHY SPECIFICATIONS

You want to look good when you have your picture taken. We want you to look good, too. That’s why we’ve developed this photography spec sheet for you to take to your professional photography session.

PLEASE KEEP IN MIND THAT ONLY YOUR INDIVIDUAL PHOTO CAN APPEAR ON A BUSINESS CARD IN A HEAD AND SHOULDER FORMAT. TO INSURE THE PROFESSIONALISM OF PHOTO BUSINESS CARDS, PHOTOS OF OTHER PEOPLE (UNLESS THE OTHER PERSON IS A BUSINESS PARTNER OR SPOUSE), ANIMALS, BIRDS, REPTILES, BUILDINGS, SCENERY, SLOGANS, SYMBOLS OR POSTERS CANNOT APPEAR IN THE PHOTO.

Your pictures will be an important business tool, and should reflect your professional image as a member of the premier real estate organization in the world, so clothing is an important consideration. (Wearing of costumes is not permitted.)

Your pictures should be taken against a subtle background that won’t clash with the COLDWELL BANKER® Blue logo. White or light-colored clothing may be a poor choice.

Men are advised to select a solid-colored medium or dark suit of conservative cut, paired with a white shirt and a tasteful tie. If you are having a hard time deciding between two combinations, take them both and ask your photographer’s opinion.

A jacket is desirable, but not required, for women. Women’s dresses or blouses should not have a busy print. Many designs don’t reproduce well and tend to detract attention from the subject’s face. It is suggested that women play down jewelry and makeup for a more subtle, professional image.

To smile or not to smile, that is your choice. If you’re not comfortable having your picture taken, it will only look worse if you try to force yourself to do something you’re uncomfortable doing — like smiling broadly, or in some cases, suppressing one.

[PICTURE]
FOR YOUR PHOTOGRAPHER

Ask your photographer to follow the guidelines listed below. This will ensure that your pictures will reproduce effectively.

•	The main light is camera RIGHT. It should be 45(degree) from camera, 45(degree)above the subject for short lighting.

•	The subject should be turned toward main light slightly, with the far ear not showing and the head tipped slightly toward the main light.

•	The broad fill just off camera left, level to camera, -1 stop from the main light for 1:3 ratio.

•	The background light should be approximately half the distance between the subject and the white seamless background, -1 stop from the main light, (incident measurement at background).

•	A 150 mm portrait lens on a 2 1/4” format camera is preferred for proper perspective.

•	Provide the Sales Associate three 5” X 7” black and white or color glossy prints, respectively.

FOR BLACK AND WHITE PHOTOS:

•	Use a fine grain black and white negative film such as Kodak Plus X or T-Max 100.

FOR COLOR PHOTOS:

•	Use a gloss finish.

[COLDWELL BANKER LOGO]	YOUR NAME Title Title 123 MAIN STREET CITY, ST 12345

SMITH & SMITH SMITH REALTY	BUS (000) 123-4567 FAX (000) 123-4567 DIRECT (000) 123-4567 CELL (000) 123-4567 yourname@smithrealty.com

LETTERHEAD (STANDARD)

SIZE. 8/2” x 11”.

PAPER. Neenah Bond 25% cotton fiber, cockle finish White, Sub. 20 or the equivalent in finish, color and weight.

TRADEMARK SIZE. 1 11/32” x 9/16” lithographed in COLDWELL BANKET® Blue ink (PMS 280). See page 9 for color specifications.

YOUR COMPANY NAME. 13 pt. Berkeley Bold, all upper case, position below and centered under the logo using one to three lines not extending past right side of mark. Lithographed in black ink. The .5 pt black rule is black and is 3/64” from the baseline of your DBA.

YOUR NAME. 9 pt. Berkeley Bold, 9 pt. leading, all upper case, lithographed in black ink, positioned flush right above the rule.

YOUR TITLE. 8 pt. Berkeley Medium, 9 pt. leading, upper and lower case, lithographed in black ink, positioned flush right above the rule.

YOUR COMPANY ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, all upper case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR PHONE NUMBERS. 8 pt. Berkeley Medium, 8.7 pt. leading, all upper case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR EMAIL ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, all lower case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must be positioned at the bottom of the letterhead, centered, in 9 pt. Helvetica Light Condensed, upper and lower case, lithographed in black ink.

APPROVED SYMBOLS. The Realtor® Mark, MLS Mark, or a combination of Realtor®/MLS Mark may be positioned in the lower right corner, lithographed in black ink. An award symbol is optional for those who qualify.

[COLDWELL BANKER LOGO]

ENVELOPE (STANDARD)

SIZE. No. 10. 4 1/8” x 9 1/2”.

PAPER. Neenah Bond 25% cotton fiber, cockle finish, White, Sub. 20 or the equivalent in finish, color and weight.

TRADEMARK SIZE. 1” x 13/32”, lithographed in COLDWELL BANKER PMS 280 (Blue ink).

YOUR COMPANY NAME. 10 pt. Berkeley Bold, all upper case, position below and centered with logo using one to three lines not extending past right side of Mark. Lithographed in black ink. The .5 pt. ruled line is black and is 3/64” from the baseline of your DBA.

YOUR NAME. 6.5 pt. Berkeley Bold, all upper case, lithographed in black ink, positioned flush left below the logo.

YOUR COMPANY ADDRESS. 6.5 pt. Berkeley Medium, all upper case, lithographed in black ink, positioned flush left below the logo.

Each Office Is Independently Owned And Operated.

[COLDWELL BANKER LOGO]	YOUR NAME Title Title 123 MAIN STREET CITY, ST 12345

BUS (000) 123-4567 FAX (000) 123-4567 DIRECT (000) 123-4567 CELL (000) 123-4567 yourname@smithrealty.com

LETTERHEAD (PREMIUM)

SIZE. 8 1/2” x 11”.

PAPER. 24 Ib. Ultimate White Linen Bond.

TRADEMARK SIZE. 1 11/32” x 9/16”, embossed in COLDWELL BANKER®. Blue ink (PMS 280). See page 9 for color specifications.

YOUR COMPANY NAME. 13 pt. Berkeley Bold, all upper case, position below and centered under the logo using one to three lines not extending past right side of mark. Lithographed in black ink. The .5 pt black rule is black and is 3/32” from the baseline of your DBA.

YOUR NAME. 9 pt. Berkeley Bold, 9 pt. leading, upper and lower case, lithographed in black ink, positioned flush right above the rule.

YOUR TITLE. 8 pt Berkeley Medium, 9 pt. leading, upper and lower case, lithographed in black ink, positioned flush right above the rule.

YOUR COMPANY ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, upper and lower case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR PHONE NUMBERS. 8 pt. Berkeley Medium, 8.7 pt. leading, upper and lower case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR EMAIL ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, all lower case, lithographed in black ink. Position flush right,; with the right edge of the horizontal rule, as shown in the illustration.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must be positioned at the bottom of the letterhead, centered, in 9 pt. Helvetica Light Condensed, upper and lower case, lithographed in black ink.

APPROVED SYMBOLS. The Realtor® Mark, MLS Mark, or a combination of Realtor®/MLS Mark may be positioned in the lower right corner, lithographed in black ink. An award symbol is optional for those who qualify.

EMBOSSING. The rule extending to the right of the logo is blind embossed.

[COLDWELL BANKER LOGO]

ENVELOPE (PREMIUM)

SIZE. No. 10 .4 1/8” X 9 1/2”.

PAPER. 24 Ib. Ultimate White Envelope Linen Finish.

TRADEMARK SIZE. 1 11/32” X 9/16”, embossed in COLDWELL BANKER PMS 280 (Blue ink).

YOUR COMPANY NAME. 13 pt. Berkeley Bold, all upper case, position below and centered with logo using one to three lines not extending past right side of Mark. Lithographed in black ink. The .5 pt ruled line is black and is 3/64” from the baseline of your DBA.

YOUR COMPANY ADDRESS. 6.5 pt. Berkeley Medium, all upper case, lithographed in black ink. Position to the right of the logo as shown.

[MLS LOGO]

     Each Office Is Independtly Owned And Operated.

NAME BADGES

STANDARD BADGE

[COLDWELL BANKER LOGO] YOUR APPROVED
COMPANY NAME HERE

YOUR NAME
YOUR TITLE

Size. 2 1/2” X 1 5/8”.

YOUR COMPANY NAME. Minimum type size is 9 pt. up to a maximum of 12 pt. Horizontal scaling is 85% (depending on length of name). Berkeley Oldstyle Black. All caps. Position to the right of logo.

INDIVIDUAL NAME.* 100% 18 pt. Berkeley Oldstyle Black. All caps.

INDIVIDUAL TITLE. 100% 10 pt. Berkeley Oldstyle Black. All caps.

SYMBOLS. Million dollar or multi-million dollar club symbols are permitted.

DISCLAIMER. Not required.

LARGER BADGE

[COLDWELL BANKER LOGO] YOUR APPROVED
COMPANY NAME HERE

YOUR NAME
YOUR TITLE

SIZE.3” X 1 9/16”.

YOUR COMPANY NAME. Minimum type size is 9 pt. up to a maximum of 12 pt. Horizontal scaling is 85% (depending on length of name). Berkeley Oldstyle Black. All caps. Position to the right of logo.

INDIVIDUAL NAME.* 100% 18 pt. Berkeley Oldstyle Black. All caps.

INDIVIDUAL TITLE. 100% 10 pt. Berkeley Oldstyle Black. All caps.

SYMBOLS. Million dollar or multi-million dollar club symbols are permitted.

DISCLAIMER. Not required.

*	Note: In the U.S., certain state regulations may require a reduction in point size such that the individual name is no larger than your company name.

SPECIALTY ITEMS

The following are additional guidelines for use of the COLDWELL BANKER® Mark in connection with specialty products. These additional guidelines are intended to further clarify the specifications outlined on pages 8-12 of this manual when applied to this broad category of products including, but not limited to, apparel, magnets, jewelry, calendars, awards, desk accessories, door mats, gift items and all other promotional products.

TRADEMARK. Use exactly as shown below.

LOGO COLOR OPTIONS. See page 9.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must appear when the item is intended for distribution to the public as a promotional item or for mass distribution and should be printed in Helvetica Light upper and lower case. The disclaimer need not print directly under DBA (as shown below); however, this is the preferred approach. The disclaimer may only print PMS 280 or black.

YOUR COMPANY NAME. Printed in Berkeley Oldstyle (black or bold optional), all upper case and centered under the logo. The DBA cannot extend beyond the edge of the logo and may be up to three lines. The DBA must appear when the item is intended for distribution to the public as a promotional item. The DBA may be omitted on decorations, party favors, apparel, office supplies, moving boxes, jewelry or other items NOT intended for mass distribution to the public except for award plaques and statues where it is required. The company name may only print PMS 280 or black.

INDIVIDUAL NAME. A Sales Associate’s personal name may be added to any specialty item and should print PMS 280 or black in Berkeley Oldstyle (black or bold optional) upper and lower case. When printing the individual name, use care to ensure that the name is far enough away from the DBA or disclaimer so as not to be confused as part of that copy. The individual name type size should not exceed the size of the DBA if prohibited by state regulation.

GENERAL GUIDELINES. When a COLDWELL BANKER yard sign graphic or business card design is reproduced as a magnetized product, a label, embedded into a larger graphic image or embossed, this specialized format must be reproduced exactly as shown on pages 15-21 and 28-31 respectively.

[COLDWELL BANKER LOGO]

PERSONAL PROMOTION GUIDELINES

The COLDWELL BANKER® image is a powerful and positive one, and it can be a vital ingredient in the personal promotion marketing efforts of Sales Associates. One reason for the effectiveness of the COLDWELL BANKER brand name is its consistent and appropriate usage throughout our company.

The following “Personal Promotion Guidelines” address additional questions Sales Associates frequently ask as they incorporate the COLDWELL BANKER identity into their personal promotion marketing materials. By following these guidelines, you reinforce the effectiveness of the COLDWELL BANKER brand name and enhance your personal promotion efforts.

PERSONAL PROMOTION REQUIRED USE OF DISCLAIMERS. Sales Associates who create and utilize personal promotion literature must incorporate the Minimum Required Disclaimer, as shown on page four, in their literature.

THE COLDWELL BANKER PERSONAL PROMOTION GUIDELINES. THE COLDWELL BANKER name and reputation are the most valuable in the real estate industry and are vital to the professional identity of our affiliates. It is essential for that identity to be preserved in all materials presented to potential customers, including materials created by Sales Associates as part of their personal promotion campaigns. To help maintain the COLDWELL BANKER identity, these guidelines should be followed by Sales Associates who use personal promotion materials:

1.	THE COLDWELL BANKER Mark, associated Trademarks and service marks are always to be used according to the guidelines in the Identity Standards Manual.

ACCEPTABLE	UNACCEPTABLE

[COLDWELL BANKER LOGO] (Use white outline around COLDWELL BANKER logo when placed against non-white background.)	[COLDWELL BANKER LOGO]

[COLDWELL BANKER LOGO] SMITH	[COLDWELL BANKER LOGO] (Do not place logo at angled positions.)
Your Name [COLDWELL BANKER LOGO] SMITH REALTY	[COLDWELL BANKER LOGO] SMITH REALTY (Do not cover any part of the logo.)

[COLDWELL BANKER LOGO]	[COLDWELL BANKER LOGO] (Do not reverse out colors or change logo colors.)

PERSONAL PROMOTION GUIDELINES

2.	THE COLDWELL BANKER® Mark, (or, for Previews® Property Specialist designation, the approved COLDWELL BANKER Previews logo) must always appear on personal promotion literature in a prominent location and size. Affiliates must also include their complete company name, regardless of whether they are utilizing the COLDWELL BANKER or the COLDWELL BANKER Previews International Mark. In the case of the Previews International Mark, the complete company name need NOT appear in close proximity to the Mark itself.

3.	A personal mark (e.g., individual Sales Associate logo, stylized name treatment, personal slogan or tag line) should not be used in close proximity to the COLDWELL BANKER Mark or other approved COLDWELL BANKER identifier; each must stand alone. In no case is the COLDWELL BANKER Mark or other approved COLDWELL BANKER identifier to be incorporated into the design or wording of a personal mark.

4.	A personal mark is not to be used in a way that might confuse and mislead the public regarding the identity of the Broker of record. Local laws and regulations prescribing the relationship of Broker and Sales Associate identification must be followed.

IMPORTANT NOTE: SOME STATE LAWS REQUIRE THE TYPE OR SIZE OR PROMINENCE OF THE SALES ASSOCIATE’S NAME IN ADVERTISING MUST BE SMALLER THAN THAT TYPE OF THE OFFICE NAME. IN THOSE STATES, FRANCHISEES SHOULD WORK WITH THEIR WITH THEIR AFFILIATE SERVICE MANAGER AND APPROVED SUPPLIERS TO ADAPT THE SPECS RELATED TO THE SIZE OF THESE TWO ELEMENTS IN ORDER TO COMPLY WTH THOSE LAWS.

ACCEPTABLE	UNACCEPTABLE

YOUR NAME (000) 123-4567	YOUR NAME (000) 123-4567

[COLDWELL BANKER LOGO] SMITH REALTY	An Associate of Coldwell Banker Real Estate

YOUR NAME PREVIEWS® PROPERTY SPECIALIST [COLDWELL BANKER LOGO] COLDWELL BANKER SMITH REALITY	YOUR NAME YOUR [COLDWELL BANKER LOGO] SPECIALIST!
(Logo should not tie to Sales Associate’s name.)

YOUR NAME An exceptional real estate professional (000) 123-4567	YOUR NAME LICENSED REAL ESTATE BROKER (000) 123-4567

[COLDWELL BANKER LOGO] SMITH REALTY	A Member of Coldwell Banker Smith Realty

PERSONAL PROMOTION GUIDELINES

5.	The Sales Associate should identify the source for any claims (#1 in Sales) in a footnote within the ad and be prepared to substantiate the claim with underlying data. Promised services must always fall within the approved bundle of COLDWELL BANKER® services; no service may be offered outside this menu without prior approval by COLDWELL BANKER.

6.	Use of a personal mark may risk claims of trademark infringement by third parties, and a Sales Associate contemplating use of a personal mark should first obtain a trademark search (at his or her expense) to ascertain availability of the mark. The Sales Associate assumes full risk for such claims, will inform COLDWELL BANKER immediately of any such claim of infringement and will indemnify COLDWELL BANKER in connection with such claims.

7.	COLDWELL BANKER reserves the right of prior approval of personal marks (including service and performance claims) as well as the materials in which they are used.

ACCEPTABLE	UNACCEPTABLE

Specializing in Willow Glen Homes for over 20 Years.	An expert In all types of real estate — from residential to business opportunities

#1 in sales in Willow Glen for the past 4 years!	We’re the #1 Agents In Town!

Becky Smith has the marketing resources to help sell your house fast!	I will sell your house faster than any other agent!

HANS SMITH

(Slogan, tag line or design that a trademark search has shown to be available for use.)	“YOU’RE IN GOOD HANDS WITH HANS [LOGO]

(The words “You’re In Good Hands with Allstate” and the “Good Hands” design are registered trademarks of Allstate Insurance Company.)

INTERNET STANDARDS

COLDWELL BANKER® INTERNET IDENTITY STANDARDS.
With the continued success of COLDWELLBANKER.COM, we are all moving through the electronic gateway to the world of online services and the Internet. As the scope of the Internet grows, we all need to be mindful of the importance of the proper use of the various COLDWELL BANKER Marks for online services and the Internet.

Every Franchisee is granted limited authority to use the COLDWELL BANKER Marks pursuant to the Franchise Agreement. As a result, each Franchisee not only has the right to use the COLDWELL BANKER Marks, but also the responsibility to protect the COLDWELL BANKER Marks by adhering carefully to the Franchise Agreement and the Policy and Procedures Manual.

The international recognition of the COLDWELL BANKER System which benefits all of us is directly related to the correct and unwavering manner in which the COLDWELL BANKER Marks are used by every COLDWELL BANKER office and each of their Sales Associates. Accordingly, it is important that the Franchise Identity System be displayed and used on the Internet and online services properly and consistently.

It is our intent to avoid any possible confusion between the identity of Coldwell Banker Real Estate Corporation and its Franchisees and their Sales Associates. Therefore, we have provided the following guidelines for our Franchisees and their Sales Associates in connection with the establishment and use of Internet addresses.

ELECTRONIC ADDRESSES

1.	Internet Service Providers Coldwell Banker Real Estate Corporation owns the Internet addresses:

http://www.coldwellbanker.com and http://www.coldwellbankercommercial.com

No other company or person can own these addresses. However, each Franchisee and its Sales Associates may obtain an individual domain name or home page address on the Internet from a service provider. Because your address need not be limited in its number of characters by these service providers, we ask you to follow Chapter Eight in the Policy and Procedures Manual which sets forth the correct use of your Company Name.

If you purchase your own domain, you may obtain an address such as:

http://www.coldwellbankersmithrealty

If you purchase the address through an online service provider, here identified as “webx,” you may obtain an address such as:

http://www.webx.com/coldwellbankersmithrealty

If you prefer an address which deviates from this configuration, please submit your request in writing to the Legal Department BEFORE obtaining the address.

IMPORTANT: In order to avoid confusion between Coldwell Banker Real Estate Corporation and its Franchisees and their Sales Associates, it is extremely important that you do not create a name in which “coldwellbanker” is followed by a dot and three characters. For example, you may NOT create a domain name containing:

coldwellbanker.net coldwellbanker.com coldwellbanker.org

Incorrect examples include, but are not limited to:

http://www.coldwellbanker.net/smithrealty http://www.coldwellbanker.org/smithrealty http://www.coldwellbanker.com/smithrealty http://www.coldwellbanker.hot/smithrealty

2.	Additional Guidelines for Selection of Internet Addresses When creating your Internet address, please carefully follow these guidelines, which prohibit your use of certain words.

A.	Do not create an Internet address which includes a city, state or territorial identifier. Incorrect examples include, but are not limited to:

http://www.coldwellbankervirginia.com
http://www.coldwellbankernj.com
http://www.coldwellbankermass.com
http://www.coldwellbankercwest.com
http://www.cbapplachia.com
http://www.cbtennessee1.com
http://www.cbnocal.com

INTERNET STANDARDS

B.	Do not create an Internet address which confuses your identity with Coldwell Banker Real Estate Corporation or which is confusingly similar to any of the trademarks, service marks or slogans owned by the Franchisor. Incorrect examples include, but are not limited to:

http://www.coldwellbankerpersonalretriever.com
http://www.coldwellbankerconcierge.com
http://www.coldwellbankercompany.com
http://www.cbuniversity.com
http://www.coldwellbankeronline.com
http://www.coldwellbankerrealty.com

C.	Do not create an Internet address which may lead to confusion as to the identity of your COLDWELL BANKER® Franchise and/or other real estate brokerage offices. Incorrect examples include, but are not limited to:

http://www.century21broker.com http://www.realtornar.com http://www.realtyisus.com http://www.coldwellbankerprudential.com http://www.cbremax.com http://www.bobrealtor.com

D.	Do not create an Internet address that references CB instead of COLDWELL BANKER. Incorrect examples include, but are not limited to:

http://www.cbunrealty.com http://www.cbsuperior.com http://www.cbrealty.com.com http://www.cbsmith&son.com http://www.cbultimate.com

ONCE YOU OBTAIN AN INTERNET ADDRESS, PLEASE INFORM COLDWELL BANKER REAL ESTATE CORPORATION OF THE EXACT CONFIGURATION OF THE INTERNET ADDRESS YOU HAVE SELECTED BY SENDING A COPY OF YOUR ADDRESS TO:

COLDWELL BANKER REAL ESTATE CORPORATION ATTN: DIRECTOR ELECTRONIC MARKETING 1 CAMPUS DRIVE PARSIPPANY, NJ 07054

GENERAL

Please remember, the Internet is just another medium in which the COLDWELL BANKER Marks must be presented in a consistent manner. Additionally, all communications on the Internet which include the Logo and/or Company Name must include the Minimum Required Disclaimer, “Each Office Is Independently Owned And Operated” or approved substitute for NRT offices. (See page four.)

Each Franchisee is solely responsible for the information and other content which such Franchisee chooses to make available on COLDWELLBANKER.COM, any home page or other online service. Accordingly, each Franchisee should consider carefully what information and other content is permissible to be reproduced and displayed in accordance with applicable trademark, copyright, patent and other laws. In addition, each Franchisee must adhere to all restrictions (including COLDWELL BANKER System restrictions and applicable local laws) governing the accuracy and presentation of advertising and the promotion of its business on the online services and the Internet.

SPECIAL MARKETS
REPRODUCTION OF THE MARKS: COLDWELL BANKER® Special Markets Guidelines

The following are basic guidelines for the application of the COLDWELL BANKER® Special Markets Marks. This includes instructions on correct usage of the Marks and color specifications.

The COLDWELL BANKER Special Markets consist of the following: New Homes, University Markets, Military Markets and Vacation Homes. All of the logos in the COLDWELL BANKER Special Markets section of this manual have the same specifications, treatments and usage rules. To illustrate the various uses of all of these logos within specific applications, the COLDWELL BANKER New Homes logo will be shown.

THE CORRECT LOGO. The COLDWELL BANKER Special Markets Marks must be used exactly as indicated in these guidelines. The proper Mark consists of a PMS 280 rectangular field with the words “COLDWELL BANKER,” The COLDWELL BANKER “bug” design, the ruled line and the Special Markets category in a custom-designed typestyle, in white letters. The Mark may be represented in blue or in black on white.

It is essential that the correct color PMS 280 blue be used. Please see page 9 in the 6/01 Coldwell Banker Residential Identity Standards Manual for color specifications.

The color blue is always the same. The shape, or aspect ratio (relationship of height to width), of the blue field is always the same. The spacing and placement of the words “COLDWELL BANKER,” Special Markets category and the COLDWELL BANKER “bug” design are always the same within the blue field. The color, the aspect ratio of the Mark and the relationships within the Mark shall not be altered regardless of the application or the size of the Mark within the application.

It is the uniqueness of each of these elements and the way they have been assembled into a unit that give the COLDWELL BANKER Special Markets Marks their distinctive character. In virtually all applications a minimum of 2 grid units white space surrounds the blue field of the Mark and shall always be maintained. (See page 8 in the 6/01 Coldwell Banker Residential Identity Standards Manual)

The “CB” design or “bug” shall NEVER be used by itself outside of the Mark, as those letters are trademarked by another company.

     [COLDWELL BANKER NEW HOMES LOGO]

     [COLDWELL BANKER MILITARY MARKETS LOGO]

     [COLDWELL BANKER VACATION HOMES LOGO]

     [COLDWELL BANKER UNIVERSITY MARKETS LOGO]

     [COLDWELL BANKER NEW HOMES LOGO]
     COLDWELL BANKER
     SMITH REALTY

Note: Whenever using one of these logos, the COLDWELL BANKER name must preceed your company name as illustrated.

SPECIAL MARKETS
Trademark Format With Your Company Name

TRADEMARK USE WITH YOUR COMPANY NAME. The COLDWELL BANKER® Special Markets Trademarks are never to be used alone without your company name. Your company name should be centered directly under the logo with a rule underneath as shown. Downloadable versions of approved Coldwell Banker logos can be accessed through the Links/Downloads section of CBNet at http://cbnet.coldwellbanker.com.

The words COLDWELL BANKER must preceed “your company name” when using any Special Markets logo. Your company name or DBA is always typeset in BERKELEY OLDSTYLE BOLD in all caps. Although it is recommended that Berkeley Oldstyle Bold is used for printed materials, Times New Roman Bold may be substituted if Berkeley Oldstyle Bold is not available. The length of each line cannot exceed the width of the logo, and the complete company name cannot be more than three lines.

     [COLDWELL BANKER NEW HOMES LOGO]
     COLDWELL BANKER
     SMITH REALTY

The COLDWELL BANKER New Homes logo is shown here AS an example of a coldwell banker special markets logo. Any of the Special Markets logos can be substituted for the COLDWELL BANKER New Homes logo shown here.

Many common items such as stationery, yard signs and personal promotion literature can only be purchased with company-specific, imprinted information. Certain other items such as postcards, mailers or ad shells must be self-imprinted by the user or, when utilizing brochures or preprinted presentation materials that offer a die cut feature for insertion of a business card, you must avail yourself of this feature to ensure that your company name is displayed in the document.

Your company name must be pre-approved by COLDWELL BANKER, should provide clear identity and should never cause confusion with other offices or firms, or imply national scope. For example:

National Real Estate, Colorado Realty or United States Real Estate Associates would be inappropriate and confusing when used as your company name along with a COLDWELL BANKER Special Markets Trademark.

The Minimum Required Disclaimer line (see page four) must always appear in upper and lower case Helvetica Regular type style each time your company name appears in conjunction with the COLDWELL BANKER name or the Corporate Mark.

OUTSIDE OF THE UNITED STATES. It is suggested that your company name or DBA should always include the words “Real Estate” or “Realty.”

EXTERIOR BUILDING SIGNS. For specifications contact your Director of Regional Marketing.

SPECIAL MARKETS
REPRODUCTION OF THE MARKS: COLDWELL BANKER® Special Markets Logo Guidelines

TRADEMARKS REPRODUCTION. The COLDWELL BANKER® Special Markets Marks shall always be reproduced photographically from a high quality reproduction proof designed for that purpose. It shall never be drawn freehand. Downloadable versions of approved COLDWELL BANKER logos can be accessed through the Links/Downloads section of CBNet at http://cbnet.coldwellbanker.com.

For large scale reproduction of a COLDWELL BANKER Special Markets Trademark (such as office building signs), strict adherence to proportionally sized enlargements is required. The blue field must maintain a 1.0 to 2.233 ratio of height to width.

The Scaling Grid below provides the correct space relationships for all elements of the Mark. This Scaling Grid should be used as a guide for scaling the Mark up or down in size and for verifying the correctness of reproductions.

In general, a minimum of two (2) Grid Units of space or air shall be maintained around all four sides of the Mark except when specifically noted otherwise in this Identity Manual.

When the Mark is used against a tinted background, a margin of white space (minimum two (2) Grid Units) is required around all four sides. No copy or graphic element shall be contained within this space.

[COLDWELL BANKERS NEW HOMES LOGO]

ASPECT RATIO
1.0 to 2.233 (30 Grid Units to 67 Grid Units).

A correct Mark is 30 Grid Units in height and 67 Grid Units in width. The correctness of the aspect ratio may be verified by measuring the height of the field and multiplying it by 2.233. The result should equal the width.

Letter height is 7 Grid Units, except the K, which is 8 1/2 Grid Units.

Special Markets Type height is a maximum of 4 Grid Units.

All measurements are in Grid Units.

The Scaling Grid provides the correct size and spacing relationships for all elements of the Mark.

IMPORTANT NOTE: These displays are for demonstration only.

THE SCALING GRID SHOULD NEVER BE REPRODUCED AS PART OF THE MARK!

REPRODUCTION OF THE MARK
PROPER USAGE. By adhering to the proper usage, you can project a consistent image of the COLDWELL BANKER® Special Markets Marks building our brand and a higher level of awareness that will bring more customers through your door. Please note the correct treatment of our logo.

WRONG		RIGHT
[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	The Mark should be 100% PMS 280 blue or black for the background with the letters in white, not textured, highlighted, shaded or in some color or effect.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	The Mark should be white type knocked out of PMS 280 blue or black.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO]	Never stretch or condense the Mark. The width should equal 2.233 times the height.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO]	The Mark should be no smaller than 1” in width.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	Do not decorate the Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	The Mark should not be placed on an angle.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	Use a white rule when putting the Mark against a colored or textured background. Always maintain the specified margin (2 grid units) of space around all sides of the Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated. EXCLUSIVE AGENT	Copy should not be superimposed over the Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

SPECIAL MARKETS
REPRODUCTION OF THE MARK: Proper Usage

WRONG		RIGHT
[LOGO]	The COLDWELL BANKER® “bug” design must be contained in the approved Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

SMITH & SMITH SMITH REALTY [COLDWELL BANKER NEW HOMES LOGO]	When using any of the COLDWELL BANKER Special Markets logos, your DBA must be preceeded by the words COLDWELL BANKER and placed directly under the Mark, centered and not extended past either edge of the blue field.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.	Your DBA should be set in all caps in Berkeley Oldstyle Bold or Times New Roman Bold typeface. DBA and disclaimer should not exceed width of Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

MARY SMITH [COLDWELL BANKER NEW HOMES LOGO] 100 MAIN STREET ANYTOWN, USA (000) 123-4567 Each Office Is Independently Owned And Operated.	Your DBA is the only copy permitted directly under the Mark and no copy may appear directly over the Mark.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

CALL SMITH & SMITH REALTY AT (000) 123-4567	The company name must be preceded by “COLDWELL BANKER” (applies to both Mark and text usage).	Call COLDWELL BANKER Smith & Smith Realty at (000) 123-4567

[SEE THESE 40 COLDWELL BANKER OPEN HOUSES NEW HOMES LOGO]	The COLDWELL BANKER custom typeface and the Special Markets custom typeface should not be used in headlines or body copy.	[COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY Each Office Is Independently Owned And Operated.

PROMOTION AND SALES [TOOLS FOR COLDWELL BANKER NEW HOMES LOGO] COLDWELL BANKER SMITH REALTY	Do not use the COLDWELL BANKER Special Markets Marks as a copy element.	PROMOTION AND SALES TOOLS FOR COLDWELL BANKER® SYSTEM

YOUR NAME Title Title

[COLDWELL BANKER NEW HOMES LOGO]	123 MAIN STREET CITY, ST 12345-6789

COLDWELL BANKER SMITH & SMITH & SMITH REALTY	BUS (000) 123-4567 FAX (000)123-4567 DIRECT (000) 123-4567 CELL (000)123-4567 yourname@coldwellbanker.com

LETTERHEAD (STANDARD)

SIZE. 81/2” x 11”.

PAPER. Neenah Bond 25% cotton fiber, cockle finish, White, Sub. 20 or the equivalent in finish, color and weight.

TRADEMARK SIZE. 1.737” x .794”, lithographed in COLDWELL BANKER® Blue ink (PMS 280). See page 9 for color specifications.

YOUR COMPANY NAME. 13 pt. Berkeley Bold, all upper case, positioned below and centered under the logo using one to three lines not extending past right side of mark. Lithographed in black ink. The .5 pt. ruled line is black and is 3/64” from the baseline of your DBA.

YOUR NAME. 9 pt. Berkeley Bold, 9 pt. leading, all upper case, lithographed in black ink, positioned flush right above the rule.

YOUR TITLE. 8 pt. Berkeley Medium, 9 pt. leading, upper and lower case, lithographed in black ink, positioned flush right above the rule.

YOUR COMPANY ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, all upper case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR PHONE NUMBERS. 8 pt. Berkeley Medium, 8.7 pt. leading, all upper case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

YOUR EMAIL ADDRESS. 8 pt. Berkeley Medium, 8.7 pt. leading, all lower case, lithographed in black ink. Position flush right, with the right edge of the horizontal rule, as shown in the illustration.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer, as shown on page four, must be positioned at the bottom of the letterhead, centered, in 9 pt. Helvetica Light Condensed, upper and lower case, lithographed in black ink.

APPROVED SYMBOLS. The Realtor®Mark, MLS Mark, or a combination of Realtor®/MLS Mark may be positioned in the lower right corner, lithographed in black ink. An award symbol is optional for those who qualify.

[COLDWELL BANKER NEW HOMES LOGO]

COLDWELL BANKER
SMITH & SMITH &
SMITH REALTY

YOUR NAME
123 MAIN STREET
CITY, ST 12345

ENVELOPE (STANDARD)

SIZE. No. 10. 4 1/8” x 9 1/2”.

PAPER. Neenah Bond 25% cotton fiber, cockle finish, White, Sub. 20 or the equivalent in finish, color and weight.

TRADEMARK SIZE. 1.371” x .618” lithographed in COLDWELL BANKER PMS 280 (blue ink).

YOUR COMPANY NAME. 10 pt. Berkeley Bold, all upper case, position below and centered with logo using one to three lines not extending past right side of Mark. Lithographed in black ink. The .5 pt. ruled line is black and is 3/64” from the baseline of your DBA.

YOUR NAME. 6.5 pt. Berkeley Bold, all upper case, lithographed in black ink, positioned flush left below the logo.

YOUR COMPANY ADDRESS. 6.5 pt. Berkeley Medium, all upper case, lithographed in black ink, positioned flush left below the logo.

Each Office Is Independently Owned And Operated

[MLS LOGO]

SPECIAL MARKETS
COLDWELL BANKER ® Standard Logo Business Card Without Photo

The example shown illustrates the approved format for business cards. These items may be ordered from Merrill Corporation.

BUSINESS CARD — WITHOUT PHOTO

MASTER FORMAT. A master format is provided for those items that are consistent for all non-photo business cards. Printing may only appear on one side of the card.

TRADEMARK. Use exactly as shown on Master Format.

SIZE. 3 1/2” X 2”.

PAPER. Productolith Cover, 100 lb. or the equivalent in finish, color and weight.

INDIVIDUAL NAME. 9 pt. Berkeley Oldstyle Black, all upper case.

INDIVIDUAL TITLE. 7.5 pt. Berkeley Oldstyle Medium, upper and lower case.

PROFESSIONAL DESIGNATION. 9 pt. Berkeley Oldstyle Bold, all upper case following the individual name and separated from the name by a comma and a space. The following designations may be used by those persons entitled to use them: GRI, CPM, CCIM, CRS, CCPS, CRB, MAI, CRP and AMO.

INDIVIDUAL PHONE NUMBERS.
8 pt Berkeley Oldstyle Black, all upper case.

INDIVIDUAL EMAIL ADDRESSES.
8 pt. Berkeley Oldstyle Medium, lower case.

YOUR COMPANY NAME. 10 pt. Berkeley Oldstyle Bold, all upper case. Centered under the logo using up to three lines of type and not to extend beyond either edge of the Mark.

YOUR COMPANY ADDRESS. 7 pt. Berkeley Oldstyle Medium, all upper case. Position below and flush with the left edge of the lower ruled line as illustrated.

YOUR COMPANY WEB SITE ADDRESS. 7.5 pt. Berkeley Oldstyle Black, lower case. Position below and flush with the left edge of the Company Address.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, or a combination of Realtor®/MLS Mark may be positioned in the lower left corner. An award symbol is optional for those who qualify. Symbols, insignias or Marks that are unrelated to the real estate profession are prohibited. There is a limit of three symbols on non-photo cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer as shown on page four must appear at the bottom of the card, positioned flush left with the left edge of the ruling in 5 pt. Helvetica Regular, upper and lower case.

INK COLORS. Print COLDWELL BANKER® PMS 280 Blue and black. COLDWELL BANKER Blue is used for the COLDWELL BANKER Mark and the two ruled lines running horizontally across the length of the business card. All else prints black. (See page 9 for color specifications.)

MASTER FORMAT — POSITIONING AND TYPE SPECS

[PICTURE]

Individuals Name.	9 pt. BerkOldsty Blk
Professional Designation.	9 pt. BerkOldsty Bd
2 Titles.	7.5 pt. BerkOldsty Md
3 Titles.	5.5 pt. BerkOldsty Mdlt
Phones.	8 pt. BerkOldsty Blk
Individual’s Email.	8 pt. BerkOldsty Md
Company Name.	10 pt. BerkOldsty Bd
Address	7 pt. BerkOldsty Md
Website.	7.5 pt. BerkOldsty Blk
Disclaimer.	5 pt. Helvetica

COLDWELL BANKER MORTGAGE
REPRODUCTION OF THE MARK: COLDWELL BANKER® Mortgage Guidelines

The following are basic guidelines for the application of the COLDWELL BANKER® Mortgage Mark. This includes instructions on correct usage of the Mark and color specifications.

THE CORRECT LOGO. The COLDWELL BANKER Mortgage Mark must be used exactly as indicated in these guidelines. The proper Mark consists of a PMS 280 rectangular field with the words “COLDWELL BANKER”. The COLDWELL BANKER “bug” design, and the word “Mortgage” in a custom-designed typestyle, in white letters. The Mark may be represented in blue or in black on white.

It is essential that the correct color blue be used. Please see page 9 for color specifications.

The color blue (PMS 280) is always the same. The shape, or aspect ratio (relationship of height to width), of the blue field is always the same. The spacing and placement of the words “COLDWELL BANKER MORTGAGE” and the COLDWELL BANKER “bug” are always the same within the blue field. The color, the aspect ratio of the Mark and the relationships within the Mark shall not be altered regardless of the application or the size of the Mark within the application.

In virtually all applications a minimum of white space surrounds the blue field of the Mark and shall always be maintained.

In certain reigions of the country, COLDWELL BANKER offices identify this mortgage as Cendant Mortgage. In those cases please contact Cendant Mortgage for proper logo specifications.

THE COLDWELL BANKER “BUG” DESIGN SHALL NEVER BE USED BY ITSELF OUTSIDE OF THE MARK, AS THOSE LETTERS ARE THE TRADEMARK OF ANOTHER COMPANY.

TRADEMARK USE WITH YOUR COMPANY NAME. The COLDWELL BANKER MORTGAGE Mark is intended for use by those affiliates who have formed a relationship with Cendant Mortgage to offer and promote residential mortgage services to consumers. Since these services are, in fact, provided by Cendant Mortgage and not the COLDWELL BANKER Affiliate, the positioning of an affiliate company name or DBA directly under the logo is not permitted. The COLDWELL BANKER MORTGAGE Mark must stand alone in all advertising and promotional materials. However, it is permitted (and recommended) to use the standard COLDWELL BANKER Mark together with an affiliate company name or DBA elsewhere in the document or advertisement.

REQUIRED DISCLOSURE. Cendant Mortgage utilizes a standard disclaimer in all of its promotional materials and it is automatically included. When creating new materials that include the COLDWELL BANKER MORTGAGE Mark at the local level, you must include the required disclaimer. Contact Cendant Mortgage for exact disclaimer language and prior copy approval.

LOGO USAGE IS NOT PERMITTED WITHOUT PRIOR APPROVAL OF THE MARKETING PIECE FROM COLDWELL BANKER MORTGAGE’S MARKETING AND LEGAL DEPARTMENTS. PLEASE CONTACT COLDWELL BANKER MORTGAGE’S CREATIVE MANAGER, CHRISTIAN BLASBERG, AT 856-917-9337, OR EMAIL TO CHRISTIANVONN.BLASBERG@MORTGAGEFAMILY.COM FOR INSTRUCTIONS ON SUBMITTING MATERIALS FOR APPROVAL.

MORTGAGE LOGO

[COLDWELL BANKER MORTGAGE LOGO]

COLDWELL BANKER MORTGAGE
REPRODUCTION OF THE MARK: COLDWELL BANKER® Mortgage Logo Guidelines

TRADEMARK REPRODUCTION. The COLDWELL BANKER® Mortgage Mark shall always be reproduced photographically from a high-quality reproduction proof designed for that purpose. It shall never be drawn freehand.

For large scale reproductions of a COLDWELL BANKER Mortgage Trademark (such as office building signs), strict adherence to proportionally sized enlargements is required. The blue field must maintain a 1.0 to 2.233 ratio of height to width.

The Scaling Grid below provides the correct space relationships for all elements of the Mark. This Scaling Grid should be used as a guide for scaling the Mark up or down in size and for verifying the correctness of reproductions.

In general, a minimum of two (2) Grid Units of space or air shall be maintained around all four sides of the Mark except when specifically noted otherwise in this Identity Manual.

When the Mark is used against a tinted background, a margin of white space (minimum two (2) Grid Units) is required around all four sides. No copy or graphic element shall be contained within this space.

[COLDWELL BANKER MORTGAGE LOGO]

ASPECT RATIO
1.0 to 2.233 (30 Grid Units to 67 Grid Units).

A correct Mark is 30 Grid Units in height and 67 Grid Units in width. The correctness of the aspect ratio may be verified by measuring the height of the field and multiplying it by 2.233. The result should equal the width.

Letter height is 7 Grid Units, except the K, which is 8 1/2 Grid Units.

Mortgage Type height is 4 Grid Units.

All measurements are in Grid Units.

The Scaling Grid provides the correct size and spacing relationships for all elements of the Mark.

IMPORTANT NOTE: These displays are for demonstration only.

THE SCALING GRID SHOULD NEVER BE REPRODUCED AS PART OF THE MARK!

REPRODUCTION OF THE MARK
COLDWELL BANKER PREVIEWS INTERNATIONAL® Program Logo Guidelines

The following are basic graphic guidelines for the application of the COLDWELL BANKER PREVIEWS INTERNATIONAL® program logo. This includes instructions on correct usage of the logo and color specifications. These elements are the heart of the COLDWELL BANKER PREVIEWS INTERNATIONAL Program identity, and correct and consistent applications are essential. Inconsistent use jeopardizes our legal right to exclusive use of the logo.

THE CORRECT LOGO. The COLDWELL BANKER PREVIEWS INTERNATIONAL program logo must be used exactly as indicated in these guidelines. It is the uniqueness of each element of the logo, and the way it has been assembled into a unit, that gives the COLDWELL BANKER PREVIEWS INTERNATIONAL logo its distinctive character.

OPTIONAL LOGO USAGE. In special instances such as folders, the COLDWELL BANKER PREVIEWS INTERNATIONAL logo can print in white with gray (PMS Cool Gray #5) on rules and dingbats without the oval only if it is reversed out on a blue (PMS 280) background.

FOR PRINT APPLICATIONS. The mark consists of an oval background with the words “COLDWELL BANKER PREVIEWS INTERNATIONAL” reversed out in white letters. PMS 280 is to be used for the Blue oval, the type is knocked out in white and the bars, outer oval and dingbats print in Cool Gray #5.

The relationship of height to width of the logo is always the same. The size, spacing and placement of the words and oval are always in the same relationship within the oval. The color and the relationships within the logo shall not be altered regardless of the application or the size of the logo within the application.

The “Previews” lettering shall never be used by itself outside of the logo. The words “International” and “COLDWELL BANKER” are always included in the logo as one unit.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]

The correct Previews Mark to be used on all
applications except stationery.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]

The Correct Previews Mark For Yard Signs Only.

[COLDWELL BANKER PREVIEWS INTERNATIONAL® LOGO]

The Correct Previews Mark to be used on all
stationery and special applications.

REPRODUCTION
Color Specifications for COLDWELL BANKER PREVIEWS INTERNATIONAL® Program Logo

REPRODUCTION. The COLDWELL BANKER PREVIEWS INTERNATIONAL® logo shall always be reproduced photographically from a high quality reproduction proof, an approved computer disk or film designed for that purpose. It shall never be drawn free-hand, or recreated via any computer graphics programs.

When the logo is used against a non-white background, or printed against a photograph, the background or photo should not show through the letters in the COLDWELL BANKER PREVIEWS INTERNATIONAL type of the logo. It is important to always have a white border around the logo to separate it from the background.

The exceptions to this are when the logo is printed on white stock.

In general, when the logo is used against a background other than white, a margin of white space shall be maintained around all of the logo. No copy or graphic element shall be contained within this space.

[COLDWELL BANKER PREVIEWS INTERNATIONAL® LOGO]

Shown in PMS 280 and Cool Gray #5

SIZE. There are two logo sizes: the large version is for logo applications larger than 2 1/2” in width. The small version is for applications of logos 1” to 2 1/2"' in width. In order to protect visual clarity, the logo should never be reproduced smaller than 1” in width.

TRADEMARK USE WITH YOUR COMPANY NAME. When electing to use the COLDWELL BANKER PREVIEWS INTERNATIONAL Trademark in advertising, property flyers, personal promotion literature or other print applications, you must include your complete company name (Coldwell Banker Smith & Smith Realty) somewhere on the document. It is NOT mandatory to place your DBA close to the COLDWELL BANKER PREVIEWS INTERNATIONAL Mark but it must be prominently positioned.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]

IMPORTANT NOTE: SOME STATE LAWS REQUIRE THE TYPE OR SIZE OR PROMINENCE OF THE SALES ASSOCIATE’S NAME IN ADVERTISING MUST BE SMALLER THAN THAT TYPE OF THE OFFICE NAME. IN THOSE STATES, FRANCHISEES SHOULD WORK WITH THEIR WITH THEIR AFFILIATE SERVICE MANAGER AND APPROVED SUPPLIERS TO ADAPT THE SPECS RELATED TO THE SIZE OF THESE TWO ELEMENTS IN ORDER TO COMPLY WITH THOSE LAWS.

COLOR SPECIFICATIONS FOR PRINT. It is always preferable to show the logo in color, as it was designed to be used in a 2-color format. The words “COLDWELL BANKER PREVIEWS INTERNATIONAL” should always be printed in white. The rules and dingbats always print in Cool Gray #5, and background oval in PMS 280.

The blue and gray colors represented in these guidelines are not intended to match the PANTONE® Color Standard. For PANTONE® Color Standard, refer to the current editions of the PANTONE® Color Publications.

ONE-COLOR (B/W) USES: When printing in one color, for print media or internal documents, the logo can be printed in black and white.

4/C PROCESS: When specifying four-color printed work (magazine ads and brochures), it may be desirable, for cost reasons, to use standard AAAA process colors rather than a matched PANTONE® color for the logo. Here is further information on process colors:

When printing on either enamel coated or uncoated paper stocks, PANTONE® 280 blue can be approximated by specifying 100% cyan, combined with 72% magenta and 18% black. PANTONE® Cool Gray #5 can be approximated by specifying 34% standard AAAA black. PMS 280 and Cool Gray #5 colors should always be matched as closely as possible.

PAINT. Specify that paint be mixed to match PANTONE® 280 blue and Cool Gray #5 precisely.

COLOR SPECIFICATIONS FOR EMBROIDERY. The words “COLDWELL BANKER PREVIEWS INTERNATIONAL® and the ® symbol should be embroidered in white thread. The rules and dingbats should be stitched in gray to match PMS Cool Gray #5 and oval in blue thread to match PMS 280 precisely.

EXTERIOR BUILDING SIGNS. USE of the COLDWELL BANKER PREVIEWS INTERNATIONAL® Building Sign requires prior permission from the Director of Special Markets, Coldwell Banker Real Estate Corporation.

* PANTONE® is a registered trademark of pantone Inc.

REPRODUCTION
Improper Uses of COLDWELL BANKER PREVIEWS INTERNATIONAL® Program Logo

THE FOLLOWING ARE EXAMPLES OF IMPROPER USES AND TECHNIQUES THAT VIOLATE PROPER REPRODUCTION OF THE LOGO:

DO NOT DO ANY OF THE FOLLOWING!	DO NOT use the stylized word “Previews” by itself.

DO NOT alter the relative size of the elements within the logo.	PREVIEWS

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]	DO NOT reverse the colors of the logo.

DO NOT reduce the logo smaller than 1” in width. It will not reproduce satisfactorily.	[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO] DO NOT use the logo without the word “International”.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO] DO NOT convert any part of the logo to lines or other screen patterns. Always print the logo in solid ink.	[COLDWELL BANKER PREVIEWS LOGO] DO NOT use the logo without the words “COLDWELL BANKER”.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]	[PREVIEWS INTERNATIONAL LOGO]

DO NOT place the logo at an angle. [COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]	DO NOT reproduce the logo with other than a blue (PMS 280) background. [COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]

DO NOT superimpose on or affix anything to the logo which will cover up any portion of it.	DO NOT use any other copy in conjunction with the logo.

[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO]	[COLDWELL BANKER PREVIEWS INTERNATIONAL LOGO] Fine Real Estate Properties

BUSINESS CARDS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Standard Business Cards

BUSINESS CARD — STANDARD

MASTER FORMAT. A master format is provided for those items that are consistent for all non-photo business cards. Printing may only appear on one side of the card.

TRADEMARK. Use exactly as shown on Master format.

SIZE 3 1/2” x 2”. For

Standard Business card.

PAPER. Sundance.

INDIVIDUAL NAME. 10 pt. Berkeley Bold, Track 10, caps and small caps.

INDIVIDUAL PHONE NUMBERS. 7 pt. Berkeley Book, upper and lower case.

PROFESSIONAL DESIGNATION. 7 pt. Berkeley Book, upper and lower case. Professional designations such as GRI, CPM, CCPS, CCIM, ARM, ALC, CRE, CRS, CRB, CRP and AMO may be used by those persons entitled to use them.

INDIVIDUAL TITLE. 8 pt. Berkeley Book, Track 10, caps and small caps.

INDIVIDUAL EMAIL. 5 pt. Berkeley Book, all lower case.

YOUR COMPANY NAME. 8 pt. Berkeley Bold, Track 10, caps and small caps.

YOUR COMPANY ADDRESS. 7 pt. Berkeley Book, Track 10, upper and lower case. Your company address always follows your company name.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark, combination of Realtor®/MLS mark or local Board symbol may be positioned along the bottom left corner. An award symbol is optional for those who qualify. Symbols or insignias that are unrelated to the real estate profession are prohibited. There is a limit of two symbols on COLDWELL BANKER PREVIEWS INTERNATIONAL® cards.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, as indicated below, must always appear at the bottom of the card, positioned in center, in 5 pt. Berkeley Book, upper and lower case. The disclaimer for the Affilate version must read: Each Office Is Independently Owned And Operated. The disclaimer for the NRT version must read: Owned And Operated By NRT, Inc.

INK COLORS. Print COLDWELL BANKER PREVIEWS INTERNATIONAL®, in PMS 280 Blue, and the rules and dingbats in Cool Gray #5.

MASTER FORMAT — POSITIONING AND TYPE SPECS

[COLDWELL BANKER PREVIEWS PICTURE]

LETTERHEAD
COLDWELL BANKER PREVIEWS INTERNATIONAL® Standard Letterhead

SIZE. 8 1/2“x 11”.

PAPER. Sundance.

TRADEMARK SIZE. 1 1/2” x 1 1/4”, lithographed in COLDWELL BANKER® Blue ink (PMS 280) with Gray (PMS Cool Gray #5).

YOUR COMPANY NAME. 8 pt. Berkeley Bold, caps and small caps, Track 10 centered. Lithographed in Blue (PMS 280).

YOUR COMPANY ADDRESS. 7 pt. Berkeley Book, upper and lower case. Lithographed in Blue (PMS 280).

PROFESSIONAL DESIGNATION. 7 pt. Berkeley Book, upper and lower case. Professional designations such as GRI, CPM, CCPS, CCIM, ARM, ALC, CRE, CRS, CRB, CRP, MAI and AMO may be used by those persons entitled to use them.

APPROVED MARKS OF OTHERS. The Realtor® Mark, MLS Mark or a combination of Realtor®/MLS mark may be positioned in the lower right corner, lithographed in black ink. An award symbol is optional for those who qualify. See the Merrill Corporation Catalog. Symbols or insignias that are unrelated to the real estate profession are prohibited.

[PICTURE]

ENVELOPE
COLDWELL BANKER PREVIEWS INTERNATIONAL® Standard Envelope

SIZE. No. 10.4 1/8” x 9 1/2”

PAPER. Sundance.

TRADEMARK SIZE. 1 5/16” x 1 1/8”, lithographed in COLDWELL BANKER Blue (PMS 280) ink with Gray (PMS cool Gray #5).

YOUR COMPANY NAME. 8 pt. Berkeley Bold, Track 10, caps and small caps. Center on back flap as shown on one line.

YOUR COMPANY ADDRESS. 7 Pt. Berkeley Book, upper and lower case following the company name on the same line centered on back flap.

[PICTURE]

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Logo

YARD SIGNS. The examples shown illustrate the approved colors and formats for COLDWELL BANKER PREVIEWS INTERNATIONAL® residential yard signs. The color blue to be used is PMS 280, and all type and rules in the oval are white.

The standard post version is 24 inches wide. The premium post version is 30 inches wide.

YOUR COMPANY NAME. Your company name is to appear in Berkeley Oldstyle Black typestyle as shown, reproduced in blue (PMS 280) and positioned on the sign rider, or main panel respectively, as shown. The Coldwell Banker Previews International rider provides space for display of your company name and, if desired, the Sales Associate’s name and phone number.

IMPORTANT NOTE: SOME STATE LAWS REQUIRE THE TYPE OR SIZE OR PROMINENCE OF THE SALES ASSOCIATE’S NAME IN ADVERTISING MUST BE SMALLER THAN THAT TYPE OF THE OFFICE NAME. IN THOSE STATES, FRANCHISEES SHOULD WORK WITH THEIR WITH THEIR AFFILIATE SERVICE MANAGER AND APPROVED SUPPLIERS TO ADAPT THE SPECS RELATED TO THE SIZE OF THESE TWO ELEMENTS IN ORDER TO COMPLY WTH THOSE LAWS.

REQUIRED DISCLAIMER. The Minimum Required Disclaimer line, as indicated below, must always appear on the lower portion of the sign rider or main panel respectively, in Berkeley Oldstyle Bold caps and lower case. The disclaimer for the Affiliate version must read: Each Office Is Independently Owned And Operated. The disclaimer for the NRT version must read: Owned And Operated By NRT Incorporated.

NOTE: No symbols, slogans or other verbiage is to appear on yard signs except where required by local laws. Any variations from the above specifications must be submitted to your Regional Office in writing for approval by the Coldwell Banker Real Estate Corporation Marketing Department. Outside of the United States, contact the International Services Director at the Corporate Office.

[PICTURE] Two Piece With Rider	[PICTURE] One Piece

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Standard Post — Two Piece

[PICTURE]

NOTE: If your DBA extends beyond the amount of lines of copy indicated on the sign rider above, you will need to add 1” for each additional line to the height of the sign rider.

* Dimensions are in inches.

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Premium Post — Two Piece

[PICTURE]

NOTE If your DBA extends beyond the amount of lines of copy indicated on the sign rider above, you will need to add 1” for each additional line to the height of the sign rider.

*	Dimensions are in inches.

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Standard Post — One Piece

[PICTURE]

*	Dimensions are in inches.

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL® Premium Post — One Piece

[PICTURE]

*	Dimensions are in inches.

YARD SIGNS
COLDWELL BANKER PREVIEWS INTERNATIONAL®
DBA Samples for 2, 3 line and non-agent DBAs.

[PICTURE] 2 LINE DBA STYLE	[PICTURE] 3 LINE DBA STYLE	[PICTURE] 1 LINE DBA WITHOUT AGENT NAME

ONE PIECE

[PICTURE] 2 LINE DBA STYLE	[PICTURE] 3 LINE DBA STYLE	[PICTURE] 1 LINE DBA WITHOUT AGENT NAME

TWO PIECE

ADVERTISING
Guidelines

It’s easy to make sure you’re using the COLDWELL BANKER® Corporate Identity to your best advantage. These are the basic components that make up the COLDWELL BANKER Corporate Identity:

AFFILIATE

The COLDWELL BANKER Mark.	[COLDWELL BANKER LOGO]

Affiliate DBA.	SMITH & SMITH SMITH & SMITH & SMITH REALITY

Minimum Required Disclaimer.	Each Office Is Independently Owned And Operated.

NRT INCORPORATED

The COLDWELL BANKER Mark.	[COLDWELL BANKER LOGO]

NRT DBA (or approved substitute).	RESIDENTIAL BROKERAGE

Minimum Required Disclaimer.	Owned And Operated by NRT Incorporated

When advertising or communicating with the public, usage of the mark must conform to the following guidelines:

1.	All logo formats in this identity section must be used as they are shown. No logo may be less than 5/8” wide.

2.	The Mark should be reproduced for external use in only COLDWELL BANKER Blue (100% PMS 280). If this is not possible the entire Mark should be reproduced in black.

3.	The Mark should always appear in the bottom right-hand corner of a printed piece or ad.

[PICTURE]

ADVERTISING
Display Ads, Logo Component Specifications

In The United States

Recommended Formats:

The following are recommended formats for the Corporate Mark. Please follow the correct styles outlined below.

[PICTURE]

Outside The United States:

Use the recommended formats above, or choose one of the following:

[PICTURE]	[PICTURE]

ADVERTISING
Homes Magazine and Classified Scatter Ads Logo Component Specifications

HOMES MAGAZINE
The following formats can be used to maximize the size of the Corporate Mark when using banner headings. Maximum copy length of affiliate DBA is not to exceed length of the Mark. The maximum height of the letters for the affiliate DBA is to be equal to the letter height of letters of Coldwell Banker in the Mark. THE FORMATS MAY NOT BE ALTERED OR MODIFIED IN ANY WAY.

ONE-LINE DBA

[PICTURE]

TWO-LINE DBA

[PICTURE]

THREE-LINE DBA

[PICTURE]

SCATTER ADS

TRADEMARK PERMITTED

In all classified advertising where the publication permits company Trademarks, the appropriate format shall be used, as large as space and dollars allow. Classified ad costs may be contained by putting more than one property targeted to the same audience in each ad.

The Minimum Required Disclaimer, as shown on page four, must always appear to give your office the proper identification. The examples below show the U.S. disclaimer.

The Mark should never be less than 1” inch wide.

ONE COLUMN	TWO COLUMN
[PICTURE]	[PICTURE]

TRADEMARKS NOT PERMITTED

In a classified section that prohibits company Trademarks, the name “COLDWELL BANKER” should be set in bold, all caps, in a style as similar to Helvetica Medium as possible.

The Minimum Required Disclaimer, as shown on page four, must always appear, giving your office proper identification as shown.

ONE COLUMN	TWO COLUMN
[PICTURE]	[PICTURE]

PLEASE SEE YOUR AD KIT ON CBNET
FOR CAMERA-READY MARKS.
Go to http://cbnet.coldwellbanker.com

ADVERTISING
Equal Housing Opportunity Slogan, Logo and Statement

Please note that all advertising for the sale, rental or financing of residential real estate should contain the Equal Housing slogan, logo or statement.** These indicate to the public that the property is available to anyone, regardless of race, color, religion, sex, familial status, handicap or national origin.

To convey a clear message of Equal Housing Opportunity and to ensure compliance with the law, the slogan, logo or statement must be included in all advertising and marketing materials, brochures, billboards, etc. The slogan, logo or statement should also be used in all materials promoting and announcing the achievements of an individual Sales Associate or COLDWELL BANKER® office.

SLOGAN: Equal Housing Opportunity.

The slogan is used in ads under four column inches. The slogan may never be abbreviated to EHO. Ads under four column inches are not required to use the slogan if they are grouped with other ads under a Publisher’s notice, as in the classified section of your newspaper. This also applies to use in Buyer’s Guides.

LOGO: House Symbol [LOGO]

The logo consists of the symbol and the slogan. The symbol may not be used alone.

The logo is used in ads of four column inches or more. The logo should be clearly visible and legible. When other logos are used in display ads, the federal regulations suggest that the Equal Housing Opportunity logo be of a size at least equal to the largest of the other logos.

FEDERAL REGULATIONS suggest the following guidelines for including the logo in ads of four column inches or more:

Size of Ad	Size of Logo
1/2 page or larger	2” x 2”
1/8 page to 1/2 page	1” x 1”
4 column inches to 1/8 page	1/2” x 1/2”

The full Equal Housing Opportunity statement should read as follows:

An Equal Opportunity Company. [LOGO] Equal Housing Opportunity.

**	Franchisees outside of the U.S. are not required to use the slogan or logo.

ADVERTISING
Positioning Statement and Style Guidelines

Refer to the statement below when creating advertising materials. Our goal is to convey a uniform brand image by conveying this philosophy in all of our communications.

Coldwell Banker Real Estate Corporation is the champion for upscale buyers and sellers. Only the COLDWELL BANKER®System can respond to all needs arising from your change in circumstance. We have the experience and expertise to guide you to the most advantageous and best outcome.

Style Guidelines

ONE WORD OR TWO?

Coldwell Banker ascribes to guidelines outlined in Elements of Style and the industry-specific usage below to determine whether two words become one, are hyphenated or remain two separate words:

•	HomeBuyer when describing COLDWELL BANKER® Buyer Services products or elements (i.e., HomeBuyer Guidebook).

•	home buyer

•	home seller

•	homeowner

•	homeownership

•	downpayment

SELL A HOUSE, BUY A HOME. Example headlines:

Thinking of selling your house? Thinking of buying a home?

SALES ASSOCIATES, NOT AGENTS. We prefer to use the words Sales Associates, not agents. However, in Canada, the term Sales Representative is more appropriate. The words “Sales Associates” or “Sales Representatives” should always be in initial caps.

OPEN HOUSE. The words “Open House” should always be in initial caps.

CORRECT STYLE FOR REALTOR®. The following guidelines have been established by the National Association of Realtors® (NAR). For more information, please see the NAR Membership Marks Manual.

The ® symbol should always follow the word Realtors® when used in the name of a company, such as Golden State, Realtors®. A comma should always precede Realtors® in a company name. A real estate company can use Realtors® in its name only if it is a member of NAR and subscribes to its Code of Ethics.

If Realtor® is used in ad copy, the ® symbol should be used when Realtor® follows a person’s name. According to AP style, a ® should not be used after Realtor® when it follows a person’s name in body copy. In all usages, the first letter R of Realtor is uppercase. This upper/lowercase style is preferred by Coldwell Banker Real Estate Corporation. However, if the ® symbol is not available in your software packet, use the all-capital form, REALTOR.

When the terms Realtor®, Realtors® and Realtor-Associate® are used in pamphlets, newsletters or other written text, the ®symbol should be used in connection with each appearance, to the extent it is practical.

The following definition should appear at the bottom of the page on which the term Realtor® is first used:

Realtor® is a federally registered collective membership mark that identifies a real estate professional who is a member of the National Association of Realtors® and subscribes to its strict Code of Ethics.

Other guidelines:

•	Use the terms Realtor® or Realtors® in connection with, rather than as part of, your firm name. It’s “John Doe, Inc., Realtor®,” not “John Doe, Realtor®, Inc.”

•	Punctuation should be used to separate your firm name from the words “Realtor®” or “Realtors®,” even when they appear on separate lines:

Example: John Jones and Company, Realtor®

•	Use nonmember, instead of non-Realtor®, when referring to a real estate broker who is not a member of NAR.

•	When speaking of more than one member, use Realtors®.

•	Avoid possessives whenever possible. But if you can’t, use Realtor®‘s (singular possessive) or Realtors®’ (plural possessive).

•	While Realtor-Associate® is acceptable, it is unacceptable to combine the term “Realtor®” or the registered mark with other terms. It is also unacceptable to hyphenate (Real-tor), abbreviate (Rltr) or expand (Realtorific).

•	Don’t use descriptive words to modify the term, such as Professional Realtor®, Commercial Realtor® or Twin Cities Realtor®.

ADVERTISING
Style Guidelines

In order to present a consistent and unified image for our company, we’ve provided guidelines to follow when using the COLDWELL BANKER® name in body copy.

Never use the possessive form of COLDWELL BANKER (i.e., Coldwell Banker’s). The COLDWELL BANKER name must always be set in all caps or boldface when you do not use the complete corporate name, Coldwell Banker Real Estate Corporation.

The following examples demonstrate the correct use of our name in body copy:

•	Consumers turn to affiliates of Coldwell Banker Real Estate Corporation to make buying or selling a home simple.

•	Our impressive reputation makes the COLDWELL BANKER® System the premier real estate brand.

•	Our impressive reputation makes the COLDWELL BANKER® System the premier real estate brand.

When you use COLDWELL BANKER with your company name, do not place any punctuation between COLDWELL BANKER and the name/market, and do not cap or boldface the COLDWELL BANKER name. The following example demonstrates the proper use of COLDWELL BANKER with a company name:

•	Coldwell Banker Smith & Smith Realty has highly trained Sales Associates.

When referring to COLDWELLBANKER.COM, it must always appear in lowercase and bold with no spaces, as demonstrated in the following example:

•	Our premier real estate Web site, COLDWELLBANKER.COM, lets you search for a home 24 hours a day.

ADVERTISING
Ad Template

We’ve provided the following well-designed ad template to be incorporated into all advertising for your COLDWELL BANKER® office. Maintaining these standards will ensure quick communication to the consumer and build better brand awareness, which, in turn, will generate more sales leads for you.

SAMPLE

[PICTURE]

All font, tracking, kerning, leading and other layout specifications are for guidance purposes only. Based on copy length and ad size, the exact specifications may need to be amended.

ADVERTISING
National Image Ads

Below are samples (not actual size) of COLDWELL BANKER® national advertising. National ads are available in a variety of sizes to run in four color or in black and white. To view all ads, go to http://cbnet.coldwellbanker.com.

SAMPLE

[PICTURE]

[PICTURE]

ADVERTISING
B/W Inset Ad Template

SAMPLE

[PICTURE]

White bar is 1.61"-deep with a .5 black rule, but can vary in height to accompany more copy.

Also contains logo and current legal copy.

NOTE: No phone numbers and/or local information should be within the inset ad. Such information should be contained within the ad shell.

All font, tracking, kerning, leading and other layout specifications are for guidance purposes only. Based on copy length and ad size, the exact specifications may need to be amended.

ADVERTISING
Display Shell

SAMPLE

[PICTURE]

All font, tracking, kerning, leading and other layout specifications are for guidance purposes only. Based on copy length and ad size, the exact specifications may need to be amended.

ADVERTISING
Telephone Directory Listings

TELEPHONE DIRECTORY. Listing and advertising guidelines are set forth and examples illustrated for the White and Yellow Pages.

WHITE OR YELLOW PAGES

One Office Listing:

Coldwell Banker Smith and Smith Realty
123 Main St.	340-0842

Caption Listing and Multiple Offices:

Coldwell Banker Smith and Smith Realty
123 Main st	340-0842
456 Elm St.	340-0753
789 center st	340-0681

YELLOW PAGES

In-Column Ads — United States:

[PICTURE]

In-Column Ads — Outside of the United States:

COLDWELL BANKER AFFILIATES OF “COUNTRY NAME” ___

[PICTURE]

Display Ads:

GENERAL GUIDELINES. The only display ads approved for use in telephone directory Yellow Pages are those developed by the Approved Suppliers of Coldwell Banker Real Estate Corporation or its respective Master Franchisors.

OUTSIDE OF THE UNITED STATES. Contact the International Services Director at the Corporate Office.

USE OF THE MARK. The Mark must always appear with your company name in the proper 50/50 relationship. The appropriate disclaimer, as shown above, must always be used. The Mark is to be photographically reproduced and cannot be altered in any way.

ADVERTISING OF ANY PROPERTY OR SERVICES WHICH ARE NOT WITHIN THE DEFINITION OF THE FRANCHISED BUSINESS IS NOT PERMITTED WITH THE USE OF ANY OF THE COLDWELL BANKER® MARKS OR THE COLDWELL BANKER NAME. THE ADVERTISING OR GENERAL SOLICITATION OF CERTAIN KINDS OF COMMERCIAL BUSINESS IS SPECIFICALLY PROHIBITED. SEE YOUR POLICY MANUAL.

APPROVED SYMBOLS. The Realtor® Mark, MLS Mark, combination of Realtor®/MLS Mark and Equal Housing Opportunity symbols are approved for use with the Trademark.

UNITED STATES APPROVED SYMBOLS

[MLS LOGOS]

OUTSIDE OF THE UNITED STATES APPROVED SYMBOLS

Contact the International Services Director at the Corporate Office.

The Mark may not be used in conjunction with any other logo, mark or symbol, except approved awards symbols as shown in the Approved Supplier SourceBook.

GENERAL INFORMATION

The use of the COLDWELL BANKER name and your company name without the disclaimer is allowed ONLY in the White Pages of the telephone directory.

Your company may cross-reference your former company name with your new DBA in the White or Yellow Pages for a period of one year after affiliation with Coldwell Banker Real Estate Corporation or a Master Franchisor outside of the United States.

Example: Smith and Smith Realty
(See Coldwell Banker and Smith Realty)

NOTE: The above examples are approved by Coldwell Banker Real Estate Corporation. State or telephone company regulations may prevent the use of these formats. Should this occur, please work with your telephone representative and contact your Regional Office for assistance. Outside of the United States, contact the International Services Director at the Corporate Office.

NOTES

[PICTURE]

     ©2002 Coldwell Banker Real Estate Corporation. All Rights Reserved.®, ™andSM are licensed trademarks to Coldwell Banker Real Estate Corporation. An Equal Opportunity Company. [LOGO] Equal Housing Opportunity. Each Office Is Independently Owned and Operated Except Offices Owned and Operated By NRT Incorporated.

Exhibit H

NRT Marks

Trademarks
Coldwell Banker®
ERA®
Sotheby’s International Realty®
The Corcoran Group®
CitiHabitats®
The Sunshine Group®

URLs

http://www.jgr.com
http://www.burgdorff.com
http://coldwellbankeratlanta.com
http://cbws.com
http://cbdfw.com
http://coloradohomes.com
http://californiamoves.com
http://utahhomes.com
http://kingthompson.com
http://corcoran.com
http://sunshinegroup.com
http://pittsburghmoves.com
http://floridamoves.com
http://cbgundaker.com
http://cbmove.com
http://coldwellbankermoves.com
http://newenglandmoves.com
http://coldwellbankeronline.com

26

Exhibit I

HSC’s Trademark Usage Guidelines

27

Trademark and Service Mark Usage Guidelines

Last updated January, 2005

Anyone (“you”) making use of any trademark, service mark, logo, name, symbol or like indicator (collectively, “Mark(s)”) of Homestore, Inc. or any of its affiliates (collectively, “Homestore”) must have written authorization from the appropriate Homestore company, adhere at all times to the terms and conditions of such authorization and follow these Guidelines with respect to any such use.

Homestore reserves the right to suspend, cancel or modify any authorization to use a Mark if in Homestore’s good faith judgment the use of the Mark is not in conformance with these Guidelines and applicable law or such use impairs or threatens to impair the Mark, Homestore or its reputation.

Homestore may update, modify, re-issue and otherwise change these Guidelines at any time and any such change shall be effective as to you upon personal notification (by email, correspondence or otherwise) or posting on or within the www.Homestore.com website. It is your duty to assure you are following the most up to date version of these Guidelines.

Any and all use of a Mark must follow ordinary and customary trademark usage consistent with the laws and common practices of any country and/or other jurisdiction in which or with respect to which the Mark is used. A Mark may not be used in any place, medium or manner prohibited by applicable law or otherwise contrary to applicable law.

If you have uncertainty as to whether your use or contemplated use of a Mark is authorized or consistent with these Guidelines, you must request that Homestore approve the use and comply with Homestore’s good faith requirements as to such use or contemplated use.

Use of a Mark should include a statement, set apart from the Mark itself but nevertheless reasonably conspicuous, stating that the Mark is the property of Homestore, Inc. (or such other appropriate Homestore company). Homestore also reserves the right to require an added statement, such as a disclaimer of endorsement, business relationship or the like.

The following guidelines as to specific Marks of Homestore pertain to the particular Marks shown, but are not intended as exhaustive of all applicable requirements, nor as exhaustive of the Marks subject to these Guidelines.

LOGO GUIDELINES

_It is necessary to use the following logos and Marks correctly and consistently. The logo(s) below are available in four content/orientation versions (vertical without “,com”, vertical with “,com”, horizontal without “,com”, and horizontal with “.com”) and two color versions (cyan and purple). For simplicity, the style guide below presents examples in the cyan (preferred) version only. The same rules apply to the purple version. The following outlines proper use.

•	Homestore.com™ is the address to our website.

•	Homestore™ refers to the company (Homestore, Inc.).

•	If you are producing materials that refer to the Homestore organization, which provides a variety of media and technology-related products and services, please use the Homestore™ logo.

•	If you are unclear in any way regarding which version to use, please contact Erin Campbell (erin.campbell@homestore.com).

_Under no circumstances should anyone attempt to recreate any part of the Homestore™ logo.

one color logos for corporate use

vertical logos

horizontal logos

two color logos for marketing use. (usage permission and file retrieval through Erin Campbell (erin.Campbell@homestore.com)

vertical logos

horizontal logos

logo colors

color choices	_ cyan is the preferred logo color. The purple version is recommended when cyan is not legible on provided background.

___logo color palette

	pms process cyan C cmyk 100c 0m 0y 0k	hexachrome (web usage) 0099FF

	pms 2755C cmyk 85c 100m 5y 0k	hexachrome (web usage) 0033CC

	Red ball: vector-based gradient.	Do not attempt to replicate.

_ refer to master logo disc (or contact Erin Campbell (erin.Campbell@homestore.com)) for each Homestore logo color lock up.

_ pms, cmyk, rgb (hexacrome) color builds are incorporated next to each logo provided on disc.

_ a color build represents the breakdown of each color used to make up a single color.

_ let the printer or web master know the logo color build for optimum results.

logo usage

When using the logo	_ cmyk logos and pms coated logos are used for printing only.
In different mediums
(as may be authorized)	_ rgb logos are used for the web only.

_ one color logos are for corporate use. (i.e. business cards, letterhead, correspondence, collateral).
these rules apply
_ two color logos are for maketing use. (i.e. promotional items only – tshirts, hats).

_ 2-color logo use is through separate Homestore permission only. Please contact Erin Campbell (erin.Campbell@homestore.com).

logo aesthetics

allow for the logo to “breathe”	_ always allow 1/3 of proportional height of space around entire logo (shown below).

_ according to application choose the vertical or horizontal logo appropriate for design and amount of space.

_ use the vertical logo whenever possible. The horizontal logo is acceptable if space is limited.

don’ts

these specific rules have been made so the Homestore logo is always used in the correct way	___do not manipulate logo
___do not stretch logo
___do not put a stroke around logo
___do not change logo color
___do not put logo on a patterned background
___do not put logo in a box
___do not change proportion of logo elements
___do not use rgb logo for printing purposes

typography for collateral
	heads and subheads: è	franklin gothic deml	abcdefghijklmnopqrstuxwxyz
lower case, not all caps	superheads and body text: è	franklin gothic book	abcdefghijklmnopqrstuxwxyz
	captions and call-outs: è	franklin gothic book oblique	abcdefghijklmnopqrstuxwxyz
use these rules along with logo	payoff ines in color ads: è	franklin gothic extra condensed	abcdefghijklmnopqrstuxwxyz

logos on a
dark background
_use a “dark background” logo when graphics behind the logo are black
_“dark background” logos can be obtained by contacting Erin Campbell (erin.Campbell@homestore.com)

(shapes shown to enhance example)

TMusage

TM may require size adjustment once logo Is scaled	_ within the Homestore logo, the TM must be 1/3 the height of the “e” in Homestore and scaled proportionately to the font size.

_ the logo must be large enough so that the TM is legible with a naked eye.
use these rule along with logo

business unit logos

business unit logos (if specifically authorized) should be placed in the lower right hand corner of ad or collateral layout	_ use franklin gothic demi, tracked to 0.
_ for vertical version, place business unit flush left underneath logo type. for horizontal version, place business unit flush left underneath logo type (exclusive of TM ).

_ for HZ version, top edge of the business unit should be flush with bottom of red ball. for VT version, top edge of the business unit should be proportionately 1/3 height of “m” below logo type.

_ point size of business unit should be equal to 1/2 of proportionate height of “m” in Homestore. If when scaled to these dimensions, business unit runs longer than left edge of 2nd “e”, reduce type point size until reaches left edge of 2nd “e”.

Exhibit J

Sample Reports

28

Listing report (weekly)		Week ending:	[Date]
MLS ID	Listing Office MLS ID	Listing Office Name	Listing Agent Name	MLS Property ID	Property City	Property State	Last Listed Price	Property Views	Virtual Tours	Featured Homes	Open House	Total views	Leads (future)

[4-char RDC code]	[MLS AliasID]	[Display Name]	[Display Name]	[MLS Property ID]	[City name]	[State code]	[$]	[Count]	[Count]	[Count]	[Count]	[Total]	[Count of email leads]

Featured Company report (monthly)		Month ending:	[Date]
Market	Campaign	Impressions	Clicks	CTR

[MSA]	[Descriptive name]	[Count]	[Count of clicks]	[Click-thru rate]

12/1/2004-12/31/2004

		ACD	Aban	% Aban
Date	Split/Skill	Calls	Calls	Calls
12/1/2004	NRT	835	12	1.4
12/2/2004	NRT	769	7	0.9
12/3/2004	NRT	667	5	0.7
12/6/2004	NRT	806	16	1.9
12/7/2004	NRT	715	6	0.8
12/8/2004	NRT	633	1	0.2
12/9/2004	NRT	623	8	1.3
12/10/2004	NRT	598	2	0.3
12/13/2004	NRT	700	8	1.1
12/14/2004	NRT	662	5	0.7
12/15/2004	NRT	681	5	0.7
12/16/2004	NRT	613	6	1
12/17/2004	NRT	485	3	0.6
12/20/2004	NRT	648	3	0.5
12/21/2004	NRT	498	3	0.6
12/22/2004	NRT	471	2	0.4
12/23/2004	NRT	411	0	0
12/27/2004	NRT	578	1	0.2
12/28/2004	NRT	709	11	1.5
12/29/2004	NRT	692	8	1.1
12/30/2004	NRT	669	5	0.7
Totals	Totals	13,463	117	0.9

Annex A

List of Additional Purchases Subject to Terms and Conditions of this Agreement

29